UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21784

Name of Fund:  BlackRock Enhanced Equity Dividend Trust (BDJ)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Equity

Dividend Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2019

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.224815	$—	$—	$0.240785	$0.4656	48%	—%	—%	52%	100%
CII*	0.118494	—	0.312165	0.066141	0.4968	24	—	63	13	100
BDJ	0.121388	—	0.158812	—	0.2802	43	—	57	—	100
BOE*	0.216319	—	—	0.161681	0.3780	57	—	—	43	100
BGY*	0.120973	—	—	0.081827	0.2028	60	—	—	40	100
BME	0.045793	0.10126	1.052947	—	1.2000	4	8	88	—	100
BCX*	0.158827	—	—	0.150773	0.3096	51	—	—	49	100
BST	—	—	0.900000	—	0.9000	—	—	100	—	100
BUI	0.327428	—	0.398572	—	0.7260	45	—	55	—	100

*

Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis as of June 30, 2019:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	0.0828
BDJ	0.0467
BOE	0.0630
BGY	0.0338
BME	0.2000
BCX	0.0516
BST	0.1500
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME’s prospectus for a more complete description of its risks.

2	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) covered call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Distributions

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in a Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Option Over-Writing Illustrative Example

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

THE BENEFITS AND RISKS OF OPTION OVER-WRITING	5

Trust Information as of June 30, 2019	BlackRock Energy and Resources Trust

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($11.93)(a)	7.81%
Current Monthly Distribution per Common Share(b)	$0.0776
Current Annualized Distribution per Common Share(b)	$0.9312

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR(a)(b)	18.71%	13.71%
Lipper Natural Resources Funds(c)	20.62	14.92

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Oil prices started a strong rally from the beginning of the year through the end of April, leading to robust gains for both West Texas Intermediate and Brent crude oil for the full, semi-annual period. After a short-lived sell-off in May that was caused by concerns about weaker demand, the market quickly recovered in June as investors regained their appetite for risk. In this environment, large-cap, integrated oil companies — including the Trust’s positions in Royal Dutch Shell PLC, Exxon Mobil Corp. and BP PLC — generally performed well.

Among individual stocks, Anadarko Petroleum Corp. — which was bid for by both Occidental Petroleum Corp. and Chevron Corp. — was the leading contributor. The Trust’s investment adviser believes this may be an indication that many energy stocks are undervalued relative to the price of oil.

U.S. natural gas prices were weak during the period, reflecting strong supply growth, adverse weather conditions and weakness in the European gas market. As a result, the Trust’s position in the natural gas producer EQT Corp. was among the largest detractors from absolute performance. Other detractors of note included positions in the refining & marketing company Marathon Petroleum Corp. and the oil services company Halliburton Co.

The Trust made use of options, principally written call options on individual stocks. The option overlay strategy detracted from Trust performance in the rising market.

Describe recent portfolio activity

The investment adviser added to the Trust’s weighting in the integrated energy sector by increasing its positions in TOTAL SA and BP PLC and initiating an investment in ENI SpA. These moves were funded by decreasing the portfolio’s weighting in the exploration & production exposure (“E&P”) industry, which it achieved in part by exiting Devon Energy Corp.

Describe portfolio positioning at period end.

The investment adviser continued to focus on companies that are displaying signs of capital discipline and steady growth, as well as those that stand to benefit from growth in the emerging liquified natural gas industry. The integrated energy subsector represented the Trust’s largest allocation, followed by the E&P, distribution, refining & marketing, and oil services industries, respectively.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Energy and Resources Trust

As of June 30, 2019, the Trust had an options overwriting program in place whereby 33% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 3.8% out of the money) with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$11.93	$10.45	14.16%	$12.61	$10.21
Net Asset Value	13.10	11.98	9.35	13.92	11.98

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Royal Dutch Shell PLC — ADR	12%
Exxon Mobil Corp.	10
BP PLC	8
TOTAL SA	8
ConocoPhillips	4
TC Energy Corp	4
Williams Cos., Inc.	4
EOG Resources, Inc.	4
Marathon Petroleum Corp.	4
Chevron Corp.	4

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/19	12/31/18
Oil, Gas & Consumable Fuels	95%	94%
Energy Equipment & Services	5	6

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	7

Trust Information as of June 30, 2019	BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($15.80)(a)	6.29%
Current Monthly Distribution per Common Share(b)	$0.0828
Current Annualized Distribution per Common Share(b)	$0.9936

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII(a)(b)	15.80%	13.05%
S&P 500® Index	N/A	18.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

In the equity allocation of the Trust, the largest contributor to Trust performance for the six-month period was stock selection within the industrials sector. Most notably, exposure to both used auto auction company KAR Auction Services, Inc. and railway Norfolk Southern Corp. added to return. An underweight allocation to as well as stock selection within utilities aided performance as well, as did positioning in the financials sector.

The largest equity allocation detractors from Trust performance for the six-month period was stock selection within the consumer discretionary sector. In particular, positioning across specialty retail challenged performance. Positioning in health care also acted as a constraint on return, as holdings in the managed care and biotechnology segments produced weakness. Finally, positioning in the information technology (“IT”) sector weighed on results.

The Trust utilizes an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The use of options during the period slightly detracted from Trust performance.

Describe recent portfolio activity.

During the six-month period, the Trust significantly boosted exposure to the consumer discretionary sector. Holdings within communications services and industrials were also increased. Conversely, the Trust significantly reduced its exposure to the health care sector. The Trust also reduced its exposure to utility and materials stocks.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the IT, health care and financials sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the consumer discretionary, health care and communication services sectors. Conversely, the Trust’s largest relative underweights were in the real estate, utilities and technology sectors.

As of June 30, 2019, the Trust had an option overwriting program whereby 48% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above prevailing market prices (estimated to be 3.9% out of the money) with maturities averaging 47 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Enhanced Capital and Income Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$15.80	$14.08	12.22%	$16.31	$13.92
Net Asset Value	16.74	15.28	9.55	17.19	14.97

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Microsoft Corp.	6%
Apple, Inc.	5
Alphabet, Inc.	5
Comcast Corp.	3
Cisco Systems, Inc.	3
JPMorgan Chase & Co.	3
Walmart, Inc.	3
Pfizer, Inc.	3
UnitedHealth Group, Inc.	3
Bank of America Corp.	3

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	06/30/19	12/31/18
Information Technology	20%	20%
Health Care	16	18
Financials	14	15
Consumer Discretionary	12	10
Communication Services	12	9
Industrials	10	7
Consumer Staples	6	7
Energy	6	6
Materials	3	5
Utilities	1	3

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	9

Trust Information as of June 30, 2019	BlackRock Enhanced Equity Dividend Trust

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) covered call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($8.87)(a)	6.32%
Current Monthly Distribution per Common Share(b)	$0.0467
Current Annualized Distribution per Common Share(b)	$0.5604

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

The monthly distribution per Common Share, declared on July 1, 2019, was increased to $0.0500 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ(a)(b)	17.89%	13.44%
Russell 1000® Value Index	N/A	16.24

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contributor to Trust performance for the six-month period was stock selection in the energy sector. In particular, selection decisions within the oil, gas & consumable fuels industry added to relative return. Within financials, stock selection and an overweight in insurance, an underweight exposure to diversified financial services, and selection among banks enhanced relative performance. Lastly, stock selection and allocation decisions within information technology (“IT”) contributed, as did selection within consumer staples.

The largest detractor from relative performance derived from a combination of stock selection and allocation decisions in the health care sector. Most notably, overweight exposure to the health care providers & services industry and an underweight to the life sciences tools & services industry detracted from relative performance. Additionally, stock selection in the utilities sector represented a headwind during the period, mainly among electric utilities. In communication services, stock selection in the diversified telecom services industry was a source of underperformance. Finally, the Trust’s cash position also weighed on performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted slightly from returns during a period when the Trust posted a very strong absolute return.

Describe recent portfolio activity.

During the six-month period, the Trust boosted its exposure to the financials sector. Holdings within consumer discretionary and consumer staples also were increased. The Trust reduced its exposure to the health care and utilities sectors.

Describe portfolio positioning at period end.

The Trust’s largest allocations were in the financials, health care and IT sectors. Relative to the index, the Trust’s largest overweight positions were in the IT, health care and financials sectors. Conversely, the Trust’s largest relative underweights were in the real estate, utilities and industrials sectors.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Enhanced Equity Dividend Trust

As of June 30, 2019, the Trust had an option overwriting program in place whereby 53% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above the prevailing market prices (estimated to be 3.0% out of the money) and for maturities averaging 48 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$8.87	$7.77	14.16%	$8.89	$7.72
Net Asset Value	9.60	8.74	9.84	9.64	8.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Verizon Communications, Inc.	5%
JPMorgan Chase & Co.	4
Wells Fargo & Co.	4
Citigroup, Inc.	4
Bank of America Corp.	3
Microsoft Corp.	3
BP PLC	3
Anthem, Inc.	3
Medtronic PLC	2
Pfizer, Inc.	2

*	Excludes option positions and money market funds.

SECTOR ALLOCATION

Sector	06/30/19	12/31/18
Financials	28%	25%
Health Care	18	23
Information Technology	12	12
Energy	9	11
Consumer Staples	8	7
Communication Services	7	7
Industrials	7	6
Consumer Discretionary	5	3
Utilities	3	4
Materials	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

TRUST INFORMATION	11

Trust Information as of June 30, 2019	BlackRock Enhanced Global Dividend Trust

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) covered call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($10.73)(a)	7.05%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE(a)(b)	18.69%	11.41%
MSCI All Country World Index	N/A	16.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s lack of exposure to the underperforming energy sector represented the top contributor to relative return during the six-month period. Stock selection in materials also was additive, particularly within the containers and packing industry. In addition, an overweight to and stock selection within the industrials sector contributed, especially within the air freight and logistics industry. At the individual security level, the French energy management multinational Schneider Electric SE was among the largest contributors to performance based on strong first quarter sales. Technology conglomerate Cisco Systems, Inc. was another top performer in light of better than expected financial results and a raised earnings forecast. The Finnish engineering company Kone OYJ was a notable contributor as well, as investors rewarded Kone’s profit growth.

Conversely, an underweight to and stock selection within the information technology (“IT”) sector was the principal constraint on Trust performance, with positioning within the IT services industry weighing most heavily on returns. Security selection in consumer staples and overweight exposure to the sector, mainly in tobacco, also detracted, as did stock selection in consumer discretionary and financials. At the security level, the Trust’s positions in the tobacco companies Imperial Brands PLC and Altria Group, Inc. were two of the largest individual detractors from performance. Tobacco companies endured a sharp sell-off stemming from continued headlines regarding falling U.S. industry sales and increased regulatory pressure on “Next Generation” smoking products. Additionally, the Trust’s position in the biopharmaceutical firm AbbVie, Inc. detracted from relative performance as the company reported disappointing earnings.

The Trust made use of options, principally written call options on individual stocks. The Trust’s options writing strategy during the six months detracted from returns during a period when the Trust posted a very strong absolute return.

Describe recent portfolio activity.

During the period, the portfolio added exposure to the consumer discretionary sector, mainly within the leisure products and specialty retail industries. The Trust also added exposure within health care, especially the health care equipment and supplies sub-sector. Exposure to industrials was reduced as the Trust trimmed its position in Kone OYJ following a strong run of performance. Lastly, within consumer staples, the Trust sold its holdings in Japan Tobacco, Inc., modestly reducing its weighting to the sector.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Enhanced Global Dividend Trust

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in consumer staples and health care, with an emphasis on the tobacco and pharmaceuticals industries, respectively. The largest underweights were to IT, financials and energy. The Trust had no exposure to the real estate, utilities or energy sectors at the end of the period. From a regional perspective, a majority of portfolio assets was invested either within the United States or Europe, with significant exposure in the United Kingdom and Switzerland.

As of June 30, 2019, the Trust had an option overwriting program in place whereby 43% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above the prevailing market prices (estimated to be 2.3% out of the money) and for maturities averaging 48 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$10.73	$9.37	14.51%	$10.85	$9.30
Net Asset Value	11.90	11.07	7.50	12.10	10.91

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
TELUS Corp.	3%
Philip Morris International, Inc.	3
Rogers Communications, Inc., Class B	3
Johnson & Johnson	3
Genuine Parts Co.	3
Cisco Systems, Inc.	3
Amcor Ltd.	3
International Paper Co.	3
GlaxoSmithKline PLC	3
Coca-Cola Co.	3

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	06/30/19	12/31/18
United States	44%	43%
United Kingdom	16	16
Switzerland	7	6
Canada	6	7
Australia	5	6
Netherlands	3	2
Singapore	3	3
France	3	4
Germany	3	2
Ireland	2	1
Denmark	2	1
Finland	2	3
Sweden	1	1
Taiwan	1	2
India	1	1
China	1	1
Other	—	1	(a)

(a)	Other includes a 1% holding or less in Japan.

TRUST INFORMATION	13

Trust Information as of June 30, 2019	BlackRock Enhanced International Dividend Trust

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) covered call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of as of June 30, 2019 ($5.62)(a)	7.22%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY(a)(b)	17.05%	11.42%
MSCI All Country World Index ex-USA	N/A	13.60

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The largest contributions to the Trust’s relative performance during the six-month period came from stock selection in the health care, industrials and consumer discretionary sectors. Regionally, the Trust benefited from security selection within Europe ex-U.K. and Asia ex-Japan.

Conversely, security selection in information technology, financials and consumer staples detracted from relative performance. By region, holdings in Canadian- and U.K.-listed companies detracted from returns.

During the period, the Trust made use of options, principally written call options on individual stocks. The Trust’s options writing strategy during the past six months detracted slightly from Trust performance during a period when the Trust posted a strong absolute return.

Describe recent portfolio activity.

The Trust reduced its exposure to Japanese securities by exiting its position in Japan Tobacco, Inc. The Trust increased exposure to Swiss-listed companies by initiating a position in the luxury goods firm Compagnie Financière Richemont SA.

Describe portfolio positioning at period end.

At the end of the reporting period, the Fund held its largest sector overweight positions in health care, consumer staples and industrials, and its most significant underweights in financials, consumer discretionary and energy. By region, the Trust’s largest overweights were in European and North American securities, while its largest regional underweights included the emerging markets and Japan-listed securities.

As of June 30, 2019, the Trust had an option overwriting program in place whereby 44% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above the prevailing market prices (estimated to be 2.2% out of the money) and for maturities averaging 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Enhanced International Dividend Trust

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$5.62	$4.98	12.85%	$5.74	$4.94
Net Asset Value	6.22	5.79	7.43	6.32	5.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
TELUS Corp.	6%
Rogers Communications, Inc., Class B	6
Deutsche Post AG, Registered Shares	5
GlaxoSmithKline PLC	5
Imperial Brands PLC	5
Amcor PLC	5
British American Tobacco PLC	5
Nestle SA, Registered Shares	4
Novartis AG, Registered Shares	4
Unilever PLC	4

*	Excludes option positions and money market funds.

GEOGRAPHIC ALLOCATION

Country	06/30/19	12/31/18
United Kingdom	29%	28%
Canada	12	11
Switzerland	12	10
Australia	9	9
Netherlands	5	4
France	5	6
Germany	5	4
Singapore	5	3
United States	4	5
Denmark	3	2
Finland	3	5
Sweden	2	3
China	2	3
Taiwan	2	3
India	2	2
Japan	—	2

TRUST INFORMATION	15

Trust Information as of June 30, 2019	BlackRock Health Sciences Trust

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($38.89)(a)	6.17%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME(a)(b)	10.16%	10.12%
Russell 3000® Healthcare Index	N/A	10.23

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

Healthcare stocks produced a strong, double-digit gain in the semiannual period, but the sector failed to keep pace with the even larger advance for the broader market. At a time of robust investor risk appetites, higher-risk and more economically sensitive stocks generally outperformed the types of stable growers typically found in the health care sector.

Consistent with the Trust’s bottom-up approach, stock selection was the primary driver of performance. While selection in the biotechnology and pharmaceuticals subsectors added value, the benefit was offset by the Trust’s somewhat weaker showing in the healthcare providers & services and medical devices & supplies sub-sectors.

At the individual company level, the Trust’s zero weightings in three outperforming stocks — Danaher Corp., Celgene Corp., and Veeva Systems, Inc. — were the largest detractors. Danaher, a medical devices & supplies firm, staged a strong rally as investors grew increasingly optimistic about the potential benefits of the company’s acquisition of GE’s biopharmaceutical business. Celgene was bid up in the first week of January following a takeover bid from the pharmaceutical firm Bristol-Myers Squibb Co., while Veeva rallied after reporting record sales growth for its clinical data management system, Veeva Vault.

A zero weighting in the biotechnology firm AbbVie, Inc. was the leading contributor to performance, as the stock declined after announcing its acquisition of the pharmaceutical firm Allergan PLC. In addition, AbbVie missed earnings expectations and lowered its guidance for 2019. An overweight position in the medical device company Masimo Corp. was also a top contributor. Masimo reported strong earnings with revenue that exceeded expectations, and raised its outlook for the full year due to robust growth in its non-invasive device business. Stryker Corp., which beat earnings expectations due to the solid growth of its surgical robotics technology, was another contributor of note.

The Trust made use of options, principally written call options on individual stocks. The option overlay strategy had a marginally negative impact on results in the rising market.

Describe recent portfolio activity.

The Trust increased its allocation to the medical devices & supplies subsector, while it reduced its weightings in the pharmaceuticals, biotechnology, and health care providers & services subsectors.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Health Sciences Trust

Describe portfolio positioning at period end.

The Trust continued to use a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of healthcare stocks. The portfolio continues to reflect two broad themes: innovation and value-based healthcare.

Innovation in medical technology remains a secular growth driver for the healthcare sector, as companies continue to develop new therapies or products that fulfill an unmet medical need or that represent an improvement over current treatments. This encompasses not only the biotechnology industry, but also the pharmaceuticals and medical devices & supplies sub-sectors.

With respect to value-based health care, the Trust has an above-benchmark weighting in the health care providers & services industry due to a sizable overweight in managed care stocks. The investment adviser continued to find a number of companies in this area that it believes are well positioned to reduce healthcare costs by leveraging their scale and analytical capabilities. Additionally, select holdings in the health care services industry feature business models that are benefiting from the shift to lower-cost options such as home healthcare.

As of June 30, 2019, the Trust had an options overwriting program in place whereby 30% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above prevailing market prices (estimated to be 3.7% out of the money) with an average time until expiration of 45 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$38.89	$36.45	6.69%	$41.15	$35.75
Net Asset Value	38.26	35.87	6.66	38.53	34.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
UnitedHealth Group, Inc.	8%
Abbott Laboratories	7
Boston Scientific Corp.	4
Thermo Fisher Scientific, Inc.	4
Stryker Corp.	4
Medtronic PLC	3
Merck & Co., Inc.	3
Pfizer, Inc.	3
Eli Lilly & Co.	3
Anthem, Inc.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/19	12/31/18
Health Care Equipment & Supplies	35%	27%
Pharmaceuticals	22	25
Health Care Providers & Services	19	23
Biotechnology	14	18
Life Sciences Tools & Services	9	5
Health Care Technology	1	1
Diversified Consumer Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	17

Trust Information as of June 30, 2019	BlackRock Resources & Commodities Strategy Trust

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($8.18)(a)	7.57%
Current Monthly Distribution per Common Share(b)	$0.0516
Current Annualized Distribution per Common Share(b)	$0.6192

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX(a)(b)	20.42%	14.27%
Lipper Natural Resources Funds(c)	20.62	14.92

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Oil prices stated a strong rally from the beginning of the year through the end of April, leading to robust gains for both West Texas Intermediate and Brent crude oil for the full, semiannual period. After a short-lived sell-off in May that was caused by concerns about weaker demand, the market quickly recovered in June as investors regained their appetite for risk. In this environment, large-cap, integrated oil companies — including the Trust’s positions in Royal Dutch Shell PLC and BP PLC — generally performed well.

Iron ore was the standout performer in the industrials metals space due to seasonal restocking by Chinese steel mills and a large producer’s suspension of production. The Trust’s positions in mining companies, particularly BHP Billiton Ltd and Rio Tinto PLC, finished the period among the top contributors to absolute performance.

Umicore NV was the largest individual detractor. The Trust’s investment adviser began building a position in the company in late 2018 on the belief that it would capitalize on the positive trends in the electric vehicle and battery recycling industries. The stock initially performed well, but it turned lower in April after the company issued a profit warning for both 2019 and 2020. In reducing its forward guidance, Umicore cited lower cobalt prices and weaker demand for electric vehicle cathodes in China.

The Trust’s position in the specialist ingredients producer Ingredion, Inc. also detracted from performance. The company reported fourth-quarter results that were ahead of expectations, but it lowered its outlook for 2019. Other detractors of note included positions in the nutrition company Glanbia PLC and the lithium producer Albemarle Corp.

The Trust made use of options, principally written call options on individual stocks. The option overlay strategy detracted from results in the rising market.

Describe recent portfolio activity.

The investment adviser shifted the Trust’s holdings in the diversified mining sector. It sold the Trust’s position in Glencore PLC on the belief that the company had an unfavorable commodity mix and rising environmental, social and governance risks. The proceeds were rotated into Anglo American PLC. The Trust also reduced the portfolio’s weighting in fertilizer companies by exiting CF Industries Holdings, Inc. and increased its allocation to select protein producers, including Tyson Foods, Inc.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Resources & Commodities Strategy Trust

Describe portfolio positioning at period end.

The mining industry represented the Trust’s largest allocation, followed by energy and agriculture, respectively.

As of June 30, 2019, the Trust had an options overwriting program in place whereby 37% of the underlying equities were overwritten with call options. The options were typically written at levels above prevailing market prices (estimated to be 3.7% out of the money) with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$8.18	$7.06	15.86%	$8.38	$6.98
Net Asset Value	9.28	8.44	9.95	9.64	8.31

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Royal Dutch Shell PLC — ADR	6%
TOTAL SA	5
BP PLC — ADR	5
BHP Group PLC	5
Anglo American PLC	5
Nutrien Ltd.	5
Exxon Mobil Corp.	4
Barrick Gold Corp.	3
Rio Tinto PLC — ADR	3
FMC Corp.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/19	12/31/18
Metals & Mining	37%	38%
Oil, Gas & Consumable Fuels	34	33
Chemicals	10	14
Food Products	10	7
Containers & Packaging	3	3
Electronic Equipment, Instruments & Components	2	1
Specialty Retail	2	—
Machinery	1	1
Pharmaceuticals	1	1
Paper & Forest Products	—	1
Energy Equipment & Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	19

Trust Information as of June 30, 2019	BlackRock Science and Technology Trust

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($32.31)(a)	5.57%
Current Monthly Distribution per Common Share(b)	$0.1500
Current Annualized Distribution per Common Share(b)	$1.8000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST(a)(b)	21.00%	27.56%
MSCI World Information Technology Index	N/A	26.60

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

The Trust’s security selection within software companies made the largest contribution to relative return during the period, driven by the strong performance of enterprise software and cloud computing firms. On a stock specific basis, the Trust’s out-of-benchmark position in the hardware and streaming services company Roku, Inc. was the largest individual contributor to relative return based on the company’s strong sales growth. In addition, the Trust’s lack of holdings in the semiconductor firm Intel Corp. was the second largest contributor as the firm lowered its earnings forecast during the period. The third largest individual contribution came from an overweight position to the digital security company Okta, Inc., as Okta unveiled a new identity management product for servers and the cloud that investors responded to favorably.

Conversely, stock selection within gaming and media companies weighed on relative performance at the sub-sector level. At the security level, a non-benchmark position in the technology conglomerate Alphabet, Inc. represented the largest individual detractor. The Google parent company’s stock sold off due to increased regulatory scrutiny over alleged anti-competitive practices. Additionally, an underweight position to the software giant Microsoft Corp. detracted as the company’s strong first quarter earnings made it the third company in history to reach a $1 trillion valuation. An out-of-benchmark position in the Chinese gaming company Tencent Holdings Ltd. also detracted as several of the company’s new game titles failed to receive approval from Chinese authorities.

The Trust made use of options, principally written call options on individual stocks. The Trust’s options writing strategy detracted slightly from returns during a period when the underlying equity portfolio experienced a strong positive return.

Describe recent portfolio activity.

During the six-month period, exposure to software and internet firms was increased, as the investment team believes that these companies possess the tailwinds of innovation coupled with a lower level of sensitivity to late-cycle macroeconomic factors. Earlier in the year, the Trust also decreased exposure to cyclically exposed technology firms amid a slowing economic backdrop. Finally, the Trust participated in a number of initial public offerings during the period.

Describe portfolio positioning at period end.

The Trust’s investment process aims to provide a balance of legacy technology firms that can continually innovate and newer, disruptive entrants that displace those that fail to innovate, with approximately 40% of the portfolio consisting of “core” legacy companies and 60% making up the “opportunistic,” high-growth portion. At period end,

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Science and Technology Trust

the Trust’s largest sub-sector exposures were to internet and software companies, as these firms are supported by the longer-term tailwinds of innovation and the transition to cloud computing. The Trust’s software exposure was characterized by companies that offer enterprise software solutions, cloud computing services and software-as-a-service, and are less cyclical in nature. The Trust also held a substantial investment in the 5G (that is, the next phase in global telecommunication standards) supply chain as this emerging technology is on track to disrupt the internet and communications space.

As of period end, the Trust had an option overwriting program in place whereby 35% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above the prevailing market prices (estimated to be 6.0% out of the money) and for maturities averaging 44 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$32.31	$27.48	17.58%	$34.68	$26.89
Net Asset Value	32.49	26.21	23.96	32.94	25.18

Market Price and Net Asset Value History Since Inception

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Microsoft Corp.	5%
Amazon.com, Inc.	4
Tencent Holdings Ltd.	4
Alibaba Group Holding Ltd. — ADR	3
Mastercard, Inc.	3
Alphabet, Inc.	3
Twilio, Inc.	3
Visa, Inc.	3
Apple, Inc.	2
salesforce.com, Inc.	2

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/19	12/31/18
Software	26%	28%
IT Services	23	18
Semiconductors & Semiconductor Equipment	12	11
Internet & Direct Marketing Retail	12	11
Interactive Media & Services	11	16
Entertainment	4	6
Technology Hardware, Storage & Peripherals	2	3
Internet Software & Services	2	—
Electronic Equipment, Instruments & Components	1	2
Diversified Consumer Services	1	1
Health Care Technology	1	1
Diversified Telecommunication Services	1	1
Communications Equipment	1	1
Diversified Financial Services	1	—
Household Durables	1	—
Road & Rail	1	—
Automobiles	—	1
Other	—	—	(a)

(a)	Other includes a 1% holding or less in each of the following industries:

Household Durables and Wireless Telecommunication Services

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	21

Trust Information as of June 30, 2019	BlackRock Science and Technology Trust II

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) covered call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSTZ
Initial Offering Date	June 27, 2019

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Science and Technology Trust II

Market Price and Net Asset Value Per Share Summary

	06/30/19	6/27/19 (a)	Change	High	Low
Market Price	$20.80	$20.00	4.00%	$20.95	$20.00
Net Asset Value	20.09	20.00	0.45	20.09	20.00

(a)	Commencement of operations.

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
Micron Technology, Inc.	3%
Linx SA	3
Twilio, Inc.	2
Atlassian Corp. PLC	2
IAC InterActive Corp.	2
Zendesk, Inc.	2
RealReal, Inc.	2
Splunk, Inc.	2
SVMK, Inc.	2
Wix.com Ltd.	2

*

Figures exclude assets held in money market funds and option positions. The Trust commenced operations on June 27, 2019 and had approximately 80% of its assets held in money market funds at period end as it continued to diligently identify appropriate investment opportunities.

INDUSTRY ALLOCATION

Industry	06/30/19
Software	34%
IT Services	19
Semiconductors & Semiconductor Equipment	14
Internet & Direct Marketing Retail	8
Interactive Media & Services	6
Entertainment	4
Diversified Consumer Services	2
Diversified Telecommunication Services	2
Communications Equipment	2
Health Care Technology	2
Multiline Retail	1
Electrical Equipment	1
Hotels, Restaurants & Leisure	1
Household Durables	1
Professional Services	1
Electronic Equipment, Instruments & Components	1
Capital Markets	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	23

Trust Information as of June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) covered call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2019 ($22.14)(a)	6.56%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2019 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI(a)(b)	16.09%	15.98%
Lipper Utility Funds(c)	25.26	19.36

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV.

What factors influenced performance?

Merger and acquisition activity had a positive impact on the Trust’s performance during the period. Energy-efficient systems specialist Johnson Controls International PLC announced the sale of its battery business earlier than most had expected, and the company implemented a stock buyback to return capital to shareholders. Also adding to absolute performance were the Trust’s holdings in solar energy, which performed strongly on hopes for Chinese stimulus measures and greater levels of Chinese solar installations for 2019. Siemens Gamesa Renewable Energy SA was a notable contributor in this area. Wind turbine manufacturer Vestas Wind Systems A/S also contributed to returns following a significant increase in free cash flow expectations for the year. In addition, clean-power utility holdings appeared to benefit from dovish comments from the U.S. Fed regarding the likely future direction of interest rates. This included positions in electric utilities NextEra Energy, Inc. and Enel SpA.

Among the largest detractors from the Trust’s absolute returns was its position in materials technology and recycling company Umicore SA, as the Belgian company warned near the middle of the period that lower cobalt prices and weaker demand for Chinese electric vehicle components following cuts in subsidies would likely lead to reduced earnings throughout 2019 and 2020. In addition, semiconductor company Infineon Technologies AG detracted after warning that sluggish results in the first quarter of 2019 would hold back sales growth for the full year. Other notable individual stock detractors included renewable energy specialist China Longyuan Power Group Corp. and U.S. electric utility Pinnacle West Capital Corp.

During the period, the Trust made use of options, principally written call options on individual stocks. The Trust’s option writing strategy detracted from performance during the period.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Information as of June 30, 2019 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust

Describe recent portfolio activity.

During the period, the Trust continued to reduce its exposure to traditional infrastructure companies due to its less favorable outlook on the space, selling its positions in French rail and transport systems designer Getlink SE and Italian transport infrastructure specialist Atlantia SpA. The Trust also reduced its holdings in higher-carbon energy sources by decreasing its holdings of U.S. utilities Dominion Energy Inc. and Duke Energy Corp. The Trust used the proceeds to rotate into favored lower-carbon energy holdings, including Vestas Wind Systems A/S and Johnson Controls International PLC.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 55% of the Trust’s assets. The Trust had approximately 19% and 12.5% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of June 30, 2019, the Trust had an option overwriting program in place whereby 33% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at levels above the prevailing market prices (estimated to be 2.2% out of the money) and for maturities averaging 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	06/30/19	12/31/18	Change	High	Low
Market Price	$22.14	$19.76	12.04%	$22.35	$19.26
Net Asset Value	21.01	18.77	11.93	21.14	18.60

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

TEN LARGEST HOLDINGS

Security	06/30/19
NextEra Energy, Inc.	10%
Enel SpA	6
EDP Renovaveis SA	5
Williams Cos., Inc.	4
Iberdrola SA	4
TC Energy Corp.	3
Vinci SA	3
Schneider Electric SE	3
National Grid PLC	3
Public Service Enterprise Group, Inc.	3

*	Excludes option positions and money market funds.

INDUSTRY ALLOCATION

Industry	06/30/19	12/31/18
Electric Utilities	34%	39%
Multi-Utilities	15	20
Oil, Gas & Consumable Fuels	12	13
Electrical Equipment	10	6
Independent Power and Renewable Electricity Producers	7	7
Chemicals	6	4
Building Products	6	2
Construction & Engineering	5	—
Semiconductors & Semiconductor Equipment	3	2
Machinery	2	1
Transportation Infrastructure	—	6

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

TRUST INFORMATION	25

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.8%

Energy Equipment & Services — 4.4%
Baker Hughes a GE Co., Class A(a)	266,250	$6,557,737
Halliburton Co.(a)	237,750	5,406,435
Patterson-UTI Energy, Inc.(a)	146,798	1,689,645
Schlumberger Ltd.(a)	92,974	3,694,787

		17,348,604

Oil, Gas & Consumable Fuels — 94.4%
Anadarko Petroleum Corp.(a)	194,903	13,752,356
BP PLC	4,754,050	33,120,327
Cairn Energy PLC(b)	1,531,278	3,377,593
Canadian Natural Resources Ltd.	339,140	9,144,388
Chevron Corp.(a)(c)	116,335	14,476,727
CNOOC Ltd.	2,267,000	3,866,963
Concho Resources, Inc.(a)	101,619	10,485,048
ConocoPhillips(a)	286,100	17,452,100
Eni SpA	675,150	11,225,934
EOG Resources, Inc.(a)	162,000	15,091,920
EQT Corp.	119,700	1,892,457
Equinor ASA	169,000	3,352,515
Exxon Mobil Corp.(a)(c)	508,852	38,993,329
Galp Energia SGPS SA	332,415	5,112,298
Hess Corp.(a)	45,050	2,863,829
Kosmos Energy Ltd.	950,976	5,962,620
Marathon Petroleum Corp.(a)	260,235	14,541,932
Noble Energy, Inc.(a)	261,814	5,864,634
Oil Search Ltd.	609,763	3,040,788
Pioneer Natural Resources Co.(a)	72,376	11,135,771
Royal Dutch Shell PLC — ADR, Class A(a)	727,400	47,331,918
Royal Dutch Shell PLC, Class A	190,298	6,210,863
Suncor Energy, Inc.	446,620	13,931,829
TC Energy Corp.	314,700	15,601,026

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TOTAL SA	562,803	$31,569,734
Valero Energy Corp.(a)	162,738	13,932,000
Williams Cos., Inc.(a)	555,450	15,574,818

		368,905,717

Total Long-Term Investments — 98.8% (Cost — $380,708,391)		386,254,321

Short-Term Securities — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(e)	8,401,154	8,401,154

Total Short-Term Securities — 2.2% (Cost — $8,401,154)		8,401,154

Total Investments Before Options Written — 101.0% (Cost — $389,109,545)		394,655,475

Options Written — (0.9)% (Premiums Received — $2,583,979)		(3,409,717)

Total Investments, Net of Options Written — 100.1% (Cost — $386,525,566)		391,245,758

Liabilities in Excess of Other Assets — (0.1)%		(484,402)

Net Assets — 100.0%		$390,761,356

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	5,006,975	3,394,179	8,401,154	$8,401,154	$85,938	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Exxon Mobil Corp.	282	07/05/19	USD	76.00	USD	2,161	$(31,866)
Baker Hughes a GE Co., Class A	73	07/11/19	USD	24.50	USD	180	(4,855)
Chevron Corp.	93	07/12/19	USD	118.00	USD	1,157	(69,053)
ConocoPhillips	209	07/12/19	USD	61.00	USD	1,275	(25,498)
Exxon Mobil Corp.	147	07/12/19	USD	74.00	USD	1,126	(44,027)
Halliburton Co.	193	07/12/19	USD	22.00	USD	439	(23,063)
Marathon Petroleum Corp.	125	07/12/19	USD	48.00	USD	699	(100,313)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Royal Dutch Shell PLC — ADR, Class A	922	07/12/19	USD	66.25	USD	5,999	$(37,732)
Schlumberger Ltd.	69	07/12/19	USD	36.00	USD	274	(26,910)
Valero Energy Corp.	51	07/12/19	USD	73.50	USD	437	(62,348)
Valero Energy Corp.	104	07/12/19	USD	80.00	USD	890	(62,140)
Williams Cos., Inc.	234	07/12/19	USD	28.09	USD	656	(9,061)
Anadarko Petroleum Corp.	270	08/02/19	USD	71.00	USD	1,905	(8,340)
Baker Hughes a GE Co., Class A	205	07/19/19	USD	25.00	USD	505	(12,300)
Baker Hughes a GE Co., Class A	179	07/19/19	USD	24.00	USD	441	(20,585)
Canadian Natural Resources Ltd.	382	07/19/19	CAD	38.00	CAD	1,349	(3,646)
Canadian Natural Resources Ltd.	211	07/19/19	CAD	36.00	CAD	745	(9,426)
Chevron Corp.	106	07/19/19	USD	125.00	USD	1,319	(19,080)
Concho Resources, Inc.	181	07/19/19	USD	110.00	USD	1,868	(22,172)
ConocoPhillips	158	07/19/19	USD	65.00	USD	964	(3,792)
ConocoPhillips	160	07/19/19	USD	62.50	USD	976	(13,120)
EOG Resources, Inc.	203	07/19/19	USD	100.00	USD	1,891	(12,180)
EOG Resources, Inc.	82	07/19/19	USD	90.00	USD	764	(39,360)
Exxon Mobil Corp.	282	07/19/19	USD	77.50	USD	2,161	(24,675)
Halliburton Co.	369	07/19/19	USD	22.50	USD	839	(36,531)
Marathon Petroleum Corp.	125	07/19/19	USD	57.50	USD	699	(14,125)
Noble Energy, Inc.	290	07/19/19	USD	22.50	USD	650	(22,475)
Patterson-UTI Energy, Inc.	343	07/19/19	USD	12.00	USD	395	(11,147)
Pioneer Natural Resources Co.	98	07/19/19	USD	155.00	USD	1,508	(48,020)
Royal Dutch Shell PLC — ADR, Class A	385	07/19/19	USD	65.00	USD	2,505	(41,388)
Schlumberger Ltd.	120	07/19/19	USD	37.50	USD	477	(33,180)
Suncor Energy, Inc.	345	07/19/19	CAD	42.00	CAD	1,409	(6,586)
Valero Energy Corp.	136	07/19/19	USD	80.00	USD	1,164	(85,340)
Williams Cos., Inc.	322	07/19/19	USD	29.00	USD	903	(5,313)
Baker Hughes a GE Co., Class A	59	07/25/19	USD	25.25	USD	145	(3,537)
Anadarko Petroleum Corp.	142	07/26/19	USD	71.00	USD	1,002	(15,691)
ConocoPhillips	108	07/26/19	USD	60.00	USD	659	(24,030)
EOG Resources, Inc.	72	07/26/19	USD	90.00	USD	671	(37,080)
Exxon Mobil Corp.	219	07/26/19	USD	75.50	USD	1,678	(65,810)
Hess Corp.	96	07/26/19	USD	62.50	USD	610	(30,480)
Marathon Petroleum Corp.	184	07/26/19	USD	50.50	USD	1,028	(101,200)
Pioneer Natural Resources Co.	85	07/26/19	USD	160.00	USD	1,308	(31,450)
Royal Dutch Shell PLC — ADR, Class A	247	07/26/19	USD	64.50	USD	1,607	(40,137)
Valero Energy Corp.	104	07/26/19	USD	77.00	USD	890	(95,940)
Williams Cos., Inc.	82	07/26/19	USD	28.50	USD	230	(3,485)
Williams Cos., Inc.	215	07/26/19	USD	27.06	USD	603	(29,118)
Baker Hughes a GE Co., Class A	53	07/29/19	USD	24.25	USD	131	(6,274)
Baker Hughes a GE Co., Class A	145	07/29/19	USD	25.75	USD	357	(7,793)
Anadarko Petroleum Corp.	270	08/02/19	USD	71.00	USD	1,905	(36,045)
Chevron Corp.	208	08/02/19	USD	126.00	USD	2,588	(46,696)
ConocoPhillips	176	08/02/19	USD	63.00	USD	1,074	(19,272)
EOG Resources, Inc.	50	08/02/19	USD	95.00	USD	466	(14,850)
Exxon Mobil Corp.	245	08/02/19	USD	78.00	USD	1,877	(29,277)
Halliburton Co.	170	08/02/19	USD	22.50	USD	387	(21,760)
Hess Corp.	61	08/02/19	USD	65.50	USD	388	(13,054)
Marathon Petroleum Corp.	193	08/02/19	USD	52.00	USD	1,078	(100,360)
Pioneer Natural Resources Co.	70	08/02/19	USD	147.00	USD	1,077	(78,750)
Royal Dutch Shell PLC — ADR, Class A	247	08/02/19	USD	66.00	USD	1,607	(25,317)
Valero Energy Corp.	67	08/02/19	USD	80.00	USD	574	(46,900)
Williams Cos., Inc.	322	08/02/19	USD	28.00	USD	903	(25,921)
Williams Cos., Inc.	58	08/02/19	USD	27.50	USD	163	(6,438)
ConocoPhillips	37	08/09/19	USD	61.82	USD	226	(6,271)
Exxon Mobil Corp.	281	08/09/19	USD	78.50	USD	2,153	(32,034)
Halliburton Co.	106	08/09/19	USD	25.50	USD	241	(4,028)
Royal Dutch Shell PLC — ADR, Class A	384	08/09/19	USD	66.00	USD	2,499	(45,120)
Baker Hughes a GE Co., Class A	145	08/16/19	USD	26.00	USD	357	(9,787)
Baker Hughes a GE Co., Class A	72	08/16/19	USD	27.00	USD	177	(2,700)
Canadian Natural Resources Ltd.	593	08/16/19	CAD	38.00	CAD	2,094	(22,868)
Concho Resources, Inc.	174	08/16/19	USD	110.00	USD	1,795	(55,680)

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ConocoPhillips	153	08/16/19	USD	62.50	USD	933	$(24,327)
EOG Resources, Inc.	160	08/16/19	USD	97.50	USD	1,491	(40,960)
Exxon Mobil Corp.	324	08/16/19	USD	77.50	USD	2,483	(51,678)
Marathon Petroleum Corp.	283	08/16/19	USD	55.00	USD	1,581	(98,343)
Noble Energy, Inc.	360	08/16/19	USD	22.50	USD	806	(45,000)
Royal Dutch Shell PLC — ADR, Class A	360	08/16/19	USD	65.00	USD	2,343	(60,300)
Schlumberger Ltd.	136	08/16/19	USD	40.00	USD	540	(23,392)
Suncor Energy, Inc.	412	08/16/19	CAD	44.00	CAD	1,683	(7,079)
Valero Energy Corp.	107	08/16/19	USD	85.00	USD	916	(40,660)
Williams Cos., Inc.	363	08/16/19	USD	29.00	USD	1,018	(17,605)
Williams Cos., Inc.	58	08/16/19	USD	28.00	USD	163	(5,539)
Williams Cos., Inc.	290	09/20/19	USD	29.00	USD	813	(20,880)

							$(2,560,563)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EQT Corp.	JPMorgan Chase Bank N.A.	25,400	07/02/19	USD	21.92	USD	402	$—
TC Energy Corp.	Goldman Sachs International	21,100	07/08/19	CAD	63.94	CAD	1,370	(18,426)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	368,000	07/09/19	HKD	13.61	HKD	4,902	(7,468)
Eni SpA	Morgan Stanley & Co. International PLC	74,200	07/09/19	EUR	14.70	EUR	1,085	(12,189)
Patterson-UTI Energy, Inc.	Citibank N.A.	17,000	07/09/19	USD	13.99	USD	196	(41)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	40,700	07/09/19	GBP	25.69	GBP	1,046	(15,424)
Galp Energia SGPS SA	UBS AG	37,800	07/10/19	EUR	14.81	EUR	511	(237)
Suncor Energy, Inc.	UBS AG	23,800	07/10/19	CAD	44.76	CAD	972	(24)
TOTAL SA	Credit Suisse International	17,800	07/12/19	EUR	49.91	EUR	878	(8,827)
EQT Corp.	JPMorgan Chase Bank N.A.	25,400	07/16/19	USD	22.13	USD	402	(2)
BP PLC	Credit Suisse International	566,500	07/17/19	GBP	5.56	GBP	3,110	(46,254)
Galp Energia SGPS SA	Credit Suisse International	36,800	07/17/19	EUR	14.05	EUR	498	(4,543)
TOTAL SA	Goldman Sachs International	59,600	07/17/19	EUR	47.56	EUR	2,940	(138,193)
TC Energy Corp.	Credit Suisse International	32,700	07/19/19	CAD	64.69	CAD	2,123	(20,409)
BP PLC	Goldman Sachs International	232,500	07/23/19	GBP	5.59	GBP	1,276	(20,109)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	300,000	07/23/19	HKD	13.64	HKD	3,996	(10,722)
TOTAL SA	Deutsche Bank AG	31,100	07/23/19	EUR	47.57	EUR	1,534	(73,456)
Eni SpA	UBS AG	75,900	07/24/19	EUR	14.13	EUR	1,110	(52,187)
Oil Search Ltd.	UBS AG	89,200	07/24/19	AUD	7.06	AUD	633	(15,219)
TC Energy Corp.	Credit Suisse International	21,500	07/24/19	CAD	66.13	CAD	1,396	(5,018)
Noble Energy, Inc.	Credit Suisse International	26,600	07/26/19	USD	23.11	USD	596	(18,819)
Royal Dutch Shell PLC — ADR, Class A	Goldman Sachs International	26,000	07/30/19	GBP	26.38	GBP	668	(7,478)
Eni SpA	UBS AG	86,200	07/31/19	EUR	14.20	EUR	1,260	(56,613)
Equinor ASA	Morgan Stanley & Co. International PLC	30,000	07/31/19	NOK	174.10	NOK	5,077	(10,037)
Oil Search Ltd.	JPMorgan Chase Bank N.A.	124,300	07/31/19	AUD	7.13	AUD	883	(20,977)
BP PLC	Goldman Sachs International	270,000	08/02/19	GBP	5.58	GBP	1,482	(33,525)
Galp Energia SGPS SA	Morgan Stanley & Co. International PLC	41,800	08/02/19	EUR	13.75	EUR	565	(13,488)
TOTAL SA	Morgan Stanley & Co. International PLC	33,100	08/02/19	EUR	48.32	EUR	1,633	(63,949)
Suncor Energy, Inc.	Royal Bank of Canada	33,000	08/06/19	CAD	41.62	CAD	1,348	(14,952)
TOTAL SA	Morgan Stanley & Co. International PLC	19,900	08/06/19	EUR	48.80	EUR	982	(32,239)
BP PLC	Credit Suisse International	595,000	08/08/19	GBP	5.58	GBP	3,267	(56,728)
TC Energy Corp.	Goldman Sachs International	34,800	08/12/19	CAD	65.66	CAD	2,259	(18,604)
TOTAL SA	Morgan Stanley & Co. International PLC	35,500	08/14/19	EUR	49.68	EUR	1,751	(44,393)
Suncor Energy, Inc.	Credit Suisse International	23,800	08/28/19	CAD	43.01	CAD	972	(8,604)

								$(849,154)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Energy and Resources Trust (BGR)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$440,251	$(1,265,989)	$(3,409,717)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,409,717	$—	$—	$—	$3,409,717

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,157)	$—	$—	$—	$(2,157)
Options written	—	—	1,384,373	—	—	—	1,384,373

	$—	$—	$1,382,216	$—	$—	$—	$1,382,216

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(6,598)	$—	$—	$—	$(6,598)
Options written	—	—	(3,331,792)	—	—	—	(3,331,792)

	$—	$—	$(3,338,390)	$—	$—	$—	$(3,338,390)

(a) Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,089,181

(a) Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,409,717
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,560,563)

Total derivative assets and liabilities subject to an MNA	$—	$849,154

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Energy and Resources Trust (BGR)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$41	$—	$—	$—	$41
Credit Suisse International	169,202	—	(152,929)	—	16,273
Deutsche Bank AG	73,456	—	—	—	73,456
Goldman Sachs International	251,759	—	(251,759)	—	—
JPMorgan Chase Bank N.A.	39,169	—	—	—	39,169
Morgan Stanley & Co. International PLC	176,295	—	—	—	176,295
Royal Bank of Canada	14,952	—	—	—	14,952
UBS AG	124,280	—	—	—	124,280

	$849,154	$—	$(404,688)	$—	$444,466

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Energy Equipment & Services	$17,348,604	$—	$—	$17,348,604
Oil, Gas & Consumable Fuels	268,028,702	100,877,015	—	368,905,717
Short-Term Securities	8,401,154	—	—	8,401,154

	$293,778,460	$100,877,015	$—	$394,655,475

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,285,832)	$(1,123,885)	$—	$(3,409,717)

(a)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.9%

Airlines — 1.5%
Delta Air Lines, Inc.	198,236	$11,249,893

Banks — 9.4%
Bank of America Corp.(a)	650,594	18,867,226
JPMorgan Chase & Co.(c)	196,398	21,957,296
Regions Financial Corp.	303,082	4,528,045
SunTrust Banks, Inc.	172,872	10,865,005
U.S. Bancorp	255,529	13,389,720

		69,607,292

Beverages — 0.9%
Molson Coors Brewing Co., Class B	118,624	6,642,944

Biotechnology — 1.5%
Biogen, Inc.(b)	46,335	10,836,366

Capital Markets — 1.3%
E*Trade Financial Corp.	216,775	9,668,165

Chemicals — 2.1%
Corteva, Inc.(b)	258,778	7,652,065
Dow, Inc.(b)	72,376	3,568,861
DuPont de Nemours, Inc.	54,710	4,107,080

		15,328,006

Commercial Services & Supplies — 1.9%
IAA, Inc.(b)	222,796	8,640,029
KAR Auction Services, Inc.	222,796	5,569,900

		14,209,929

Communications Equipment — 3.0%
Cisco Systems, Inc.	408,618	22,363,663

Construction & Engineering — 1.0%
Quanta Services, Inc.	189,950	7,254,190

Consumer Finance — 2.0%
Ally Financial, Inc.	302,215	9,365,643
SLM Corp.	519,792	5,052,378

		14,418,021

Containers & Packaging — 1.3%
Packaging Corp. of America	99,940	9,526,281

Diversified Telecommunication Services — 2.1%
Verizon Communications, Inc.	269,788	15,412,988

Electrical Equipment — 2.7%
Emerson Electric Co.	147,062	9,811,977
Hubbell, Inc.	78,450	10,229,880

		20,041,857

Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	97,472	10,819,392

Food & Staples Retailing — 2.7%
Walmart, Inc.	177,554	19,617,941

Food Products — 0.8%
J.M. Smucker Co.	53,851	6,203,097

Health Care Equipment & Supplies — 1.7%
Alcon, Inc.(b)	50,743	3,148,603
Baxter International, Inc.	112,373	9,203,349

		12,351,952

Health Care Providers & Services — 7.4%
Centene Corp.(b)	75,544	3,961,528
Humana, Inc.	50,027	13,272,163
Laboratory Corp. of America Holdings(b)	104,508	18,069,433

Security	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	79,029	$19,283,866

		54,586,990

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	163,578	7,614,556

Household Durables — 3.1%
D.R. Horton, Inc.	349,748	15,084,631
Sony Corp., ADR	142,938	7,488,522

		22,573,153

Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.	671,936	11,261,647

Insurance — 1.0%
Assured Guaranty Ltd.	181,831	7,651,448

Interactive Media & Services — 4.9%
Alphabet, Inc., Class A(b)	32,534	35,227,815
Alphabet, Inc., Class C(b)	1,038	1,121,985

		36,349,800

IT Services — 1.8%
Cognizant Technology Solutions Corp., Class A	214,904	13,622,765

Machinery — 1.1%
Fortive Corp.	99,692	8,126,892

Media — 4.8%
Comcast Corp., Class A(a)	540,028	22,832,384
DISH Network Corp., Class A(b)	336,538	12,926,424

		35,758,808

Multiline Retail — 4.0%
Dollar General Corp.	131,071	17,715,557
Dollar Tree, Inc.(b)	112,588	12,090,825

		29,806,382

Oil, Gas & Consumable Fuels — 5.9%
BP PLC — ADR	329,149	13,725,513
Chevron Corp.	107,829	13,418,241
Marathon Oil Corp.	522,794	7,428,903
Suncor Energy, Inc.	278,286	8,671,392

		43,244,049

Pharmaceuticals — 5.7%
Novartis AG — ADR	114,668	10,470,335
Novo Nordisk A/S — ADR	229,821	11,730,064
Pfizer, Inc.	451,557	19,561,449

		41,761,848

Road & Rail — 1.3%
Norfolk Southern Corp.	48,790	9,725,311

Semiconductors & Semiconductor Equipment — 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	304,836	11,940,426

Software — 7.0%
CDK Global, Inc.	125,048	6,182,373
Microsoft Corp.(a)	341,104	45,694,292

		51,876,665

Specialty Retail — 4.1%
Lowe’s Cos., Inc.(a)	148,809	15,016,316
O’Reilly Automotive, Inc.(b)	40,262	14,869,562

		29,885,878

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.(c)	196,381	38,867,728

Tobacco — 2.0%
Altria Group, Inc.(a)	312,133	14,779,498

Total Long-Term Investments — 100.9% (Cost — $571,575,818)		744,985,821

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(e)	2,734,005	$2,734,005

Total Short-Term Securities — 0.4% (Cost — $2,734,005)		2,734,005

Total Investments Before Options Written — 101.3% (Cost — $574,309,823)		747,719,826

Options Written — (1.3)% (Premiums Received — $7,524,543)		(9,628,464)

Total Investments, Net of Options Written — 100.0% (Cost — $566,785,280)		738,091,362

Other Assets Less Liabilities — 0.0%		334,708

Net Assets Applicable to Common Shares — 100.0%		$738,426,070

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,789,354	(12,055,349)	2,734,005	$2,734,005	$49,519	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Comcast Corp., Class A	292	07/02/19	USD	43.00	USD	1,235	$(1,100)
Corteva, Inc	59	07/02/19	USD	25.25	USD	174	(25,555)
Pfizer, Inc.	71	07/02/19	USD	42.75	USD	308	(4,922)
JPMorgan Chase & Co.	74	07/05/19	USD	109.00	USD	827	(21,941)
Microsoft Corp.	81	07/05/19	USD	132.00	USD	1,085	(21,870)
U.S. Bancorp	277	07/05/19	USD	53.00	USD	1,451	(6,232)
Altria Group, Inc.	310	07/12/19	USD	51.50	USD	1,468	(1,240)
Apple, Inc.	593	07/12/19	USD	185.00	USD	11,737	(824,270)
BP PLC — ADR	76	07/12/19	USD	42.95	USD	317	(1,202)
Bank of America Corp.	813	07/12/19	USD	28.00	USD	2,358	(99,593)
Bank of America Corp.	460	07/12/19	USD	29.20	USD	1,334	(24,321)
Baxter International, Inc.	172	07/12/19	USD	78.50	USD	1,409	(63,898)
Biogen, Inc.	46	07/12/19	USD	240.00	USD	1,076	(12,420)
Carnival Corp.	447	07/12/19	USD	51.50	USD	2,081	(2,235)
Chevron Corp.	223	07/12/19	USD	118.00	USD	2,775	(165,578)
Cisco Systems, Inc.	85	07/12/19	USD	55.00	USD	465	(5,610)
Cisco Systems, Inc.	217	07/12/19	USD	56.00	USD	1,188	(7,269)
Cognizant Technology Solutions Corp., Class A	32	07/12/19	USD	65.00	USD	203	(1,200)
Cognizant Technology Solutions Corp., Class A	48	07/12/19	USD	65.50	USD	304	(1,320)
Comcast Corp., Class A	425	07/12/19	USD	43.91	USD	1,797	(3,517)
D.R. Horton, Inc.	194	07/12/19	USD	46.50	USD	837	(1,358)
DISH Network Corp., Class A	341	07/12/19	USD	38.00	USD	1,310	(56,265)
Delta Air Lines, Inc.	180	07/12/19	USD	55.00	USD	1,022	(45,180)

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dow, Inc.	89	07/12/19	USD	52.50	USD	439	$(890)
DuPont de Nemours, Inc.	31	07/12/19	USD	33.00	USD	233	(5,750)
DuPont de Nemours, Inc.	36	07/12/19	USD	76.50	USD	270	(2,862)
E*Trade Financial Corp.	328	07/12/19	USD	48.00	USD	1,463	(4,756)
Emerson Electric Co.	162	07/12/19	USD	65.00	USD	1,081	(35,235)
JPMorgan Chase & Co.	245	07/12/19	USD	110.00	USD	2,739	(58,923)
Marathon Oil Corp.	183	07/12/19	USD	15.60	USD	260	(884)
Microsoft Corp.	158	07/12/19	USD	128.00	USD	2,117	(101,515)
Molson Coors Brewing Co., Class B	256	07/12/19	USD	60.00	USD	1,434	(2,560)
Pfizer, Inc.	90	07/12/19	USD	42.50	USD	390	(10,350)
Sony Corp., ADR	84	07/12/19	USD	55.00	USD	440	(2,100)
Taiwan Semiconductor Manufacturing Co. Ltd.	220	07/12/19	USD	38.93	USD	862	(23,185)
U.S. Bancorp	418	07/12/19	USD	51.50	USD	2,190	(54,131)
U.S. Bancorp	98	07/12/19	USD	53.00	USD	514	(4,067)
UnitedHealth Group, Inc.	124	07/12/19	USD	250.00	USD	3,026	(19,778)
Verizon Communications, Inc.	69	07/12/19	USD	58.00	USD	394	(1,656)
Walmart, Inc.	146	07/12/19	USD	105.00	USD	1,613	(82,855)
Microsoft Corp.	81	07/16/19	USD	129.50	USD	1,085	(46,110)
AES Corp.	734	07/19/19	USD	16.00	USD	1,230	(62,390)
Alcon, Inc.	157	07/19/19	USD	60.00	USD	974	(40,035)
Ally Financial, Inc.	642	07/19/19	USD	30.00	USD	1,990	(91,485)
Ally Financial, Inc.	620	07/19/19	USD	31.00	USD	1,921	(49,600)
Alphabet, Inc., Class A	3	07/19/19	USD	1,195.00	USD	325	(195)
Alphabet, Inc., Class A	16	07/19/19	USD	1,070.00	USD	1,732	(48,080)
Altria Group, Inc.	438	07/19/19	USD	52.50	USD	2,074	(1,971)
Apple, Inc.	36	07/19/19	USD	190.00	USD	713	(36,990)
Apple, Inc.	96	07/19/19	USD	195.00	USD	1,900	(65,520)
Assured Guaranty Ltd.	316	07/19/19	USD	43.00	USD	1,330	(10,586)
BP PLC — ADR	320	07/19/19	USD	43.00	USD	1,334	(7,680)
Bank of America Corp.	186	07/19/19	USD	29.00	USD	539	(14,043)
Baxter International, Inc.	82	07/19/19	USD	77.50	USD	672	(39,155)
Baxter International, Inc.	83	07/19/19	USD	80.00	USD	680	(20,584)
Biogen, Inc.	120	07/19/19	USD	240.00	USD	2,806	(48,000)
CDK Global, Inc.	190	07/19/19	USD	51.00	USD	939	(9,098)
CDW Corp.	604	07/19/19	USD	110.00	USD	6,704	(181,200)
Carnival Corp.	259	07/19/19	USD	55.00	USD	1,206	(1,295)
Carnival Corp.	300	07/19/19	USD	47.00	USD	1,397	(23,250)
Centene Corp.	89	07/19/19	USD	57.50	USD	467	(2,002)
Chevron Corp.	223	07/19/19	USD	125.00	USD	2,775	(40,140)
Cisco Systems, Inc.	217	07/19/19	USD	55.00	USD	1,188	(18,337)
Cisco Systems, Inc.	85	07/19/19	USD	57.50	USD	465	(1,572)
Cognizant Technology Solutions Corp., Class A	59	07/19/19	USD	65.00	USD	374	(3,540)
Comcast Corp., Class A	388	07/19/19	USD	43.10	USD	1,640	(13,251)
Corteva, Inc.	283	07/19/19	USD	28.00	USD	837	(51,648)
D.R. Horton, Inc.	283	07/19/19	USD	45.00	USD	1,221	(10,612)
D.R. Horton, Inc.	278	07/19/19	USD	46.00	USD	1,199	(5,143)
DISH Network Corp., Class A	471	07/19/19	USD	35.00	USD	1,809	(188,400)
Delta Air Lines, Inc.	363	07/19/19	USD	57.50	USD	2,060	(45,375)
Dollar General Corp.	87	07/19/19	USD	125.00	USD	1,176	(89,610)
Dollar Tree, Inc.	234	07/19/19	USD	105.00	USD	2,513	(91,260)
Dow, Inc.	94	07/19/19	USD	52.50	USD	464	(1,410)
Dow, Inc.	63	07/19/19	USD	50.00	USD	311	(5,355)
DuPont de Nemours, Inc.	35	07/19/19	USD	32.50	USD	263	(8,400)
E*Trade Financial Corp.	320	07/19/19	USD	50.00	USD	1,427	(5,760)
DuPont de Nemours, Inc.	90	07/19/19	USD	77.50	USD	676	(6,840)
Fortive Corp.	302	07/19/19	USD	81.26	USD	2,462	(56,105)
Hubbell, Inc.	180	07/19/19	USD	123.25	USD	2,347	(141,992)
Humana, Inc.	54	07/19/19	USD	270.00	USD	1,433	(24,840)
J.M. Smucker Co.	207	07/19/19	USD	125.00	USD	2,384	(3,105)
JPMorgan Chase & Co.	17	07/19/19	USD	115.00	USD	190	(1,190)
JPMorgan Chase & Co.	113	07/19/19	USD	111.05	USD	1,263	(25,726)
KAR Auction Services, Inc.	303	07/19/19	USD	65.00	USD	758	(69,690)

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
KAR Auction Services, Inc.	476	07/19/19	USD	60.00	USD	1,190	$(197,540)
Laboratory Corp. of America Holdings	368	07/19/19	USD	165.00	USD	6,363	(329,360)
Lowe’s Cos., Inc.	339	07/19/19	USD	97.50	USD	3,421	(148,313)
Marathon Oil Corp.	221	07/19/19	USD	17.00	USD	314	(331)
Marathon Oil Corp.	160	07/19/19	USD	14.00	USD	227	(10,080)
Microsoft Corp.	170	07/19/19	USD	130.00	USD	2,277	(94,350)
Molson Coors Brewing Co., Class B	278	07/19/19	USD	57.50	USD	1,557	(15,290)
Norfolk Southern Corp.	18	07/19/19	USD	210.00	USD	359	(855)
Novartis AG — ADR	28	07/19/19	USD	87.50	USD	256	(12,040)
Novo Nordisk A/S — ADR	419	07/19/19	USD	47.31	USD	2,139	(161,134)
O’Reilly Automotive, Inc.	167	07/19/19	USD	380.00	USD	6,168	(60,955)
Packaging Corp. of America	448	07/19/19	USD	100.00	USD	4,270	(31,360)
Pfizer, Inc.	190	07/19/19	USD	43.00	USD	823	(18,145)
Quanta Services, Inc.	228	07/19/19	USD	37.00	USD	871	(38,190)
Quanta Services, Inc.	150	07/19/19	USD	39.00	USD	573	(6,750)
Regions Financial Corp.	543	07/19/19	USD	15.00	USD	811	(19,277)
SLM Corp.	625	07/19/19	USD	11.00	USD	608	(15,625)
SLM Corp.	500	07/19/19	USD	9.50	USD	486	(17,782)
Sony Corp., ADR	195	07/19/19	USD	55.00	USD	1,022	(7,800)
Suncor Energy, Inc.	593	07/19/19	USD	62.50	USD	3,727	(101,700)
Suncor Energy, Inc.	17	07/19/19	USD	34.00	USD	53	(42)
Suncor Energy, Inc.	280	07/19/19	USD	32.00	USD	872	(8,820)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	205	07/19/19	USD	40.00	USD	803	(15,375)
U.S. Bancorp	98	07/19/19	USD	52.50	USD	514	(8,918)
UnitedHealth Group, Inc.	124	07/19/19	USD	250.00	USD	3,026	(44,950)
Verizon Communications, Inc.	40	07/19/19	USD	57.50	USD	229	(2,000)
Verizon Communications, Inc.	625	07/19/19	USD	60.00	USD	3,571	(4,062)
Verizon Communications, Inc.	37	07/19/19	USD	58.00	USD	211	(1,040)
Verizon Communications, Inc.	76	07/24/19	USD	59.00	USD	434	(1,379)
Apple, Inc.	36	07/26/19	USD	202.50	USD	713	(14,040)
BP PLC — ADR	76	07/26/19	USD	42.00	USD	317	(5,434)
Bank of America Corp.	342	07/26/19	USD	28.50	USD	992	(38,817)
Baxter International, Inc.	112	07/26/19	USD	84.00	USD	917	(11,592)
Biogen, Inc.	121	07/26/19	USD	247.50	USD	2,830	(49,005)
Chevron Corp.	124	07/26/19	USD	123.00	USD	1,543	(41,664)
Cisco Systems, Inc.	103	07/26/19	USD	56.00	USD	564	(6,695)
Cisco Systems, Inc.	104	07/26/19	USD	56.50	USD	569	(4,732)
Cognizant Technology Solutions Corp., Class A	36	07/26/19	USD	65.50	USD	228	(2,340)
Cognizant Technology Solutions Corp., Class A	32	07/26/19	USD	66.00	USD	203	(1,760)
Comcast Corp., Class A	109	07/26/19	USD	44.00	USD	461	(3,433)
D.R. Horton, Inc.	189	07/26/19	USD	47.50	USD	815	(2,551)
DISH Network Corp., Class A	326	07/26/19	USD	37.50	USD	1,252	(92,095)
Delta Air Lines, Inc.	195	07/26/19	USD	58.00	USD	1,107	(22,523)
Dow, Inc.	102	07/26/19	USD	51.50	USD	503	(6,375)
DuPont de Nemours, Inc.	62	07/26/19	USD	78.00	USD	465	(6,510)
E*Trade Financial Corp.	152	07/26/19	USD	47.00	USD	678	(11,324)
JPMorgan Chase & Co.	138	07/26/19	USD	113.20	USD	1,543	(21,100)
Lowe’s Cos., Inc.	112	07/26/19	USD	100.00	USD	1,130	(31,248)
Marathon Oil Corp.	166	07/26/19	USD	15.00	USD	236	(4,565)
Marathon Oil Corp.	216	07/26/19	USD	14.50	USD	307	(9,828)
Microsoft Corp.	228	07/26/19	USD	136.00	USD	3,054	(62,472)
Molson Coors Brewing Co., Class B	201	07/26/19	USD	56.50	USD	1,126	(23,115)
Pfizer, Inc.	178	07/26/19	USD	43.00	USD	771	(19,224)
Sony Corp., ADR	195	07/26/19	USD	55.00	USD	1,022	(11,700)
Sony Corp., ADR	55	07/26/19	USD	56.00	USD	288	(2,062)
Suncor Energy, Inc.	494	07/26/19	USD	32.00	USD	1,539	(23,465)
UnitedHealth Group, Inc.	160	07/26/19	USD	252.50	USD	3,904	(53,600)
Verizon Communications, Inc.	75	07/26/19	USD	59.00	USD	428	(1,575)
Verizon Communications, Inc.	74	07/26/19	USD	58.00	USD	423	(3,219)
Verizon Communications, Inc.	69	07/26/19	USD	57.89	USD	394	(2,742)
Walmart, Inc.	295	07/26/19	USD	107.00	USD	3,259	(125,375)
Corteva, Inc	84	07/29/19	USD	26.50	USD	248	(26,681)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marathon Oil Corp.	149	07/31/19	USD	15.00	USD	212	$(4,760)
Novartis AG — ADR	279	07/31/19	USD	92.62	USD	2,548	(42,080)
Verizon Communications, Inc.	309	07/31/19	USD	58.50	USD	1,765	(16,821)
Alphabet, Inc., Class A	1	08/02/19	USD	1,145.00	USD	108	(1,285)
Altria Group, Inc.	479	08/02/19	USD	52.00	USD	2,268	(11,975)
Bank of America Corp.	585	08/02/19	USD	29.00	USD	1,697	(54,113)
Baxter International, Inc.	84	08/02/19	USD	80.50	USD	688	(24,948)
Chevron Corp.	98	08/02/19	USD	126.00	USD	1,220	(22,001)
Cisco Systems, Inc.	207	08/02/19	USD	56.50	USD	1,133	(13,662)
Cognizant Technology Solutions Corp., Class A	95	08/02/19	USD	66.00	USD	602	(9,737)
Comcast Corp.	393	08/02/19	USD	44.00	USD	1,662	(15,917)
D.R. Horton, Inc.	280	08/02/19	USD	45.50	USD	1,208	(23,380)
DISH Network Corp., Class A	471	08/02/19	USD	40.50	USD	1,809	(149,543)
Delta Air Lines, Inc.	296	08/02/19	USD	58.00	USD	1,680	(37,888)
Dollar General Corp.	63	08/02/19	USD	138.00	USD	852	(10,552)
Dollar Tree, Inc.	165	08/02/19	USD	115.00	USD	1,772	(41,663)
Dow, Inc.	69	08/02/19	USD	53.50	USD	340	(1,897)
Dow, Inc.	31	08/02/19	USD	51.50	USD	153	(2,402)
E*Trade Financial Corp.	197	08/02/19	USD	47.50	USD	879	(12,805)
Emerson Electric Co.	387	08/02/19	USD	65.00	USD	2,582	(112,230)
Fortive Corp.	46	08/02/19	USD	82.50	USD	375	(9,131)
Humana, Inc.	44	08/02/19	USD	255.00	USD	1,167	(72,160)
JPMorgan Chase & Co.	80	08/02/19	USD	113.00	USD	894	(15,560)
JPMorgan Chase & Co.	52	08/02/19	USD	113.10	USD	581	(9,890)
Lowe’s Cos., Inc.	153	08/02/19	USD	105.00	USD	1,544	(15,147)
Lowe’s Cos., Inc.	159	08/02/19	USD	103.00	USD	1,604	(25,838)
Marathon Oil Corp.	408	08/02/19	USD	13.50	USD	580	(45,900)
Marathon Oil Corp.	500	08/02/19	USD	15.00	USD	711	(18,750)
Microsoft Corp.	246	08/02/19	USD	138.00	USD	3,295	(56,088)
Norfolk Southern Corp.	107	08/02/19	USD	200.00	USD	2,133	(57,245)
Pfizer, Inc.	71	08/02/19	USD	43.50	USD	308	(6,816)
Pfizer, Inc.	91	08/02/19	USD	44.50	USD	394	(4,823)
Pfizer, Inc.	46	08/02/19	USD	43.00	USD	199	(5,658)
Sony Corp., ADR	129	08/02/19	USD	57.50	USD	676	(7,095)
Suncor Energy, Inc.	525	08/02/19	USD	32.00	USD	1,636	(30,450)
Taiwan Semiconductor Manufacturing Co. Ltd.	108	08/02/19	USD	40.63	USD	423	(8,510)
U.S. Bancorp	371	08/02/19	USD	54.00	USD	1,944	(19,107)
UnitedHealth Group, Inc.	81	08/02/19	USD	257.50	USD	1,976	(20,331)
Verizon Communications, Inc.	37	08/02/19	USD	59.00	USD	211	(1,646)
Verizon Communications, Inc.	131	08/02/19	USD	58.00	USD	748	(9,759)
Walmart, Inc.	294	08/02/19	USD	110.00	USD	3,248	(71,589)
Alphabet, Inc., Class A	13	08/09/19	USD	1,115.00	USD	1,408	(32,630)
Apple, Inc.	68	08/09/19	USD	205.00	USD	1,346	(36,040)
BP PLC — ADR	366	08/09/19	USD	43.00	USD	1,526	(21,594)
Bank of America Corp.	250	08/09/19	USD	29.73	USD	725	(17,200)
Cisco Systems, Inc.	414	08/09/19	USD	57.00	USD	2,266	(27,738)
Comcast Corp., Class A	283	08/09/19	USD	43.00	USD	1,197	(26,178)
Dollar General Corp.	47	08/09/19	USD	138.00	USD	635	(9,517)
Dollar Tree, Inc.	115	08/09/19	USD	110.00	USD	1,235	(24,725)
E*Trade Financial Corp.	347	08/09/19	USD	46.50	USD	1,548	(33,312)
JPMorgan Chase & Co.	137	08/09/19	USD	112.84	USD	1532	(31,428)
Lowe’s Cos., Inc.	159	08/09/19	USD	103.00	USD	1,604	(30,608)
Marathon Oil Corp.	222	08/09/19	USD	14.88	USD	315	(10,426)
Microsoft Corp.	168	08/09/19	USD	137.00	USD	2,251	(50,568)
Norfolk Southern Corp.	70	08/09/19	USD	202.50	USD	1,395	(32,900)
Pfizer, Inc.	44	08/09/19	USD	42.75	USD	191	(5,368)
Pfizer, Inc.	40	08/09/19	USD	43.05	USD	173	(4,239)
Pfizer, Inc.	114	08/09/19	USD	43.64	USD	494	(9,853)
Pfizer, Inc.	91	08/09/19	USD	44.47	USD	394	(5,091)
Suncor Energy, Inc.	408	08/09/19	USD	32.50	USD	1,271	(19,176)
U.S. Bancorp	93	08/09/19	USD	53.00	USD	487	(9,486)
Verizon Communications, Inc.	130	08/09/19	USD	59.00	USD	743	(7,020)

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AES Corp.	902	08/16/19	USD	16.35	USD	1,512	$(63,202)
Alcon, Inc.	157	08/16/19	USD	60.00	USD	974	(51,810)
Alphabet, Inc., Class A	24	08/16/19	USD	1,165.00	USD	2,599	(28,440)
Altria Group, Inc.	711	08/16/19	USD	50.00	USD	3,367	(58,658)
Apple, Inc.	103	08/16/19	USD	205.00	USD	2,039	(52,530)
BP PLC — ADR	314	08/16/19	USD	43.00	USD	1,309	(18,526)
Bank of America Corp.	171	08/16/19	USD	28.00	USD	496	(29,327)
Baxter International, Inc.	163	08/16/19	USD	85.00	USD	1,335	(21,027)
CDK Global, Inc.	314	08/16/19	USD	51.00	USD	1,552	(39,355)
Centene Corp.	379	08/16/19	USD	56.85	USD	1,987	(34,801)
Cognizant Technology Solutions Corp., Class A	74	08/16/19	USD	67.50	USD	469	(6,845)
Corteva, Inc.	114	08/16/19	USD	30.00	USD	337	(12,825)
Corteva, Inc.	114	08/16/19	USD	31.00	USD	337	(8,265)
DISH Network Corp., Class A	477	08/16/19	USD	40.00	USD	1,832	(106,133)
Delta Air Lines, Inc.	195	08/16/19	USD	57.50	USD	1,107	(33,735)
Dollar General Corp.	261	08/16/19	USD	135.00	USD	3,528	(97,875)
Dollar Tree, Inc.	184	08/16/19	USD	110.00	USD	1,976	(47,380)
Humana, Inc.	77	08/16/19	USD	270.00	USD	2,043	(73,150)
JPMorgan Chase & Co.	76	08/16/19	USD	112.40	USD	850	(21,671)
Laboratory Corp. of America Holdings	279	08/16/19	USD	170.00	USD	4,824	(212,040)
Marathon Oil Corp.	264	08/16/19	USD	15.00	USD	375	(13,068)
Microsoft Corp.	61	08/16/19	USD	140.00	USD	817	(12,261)
Norfolk Southern Corp.	107	08/16/19	USD	200.00	USD	2,133	(68,480)
O’Reilly Automative, Inc.	55	08/16/19	USD	390.00	USD	2,031	(36,575)
O’Reilly Automative, Inc.	28	08/16/19	USD	400.00	USD	1,034	(11,620)
Pfizer, Inc.	91	08/16/19	USD	45.00	USD	394	(4,368)
Pfizer, Inc.	178	08/16/19	USD	43.90	USD	771	(14,566)
Quanta Services, Inc.	344	08/16/19	USD	37.00	USD	1,314	(79,120)
Quanta Services, Inc.	210	08/16/19	USD	39.00	USD	802	(24,150)
Regions Financial Corp.	502	08/16/19	USD	15.00	USD	750	(28,865)
SLM Corp.	627	08/16/19	USD	10.00	USD	609	(17,556)
Emerson Electric Co.	362	08/09/19	USD	68.00	USD	2,415	(49,775)
SunTrust Banks, Inc.	478	08/16/19	USD	63.10	USD	3,004	(107,206)
U.S. Bancorp	229	08/16/19	USD	52.50	USD	1,200	(31,946)
Walmart, Inc.	219	08/16/19	USD	110.00	USD	2,420	(72,270)
Walmart, Inc.	146	08/16/19	USD	112.39	USD	1,613	(30,907)
Pfizer, Inc.	223	08/23/19	USD	44.06	USD	966	(18,678)
Bank of America Corp.	283	09/20/19	USD	31.00	USD	821	(14,009)
Novo Nordisk A/S — ADR	404	09/20/19	USD	52.25	USD	2,062	(60,510)
Pfizer, Inc.	62	09/20/19	USD	44.00	USD	269	(6,789)

							$(8,921,050)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Hubbell, Inc.	Credit Suisse International	12,600	07/08/19	USD	125.09	USD	1,643	$(72,230)
Assured Guaranty Ltd.	Barclays Bank PLC	32,000	07/10/19	USD	42.85	USD	1,347	(7,274)
CDK Global, Inc.	Barclays Bank PLC	27,100	07/10/19	USD	49.47	USD	1,340	(21,346)
AES Corp.	Credit Suisse International	125,900	07/12/19	USD	16.53	USD	2,110	(50,472)
Regions Financial Corp.	Credit Suisse International	35,300	07/12/19	USD	14.93	USD	527	(11,942)
SLM Corp.	JPMorgan Chase Bank N.A.	147,000	07/12/19	USD	10.24	USD	1,429	(4,697)
J.M. Smucker Co.	Morgan Stanley & Co. International PLC	12,600	07/19/19	USD	126.02	USD	1,451	(1,252)
Ally Financial, Inc.	Citibank N.A.	61,100	07/24/19	USD	31.39	USD	1,893	(36,660)
Packaging Corp. of America	Credit Suisse International	17,100	07/26/19	USD	97.19	USD	1,630	(40,691)
Hubbell, Inc.	Barclays Bank PLC	18,000	07/29/19	USD	120.62	USD	2,347	(189,512)
Regions Financial Corp.	Citibank N.A.	48,100	08/01/19	USD	15.38	USD	719	(16,490)
Novo Nordisk A/S — ADR	Bank of America N.A.	60,000	08/05/19	USD	50.06	USD	3,062	(113,787)
Novartis AG — ADR	Barclays Bank PLC	40,300	08/21/19	USD	91.25	USD	3,680	(96,665)
AES Corp.	Barclays Bank PLC	126,900	08/22/19	USD	17.09	USD	2,127	(44,396)

								$(707,414)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,408,554	$(3,512,475)	$(9,628,464)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options Written
Investments at value	$—	$—	$9,628,464	$—	$—	$—	$9,628,464

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(1,463)	$—	$—	$—	$(1,463)
Options written	—	—	(4,972,451)	—	—	—	(4,972,451)

	$—	$—	$(4,973,914)	$—	$—	$—	$(4,973,914)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$7,849	$—	$—	$—	$7,849
Options written	—	—	(6,664,395)	—	—	—	(6,664,395)

	$—	$—	$(6,656,546)	$—	$—	$—	$(6,656,546)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$8,616,659

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$9,628,464

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,921,050)

Total derivative assets and liabilities subject to an MNA	$—	$707,414

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Capital and Income Fund (CII)

The following table presents the Trust’s derivative assets and (liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$113,787	$—	$—	$—	$113,787
Barclays Bank PLC	359,193	—	—	(359,193)	—
Citibank N.A.	53,150	—	(53,150)	—	—
Credit Suisse International	175,335	—	—	—	175,335
JPMorgan Chase Bank N.A.	4,697	—	(4,697)	—	—
Morgan Stanley & Co. International PLC	1,252	—	—	—	1,252

	$707,414	$—	$(57,847)	$(359,193)	$290,374

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$744,985,821	$—	$—	$744,985,821
Short-Term Securities	2,734,005	—	—	2,734,005

	$747,719,826	$—	$—	$747,719,826

Derivative Financial Instruments(b):
Liabilities:
Equity contracts	$(7,729,014)	$(1,899,450)	$—	$(9,628,464)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are options written, which are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.0%

Aerospace & Defense — 2.3%
BAE Systems PLC	2,720,520	$17,098,142
Lockheed Martin Corp.(a)	34,930	12,698,452
Northrop Grumman Corp.(a)	33,600	10,856,496

		40,653,090

Air Freight & Logistics — 0.7%
FedEx Corp.(a)	75,610	12,414,406

Automobiles — 0.8%
General Motors Co.(a)	394,180	15,187,755

Banks — 14.6%
Bank of America Corp.(a)	1,926,746	55,875,634
Citigroup, Inc.(a)(b)	973,409	68,167,832
JPMorgan Chase & Co.(a)	618,037	69,096,537
Wells Fargo & Co.(a)(b)	1,457,991	68,992,134

		262,132,137

Beverages — 2.4%
Constellation Brands, Inc., Class A(a)	53,770	10,589,464
Diageo PLC	320,329	13,787,035
PepsiCo, Inc.(a)	145,810	19,120,065

		43,496,564

Building Products — 0.7%
Johnson Controls International PLC(a)	314,790	13,003,975

Capital Markets — 3.6%
Charles Schwab Corp.(a)	170,420	6,849,180
Goldman Sachs Group, Inc.(a)	63,996	13,093,582
Morgan Stanley(a)	644,166	28,220,912
State Street Corp.(a)	294,282	16,497,449

		64,661,123

Chemicals — 1.7%
Corteva, Inc.(a)(c)	364,551	10,779,773
Dow, Inc.(a)(c)	140,671	6,936,487
DuPont de Nemours, Inc.(a)	174,661	13,111,801

		30,828,061

Communications Equipment — 1.3%
Motorola Solutions, Inc.(a)	145,190	24,207,529

Construction Materials — 0.7%
CRH PLC	360,590	11,784,389

Containers & Packaging — 0.3%
International Paper Co.(a)	116,870	5,062,808

Diversified Financial Services — 0.8%
AXA Equitable Holdings, Inc.(a)	725,482	15,162,574

Diversified Telecommunication Services — 4.9%
BCE, Inc.(a)	122,500	5,571,300
Verizon Communications, Inc.(a)(b)	1,442,930	82,434,591

		88,005,891

Electric Utilities — 2.4%
FirstEnergy Corp.(a)	694,700	29,740,107
NextEra Energy, Inc.(a)	68,856	14,105,840

		43,845,947

Energy Equipment & Services — 0.7%
Baker Hughes a GE Co.(a)	481,680	11,863,778

Food Products — 2.7%
Conagra Brands, Inc.(a)	346,180	9,180,694
Kellogg Co.(a)	175,190	9,384,928
Mondelez International, Inc., Class A(a)	65,870	3,550,393
Nestle SA, Registered Shares	255,730	26,473,735

		48,589,750

Security	Shares	Value

Health Care Equipment & Supplies — 5.5%
Alcon, Inc.(c)	199,760	$12,335,108
Alcon, Inc.(a)(c)	28,908	1,793,742
Koninklijke Philips NV	955,999	41,562,937
Medtronic PLC(a)	448,510	43,680,389

		99,372,176

Health Care Providers & Services — 6.6%
Anthem, Inc.(a)	158,891	44,840,629
CVS Health Corp.(a)	338,859	18,464,427
Humana, Inc.(a)	81,207	21,544,217
McKesson Corp.(a)	112,960	15,180,694
Quest Diagnostics, Inc.(a)	81,530	8,300,569
UnitedHealth Group, Inc.(a)	41,750	10,187,418

		118,517,954

Household Durables — 1.4%
Newell Brands, Inc.(a)	767,060	11,828,065
Sony Corp.	259,900	13,657,732

		25,485,797

Household Products — 0.5%
Procter & Gamble Co.(a)	81,160	8,899,194

Industrial Conglomerates — 1.9%
General Electric Co.(a)	1,693,443	17,781,152
Siemens AG, Registered Shares	136,300	16,227,242

		34,008,394

Insurance — 8.8%
American International Group, Inc.(a)	723,942	38,571,630
Arthur J Gallagher & Co.(a)	225,438	19,746,115
Marsh & McLennan Cos., Inc.(a)	140,820	14,046,795
MetLife, Inc.(a)	752,263	37,364,903
Travelers Cos., Inc.(a)	165,150	24,693,228
Willis Towers Watson PLC(a)	126,380	24,206,825

		158,629,496

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A(a)	546,039	34,613,412

Leisure Products — 0.2%
Mattel, Inc.(a)(c)	361,996	4,057,975

Machinery — 0.6%
Pentair PLC(a)	273,410	10,170,852

Media — 1.9%
Comcast Corp., Class A(a)	819,755	34,659,241

Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.(a)	108,751	6,396,734

Multiline Retail — 1.5%
Dollar General Corp.(a)	198,357	26,809,932

Oil, Gas & Consumable Fuels — 9.7%
BP PLC	6,510,780	45,359,044
Enterprise Products Partners LP(a)	1,066,360	30,785,813
Marathon Oil Corp.(a)	951,580	13,521,952
Marathon Petroleum Corp.(a)	604,656	33,788,177
ONEOK, Inc.(a)	113,097	7,782,205
Suncor Energy, Inc.(a)	216,530	6,747,075
TOTAL SA — ADR(a)	155,617	8,681,872
Williams Cos., Inc.(a)	991,229	27,794,061

		174,460,199

Personal Products — 1.1%
Unilever NV — NY Shares(a)	313,840	19,056,365

Pharmaceuticals — 6.1%
AstraZeneca PLC	404,561	33,073,530

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Bayer AG, Registered Shares	243,404	$16,882,574
Novartis AG — ADR(a)	86,002	7,852,843
Novo Nordisk A/S — ADR(a)	179,930	9,183,627
Pfizer, Inc.(a)	978,175	42,374,541

		109,367,115

Road & Rail — 0.5%
Union Pacific Corp.(a)	53,820	9,101,500

Semiconductors & Semiconductor Equipment — 2.2%
Marvell Technology Group Ltd.(a)	368,040	8,785,115
QUALCOMM, Inc.(a)	318,270	24,210,799
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR(a)	191,491	7,500,702

		40,496,616

Software — 4.7%
Constellation Software, Inc.	12,080	11,385,392
Microsoft Corp.(a)	340,560	45,621,418
Oracle Corp.(a)	490,236	27,928,745

		84,935,555

Specialty Retail — 0.8%
Lowe’s Cos., Inc.(a)	145,570	14,689,469

Technology Hardware, Storage & Peripherals — 1.7%
Samsung Electronics Co. Ltd., — GDR	30,029	30,547,953

Tobacco — 1.4%
Altria Group, Inc.(a)	497,490	23,556,152
Imperial Brands PLC	70,260	1,648,661

		25,204,813

Total Long-Term Investments — 100.0% (Cost — $1,423,022,818)		1,800,380,519

Security	Shares	Value

Short-Term Securities — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(e)	27,764,789	$27,764,789

Total Short-Term Securities — 1.5% (Cost — $27,764,789)		27,764,789

Total Investments Before Options Written — 101.5% (Cost — $1,450,787,607)		1,828,145,308

Options Written — (1.4)% (Premiums Received — $18,998,907)		(25,268,935)

Total Investments, Net of Options Written — 100.1% (Cost — $1,431,788,700)		1,802,876,373

Liabilities in Excess of Other Assets — (0.1)%		(2,264,942)

Net Assets — 100.0%		$1,800,611,431

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	44,526,058	(16,761,269)	27,764,789	$27,764,789	$269,751	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Comcast Corp., Class A	665	07/02/19	USD	43.00	USD	2,812	$(2,506)
Corteva, Inc	116	07/02/19	USD	25.25	USD	343	(50,244)
FirstEnergy Corp.	515	07/02/19	USD	41.50	USD	2,205	(69,065)
General Electric Co.	416	07/02/19	USD	10.50	USD	437	(5,497)
Pfizer, Inc.	322	07/02/19	USD	42.75	USD	1,395	(22,324)
Wells Fargo & Co.	252	07/02/19	USD	48.00	USD	1,192	(5,882)
TOTAL SA — ADR	264	07/03/19	USD	55.73	USD	1,473	(14,500)
Citigroup, Inc.	847	07/05/19	USD	70.00	USD	5,932	(73,266)
JPMorgan Chase & Co.	493	07/05/19	USD	109.00	USD	5,512	(146,175)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	171	07/05/19	USD	132.00	USD	2,291	$(46,170)
PepsiCo, Inc.	113	07/05/19	USD	129.00	USD	1,482	(27,572)
Wells Fargo & Co.	204	07/05/19	USD	47.50	USD	965	(9,282)
TOTAL SA — ADR	264	07/10/19	USD	55.73	USD	1,473	(22,165)
Baker Hughes a GE Co.	184	07/11/19	USD	24.50	USD	453	(12,237)
AXA Equitable Holdings, Inc.	565	07/12/19	USD	21.75	USD	1,181	(9,647)
Altria Group, Inc.	637	07/12/19	USD	51.50	USD	3,016	(2,548)
Anthem, Inc.	97	07/12/19	USD	287.50	USD	2,737	(28,469)
Bank of America Corp.	1,634	07/12/19	USD	29.20	USD	4,739	(86,391)
Charles Schwab Corp.	196	07/12/19	USD	44.00	USD	788	(1,960)
Citigroup, Inc.	379	07/12/19	USD	67.00	USD	2,654	(128,860)
Cognizant Technology Solutions Corp., Class A	237	07/12/19	USD	65.00	USD	1,502	(8,887)
Cognizant Technology Solutions Corp., Class A	357	07/12/19	USD	65.50	USD	2,263	(9,817)
Comcast Corp., Class A	1,098	07/12/19	USD	43.91	USD	4,642	(9,087)
Constellation Software, Inc.	110	07/12/19	USD	197.50	USD	2,166	(39,600)
Dollar General Corp.	141	07/12/19	USD	130.00	USD	1,906	(78,255)
Dow, Inc.	184	07/12/19	USD	52.50	USD	907	(1,840)
DuPont de Nemours, Inc.	259	07/12/19	USD	33.00	USD	1,944	(48,045)
DuPont de Nemours, Inc.	177	07/12/19	USD	76.50	USD	1,329	(14,071)
Enterprise Products Partners LP	769	07/12/19	USD	28.50	USD	2,220	(40,456)
General Electric Co.	246	07/12/19	USD	10.00	USD	258	(14,145)
General Electric Co.	510	07/12/19	USD	10.55	USD	536	(10,528)
General Motors Co.	582	07/12/19	USD	35.00	USD	2,242	(210,975)
Johnson Controls International PLC	332	07/12/19	USD	40.00	USD	1,371	(49,468)
Kellogg Co.	317	07/12/19	USD	58.50	USD	1,698	(234)
Lockheed Martin Corp.	55	07/12/19	USD	342.50	USD	1,999	(117,975)
Marathon Oil Corp.	201	07/12/19	USD	15.60	USD	286	(971)
Marathon Petroleum Corp.	682	07/12/19	USD	48.00	USD	3,811	(547,305)
Marathon Petroleum Corp.	123	07/12/19	USD	48.50	USD	687	(91,635)
Marvell Technology Group Ltd.	285	07/12/19	USD	25.00	USD	680	(4,845)
Mattel, Inc.	532	07/12/19	USD	12.02	USD	596	(5,929)
Medtronic PLC	405	07/12/19	USD	93.50	USD	3,944	(164,025)
MetLife, Inc.	1,185	07/12/19	USD	48.50	USD	5,886	(182,490)
Microsoft Corp.	341	07/12/19	USD	128.00	USD	4,568	(219,093)
Morgan Stanley	1,056	07/12/19	USD	43.00	USD	4,626	(143,616)
ONEOK, Inc.	166	07/12/19	USD	65.50	USD	1,142	(58,930)
Oracle Corp.	468	07/12/19	USD	55.50	USD	2,666	(81,432)
Pentair PLC	475	07/12/19	USD	36.00	USD	1,767	(69,330)
PepsiCo, Inc.	486	07/12/19	USD	133.00	USD	6,373	(59,535)
Pfizer, Inc.	331	07/12/19	USD	42.50	USD	1,434	(38,065)
Procter & Gamble Co.	215	07/12/19	USD	106.00	USD	2,357	(83,850)
QUALCOMM, Inc.	45	07/12/19	USD	73.00	USD	342	(18,225)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	293	07/12/19	USD	38.93	USD	1,148	(30,878)
Union Pacific Corp.	103	07/12/19	USD	175.00	USD	1,742	(4,841)
UnitedHealth Group, Inc.	81	07/12/19	USD	250.00	USD	1,976	(12,919)
Verizon Communications, Inc.	1,236	07/12/19	USD	57.07	USD	7,061	(52,870)
Verizon Communications, Inc.	804	07/12/19	USD	59.77	USD	4,593	(5,583)
Wells Fargo & Co.	222	07/12/19	USD	47.00	USD	1,051	(21,423)
Wells Fargo & Co.	862	07/12/19	USD	47.50	USD	4,079	(58,616)
Wells Fargo & Co.	183	07/12/19	USD	48.05	USD	866	(7,950)
Williams Cos., Inc.	892	07/12/19	USD	28.09	USD	2,501	(34,541)
Wells Fargo & Co.	500	07/15/19	USD	48.00	USD	2,366	(36,975)
Microsoft Corp.	170	07/16/19	USD	129.50	USD	2,277	(96,774)
General Electric Co.	370	07/17/19	USD	10.55	USD	389	(8,800)
AXA Equitable Holdings, Inc.	565	07/19/19	USD	22.28	USD	1,181	(8,406)
Alcon, Inc.	84	07/19/19	USD	60.00	USD	521	(21,420)
Altria Group, Inc.	487	07/19/19	USD	52.50	USD	2,306	(2,191)
American International Group, Inc.	512	07/19/19	USD	52.50	USD	2,728	(76,544)
American International Group, Inc.	682	07/19/19	USD	53.00	USD	3,634	(80,135)
Anthem, Inc.	307	07/19/19	USD	280.00	USD	8,664	(234,855)
Arthur J Gallagher & Co.	613	07/19/19	USD	85.00	USD	5,369	(186,965)

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BCE, Inc.	361	07/19/19	USD	45.16	USD	1,642	$(25,584)
Baker Hughes a GE Co.	548	07/19/19	USD	25.00	USD	1,350	(32,880)
Baker Hughes a GE Co.	605	07/19/19	USD	24.00	USD	1,490	(69,575)
Bank of America Corp.	1,394	07/19/19	USD	29.00	USD	4,043	(105,247)
CVS Health Corp.	407	07/19/19	USD	55.00	USD	2,218	(42,532)
Charles Schwab Corp.	200	07/19/19	USD	45.00	USD	804	(2,000)
Citigroup, Inc.	891	07/19/19	USD	67.50	USD	6,240	(305,168)
Cognizant Technology Solutions Corp., Class A	438	07/19/19	USD	65.00	USD	2,776	(26,280)
Comcast Corp., Class A	890	07/19/19	USD	43.10	USD	3,763	(30,394)
Conagra Brands, Inc.	809	07/19/19	USD	31.00	USD	2,145	(4,045)
Constellation Software, Inc.	111	07/19/19	USD	190.00	USD	2,186	(103,785)
Corteva, Inc.	485	07/19/19	USD	28.00	USD	1,434	(88,513)
Dollar General Corp.	140	07/19/19	USD	125.00	USD	1,892	(144,200)
Dow, Inc.	241	07/19/19	USD	52.50	USD	1,188	(3,615)
Dow, Inc.	119	07/19/19	USD	50.00	USD	587	(10,115)
DuPont de Nemours, Inc.	411	07/19/19	USD	32.50	USD	3,085	(98,640)
DuPont de Nemours, Inc.	361	07/19/19	USD	77.50	USD	2,710	(27,436)
Enterprise Products Partners LP	257	07/19/19	USD	29.00	USD	742	(8,995)
FirstEnergy Corp.	541	07/19/19	USD	42.00	USD	2,316	(68,978)
FirstEnergy Corp.	266	07/19/19	USD	45.00	USD	1,139	(2,660)
General Electric Co.	1,128	07/19/19	USD	11.00	USD	1,184	(10,716)
General Motors Co.	602	07/19/19	USD	37.00	USD	2,320	(114,681)
Humana, Inc.	148	07/19/19	USD	270.00	USD	3,926	(68,080)
International Paper Co.	274	07/19/19	USD	45.00	USD	1,187	(10,823)
JPMorgan Chase & Co.	118	07/19/19	USD	115.00	USD	1,319	(8,260)
JPMorgan Chase & Co.	629	07/19/19	USD	111.05	USD	7,032	(143,198)
Kellogg Co.	318	07/19/19	USD	60.00	USD	1,704	(1,590)
Kellogg Co.	254	07/19/19	USD	57.50	USD	1,361	(1,905)
Lockheed Martin Corp.	89	07/19/19	USD	345.00	USD	3,236	(178,890)
Lowe’s Cos., Inc.	45	07/19/19	USD	97.50	USD	454	(19,687)
Marathon Oil Corp.	511	07/19/19	USD	17.00	USD	726	(766)
Marathon Oil Corp.	230	07/19/19	USD	14.00	USD	327	(14,490)
Marathon Petroleum Corp.	1,116	07/19/19	USD	57.50	USD	6,236	(126,108)
Marsh & McLennan Cos., Inc.	108	07/19/19	USD	97.50	USD	1,077	(26,163)
Marvell Technology Group Ltd.	266	07/19/19	USD	24.00	USD	635	(17,689)
Marvell Technology Group Ltd.	267	07/19/19	USD	25.00	USD	637	(8,143)
Mattel, Inc.	534	07/19/19	USD	11.00	USD	599	(32,040)
McKesson Corp.	164	07/19/19	USD	130.00	USD	2,204	(95,120)
Medtronic PLC	726	07/19/19	USD	97.50	USD	7,071	(92,928)
MetLife, Inc.	712	07/19/19	USD	50.00	USD	3,537	(56,604)
Microsoft Corp.	227	07/19/19	USD	130.00	USD	3,041	(125,985)
Morgan Stanley	929	07/19/19	USD	44.00	USD	4,070	(104,513)
Motorola Solutions, Inc.	333	07/19/19	USD	150.00	USD	5,552	(578,588)
Newell Brands, Inc.	1,194	07/19/19	USD	16.35	USD	1,841	(18,597)
NextEra Energy, Inc.	183	07/19/19	USD	198.50	USD	3,749	(137,110)
Northrop Grumman Corp.	95	07/19/19	USD	315.00	USD	3,070	(109,250)
Novo Nordisk A/S	377	07/19/19	USD	47.31	USD	1,924	(144,982)
ONEOK, Inc.	322	07/19/19	USD	67.50	USD	2,216	(66,815)
Oracle Corp.	776	07/19/19	USD	52.50	USD	4,421	(356,960)
Pentair PLC	490	07/19/19	USD	37.72	USD	1,823	(31,971)
Pfizer, Inc.	523	07/19/19	USD	43.00	USD	2,266	(49,947)
Public Service Enterprise Group, Inc.	315	07/19/19	USD	60.97	USD	1,853	(6,286)
QUALCOMM, Inc.	300	07/19/19	USD	67.50	USD	2,282	(267,750)
Quest Diagnostics, Inc.	265	07/19/19	USD	100.00	USD	2,698	(66,250)
State Street Corp.	573	07/19/19	USD	57.50	USD	3,212	(66,468)
Suncor Energy, Inc.	319	07/19/19	USD	34.00	USD	994	(797)
TOTAL SA — ADR	97	07/19/19	USD	55.00	USD	541	(15,035)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	552	07/19/19	USD	40.00	USD	2,162	(41,400)
Travelers Cos., Inc.	275	07/19/19	USD	148.09	USD	4,112	(85,586)
Unilever NV — NY Shares	170	07/19/19	USD	60.00	USD	1,032	(22,525)
Unilever NV — NY Shares	652	07/19/19	USD	62.50	USD	3,959	(14,670)
Union Pacific Corp.	105	07/19/19	USD	175.00	USD	1,776	(16,852)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
UnitedHealth Group, Inc.	60	07/19/19	USD	250.00	USD	1,464	$(21,750)
Verizon Communications, Inc.	776	07/19/19	USD	57.50	USD	4,433	(38,800)
Verizon Communications, Inc.	304	07/19/19	USD	58.00	USD	1,737	(8,548)
Wells Fargo & Co.	227	07/19/19	USD	47.50	USD	1,074	(24,289)
Williams Cos., Inc.	445	07/19/19	USD	29.00	USD	1,248	(7,342)
Arthur J Gallagher & Co.	694	07/23/19	USD	87.31	USD	6,079	(112,059)
Comcast Corp., Class A	702	07/23/19	USD	42.21	USD	2,968	(63,169)
Verizon Communications, Inc.	475	07/24/19	USD	59.00	USD	2,714	(8,618)
BCE, Inc.	435	07/25/19	USD	46.82	USD	1,978	(5,152)
Baker Hughes a GE Co.	149	07/25/19	USD	25.25	USD	367	(8,932)
Motorola Solutions, Inc.	277	07/25/19	USD	163.68	USD	4,618	(150,513)
AXA Equitable Holdings, Inc.	413	07/26/19	USD	21.21	USD	863	(22,851)
American International Group, Inc.	287	07/26/19	USD	54.00	USD	1,529	(24,395)
Anthem, Inc.	233	07/26/19	USD	292.50	USD	6,575	(104,268)
Bank of America Corp.	1,704	07/26/19	USD	28.50	USD	4,942	(193,404)
CVS Health Corp.	372	07/26/19	USD	57.00	USD	2,027	(16,926)
Citigroup, Inc.	847	07/26/19	USD	70.50	USD	5,932	(145,261)
Cognizant Technology Solutions Corp., Class A	268	07/26/19	USD	65.50	USD	1,699	(17,420)
Cognizant Technology Solutions Corp., Class A	239	07/26/19	USD	66.00	USD	1,515	(13,145)
Comcast Corp., Class A	498	07/26/19	USD	44.00	USD	2,106	(15,687)
Dow, Inc.	149	07/26/19	USD	51.50	USD	735	(9,312)
DuPont de Nemours, Inc.	236	07/26/19	USD	78.00	USD	1,772	(24,780)
Enterprise Products Partners LP	770	07/26/19	USD	29.00	USD	2,223	(34,650)
General Electric Co.	315	07/26/19	USD	10.50	USD	331	(10,867)
General Electric Co.	945	07/26/19	USD	11.00	USD	992	(13,230)
General Electric Co.	370	07/26/19	USD	10.60	USD	389	(13,471)
General Motors Co.	282	07/26/19	USD	36.50	USD	1,087	(68,667)
Goldman Sachs Group, Inc.	161	07/26/19	USD	200.00	USD	3,294	(142,888)
International Paper Co.	211	07/26/19	USD	44.50	USD	914	(17,302)
JPMorgan Chase & Co.	790	07/26/19	USD	113.20	USD	8,832	(120,789)
Johnson Controls International PLC	655	07/26/19	USD	40.00	USD	2,706	(115,608)
Lowe’s Cos., Inc.	124	07/26/19	USD	100.00	USD	1,251	(34,596)
Marathon Oil Corp.	222	07/26/19	USD	15.00	USD	315	(6,105)
Marathon Oil Corp.	310	07/26/19	USD	14.50	USD	441	(14,105)
Marathon Petroleum Corp.	814	07/26/19	USD	50.50	USD	4,549	(447,700)
Marvell Technology Group Ltd.	291	07/26/19	USD	25.00	USD	695	(11,785)
Medtronic PLC	73	07/26/19	USD	99.00	USD	711	(6,752)
Microsoft Corp.	711	07/26/19	USD	136.00	USD	9,525	(194,814)
Mondelez International, Inc., Class A	382	07/26/19	USD	56.00	USD	2,059	(15,471)
Morgan Stanley	982	07/26/19	USD	45.00	USD	4,302	(77,087)
Morgan Stanley & Co. LLC	271	07/26/19	USD	44.00	USD	1,187	(33,604)
NextEra Energy, Inc.	132	07/26/19	USD	200.05	USD	2,704	(89,647)
Northrop Grumman Corp.	99	07/26/19	USD	327.50	USD	3,199	(70,785)
Pentair PLC	475	07/26/19	USD	36.00	USD	1,767	(80,056)
Pfizer, Inc.	896	07/26/19	USD	43.00	USD	3,881	(96,768)
Procter & Gamble Co.	118	07/26/19	USD	111.00	USD	1,294	(11,505)
Procter & Gamble Co.	17	07/26/19	USD	114.00	USD	186	(544)
QUALCOMM, Inc.	36	07/26/19	USD	73.00	USD	274	(16,560)
Suncor Energy, Inc.	352	07/26/19	USD	32.00	USD	1,097	(16,720)
UnitedHealth Group, Inc.	61	07/26/19	USD	252.50	USD	1,488	(20,435)
Verizon Communications, Inc.	475	07/26/19	USD	59.00	USD	2,714	(9,975)
Verizon Communications, Inc.	609	07/26/19	USD	58.00	USD	3,479	(26,491)
Verizon Communications, Inc.	1,810	07/26/19	USD	57.89	USD	10,341	(71,929)
Wells Fargo & Co.	250	07/26/19	USD	48.50	USD	1,183	(18,875)
Williams Cos., Inc.	99	07/26/19	USD	28.50	USD	278	(4,207)
Williams Cos., Inc.	1,585	07/26/19	USD	27.06	USD	4,444	(214,663)
Baker Hughes a GE Co.	134	07/29/19	USD	24.25	USD	330	(15,863)
Baker Hughes a GE Co.	469	07/29/19	USD	25.75	USD	1,155	(25,207)
Corteva, Inc	166	07/29/19	USD	26.50	USD	491	(52,727)
Willis Towers Watson PLC	220	07/29/19	USD	190.89	USD	4,214	(26,343)
AXA Equitable Holdings, Inc.	518	07/31/19	USD	22.50	USD	1,083	(11,140)
American International Group, Inc.	682	07/31/19	USD	53.00	USD	3,634	(102,517)

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marathon Oil Corp.	199	07/31/19	USD	15.00	USD	283	$(6,357)
Novartis ADR Representing AG	170	07/31/19	USD	92.62	USD	1,552	(25,640)
Verizon Communications, Inc.	799	07/31/19	USD	58.50	USD	4,565	(43,495)
NextEra Energy, Inc.	132	08/01/19	USD	203.00	USD	2,704	(69,856)
State Street Corp.	575	08/01/19	USD	57.21	USD	3,223	(112,993)
Altria Group, Inc.	562	08/02/19	USD	52.00	USD	2,661	(14,050)
American International Group, Inc.	794	08/02/19	USD	55.00	USD	4,230	(51,610)
Bank of America Corp.	1,592	08/02/19	USD	29.00	USD	4,617	(147,260)
CVS Health Corp.	407	08/02/19	USD	56.00	USD	2,218	(35,002)
Charles Schwab Corp.	296	08/02/19	USD	42.00	USD	1,190	(19,240)
Citigroup, Inc.	442	08/02/19	USD	71.00	USD	3,095	(73,593)
Cognizant Technology Solutions Corp., Class A	732	08/02/19	USD	66.00	USD	4,640	(75,030)
Comcast Corp., Class A	700	08/02/19	USD	44.00	USD	2,960	(28,350)
Constellation Software, Inc.	90	08/02/19	USD	190.00	USD	1,772	(94,950)
Dollar General Corp.	89	08/02/19	USD	138.00	USD	1,203	(14,907)
Dow, Inc.	122	08/02/19	USD	51.50	USD	602	(9,455)
Enterprise Products Partners LP	1,051	08/02/19	USD	29.00	USD	3,034	(49,923)
FedEx Corp.	438	08/02/19	USD	170.00	USD	7,192	(126,144)
General Electric Co.	1,538	08/02/19	USD	11.00	USD	1,615	(40,757)
General Motors Co.	264	08/02/19	USD	38.50	USD	1,017	(35,112)
General Motors Co.	294	08/02/19	USD	37.00	USD	1,133	(67,179)
Goldman Sachs Group, Inc.	149	08/02/19	USD	200.00	USD	3,049	(141,923)
Humana, Inc.	115	08/02/19	USD	255.00	USD	3,051	(188,600)
International Paper Co.	274	08/02/19	USD	44.00	USD	1,187	(32,195)
JPMorgan Chase & Co.	339	08/02/19	USD	113.00	USD	3,790	(65,936)
JPMorgan Chase & Co.	260	08/02/19	USD	113.10	USD	2,907	(49,452)
Johnson Controls International PLC	419	08/02/19	USD	40.00	USD	1,731	(82,543)
Lockheed Martin Corp.	58	08/02/19	USD	365.00	USD	2,109	(48,720)
Lowe’s Cos., Inc.	338	08/02/19	USD	103.00	USD	3,411	(54,925)
Marathon Oil Corp.	586	08/02/19	USD	13.50	USD	833	(65,925)
Marathon Oil Corp.	105	08/02/19	USD	15.00	USD	149	(3,937)
Marathon Petroleum Corp.	362	08/02/19	USD	50.50	USD	2,023	(225,345)
Marathon Petroleum Corp.	141	08/02/19	USD	52.00	USD	788	(73,320)
Marvell Technology Group Ltd.	285	08/02/19	USD	26.00	USD	680	(10,260)
Marvell Technology Group Ltd.	283	08/02/19	USD	25.00	USD	676	(14,008)
Mattel, Inc.	211	08/02/19	USD	12.50	USD	237	(6,857)
McKesson Corp.	48	08/02/19	USD	139.00	USD	645	(13,560)
Medtronic PLC	72	08/02/19	USD	99.00	USD	701	(8,208)
MetLife, Inc.	751	08/02/19	USD	50.00	USD	3,730	(87,492)
Microsoft Corp.	259	08/02/19	USD	138.00	USD	3,470	(59,052)
ONEOK, Inc.	322	08/02/19	USD	67.00	USD	2,216	(103,040)
Oracle Corp.	998	08/02/19	USD	55.50	USD	5,686	(218,063)
Pentair PLC	145	08/02/19	USD	36.64	USD	539	(21,022)
PepsiCo, Inc.	348	08/02/19	USD	133.00	USD	4,563	(68,382)
Pfizer, Inc.	322	08/02/19	USD	43.50	USD	1,395	(30,912)
Pfizer, Inc.	194	08/02/19	USD	44.50	USD	840	(10,282)
Pfizer, Inc.	307	08/02/19	USD	43.00	USD	1,330	(37,761)
Procter & Gamble Co.	94	08/02/19	USD	114.00	USD	1,031	(8,413)
QUALCOMM, Inc.	372	08/02/19	USD	77.00	USD	2,830	(115,506)
Suncor Energy, Inc.	532	08/02/19	USD	32.00	USD	1,658	(30,856)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	265	08/02/19	USD	40.63	USD	1,038	(20,881)
Union Pacific Corp.	62	08/02/19	USD	177.50	USD	1,048	(10,199)
UnitedHealth Group, Inc.	40	08/02/19	USD	257.50	USD	976	(10,040)
Verizon Communications, Inc.	304	08/02/19	USD	59.00	USD	1,737	(13,528)
Verizon Communications, Inc.	388	08/02/19	USD	58.00	USD	2,217	(28,906)
Wells Fargo & Co.	574	08/02/19	USD	46.50	USD	2,716	(110,208)
Williams Cos., Inc.	445	08/02/19	USD	28.00	USD	1,248	(35,822)
Williams Cos., Inc.	793	08/02/19	USD	27.50	USD	2,224	(88,023)
Travelers Cos., Inc.	407	08/05/19	USD	147.50	USD	6,085	(190,263)
Conagra Brands, Inc.	599	08/06/19	USD	30.25	USD	1,589	(20,632)
American International Group, Inc.	683	08/09/19	USD	54.00	USD	3,639	(104,499)
Bank of America Corp.	1,657	08/09/19	USD	29.73	USD	4,805	(114,002)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Comcast Corp., Class A	201	08/09/19	USD	43.00	USD	850	$(18,592)
Dollar General Corp.	162	08/09/19	USD	138.00	USD	2,190	(32,805)
Enterprise Products Partners LP	3,337	08/09/19	USD	29.00	USD	9,634	(158,508)
General Electric Co.	1,435	08/09/19	USD	10.94	USD	1,507	(45,554)
JPMorgan Chase & Co.	578	08/09/19	USD	112.84	USD	6,462	(132,592)
Lowe’s Cos., Inc.	337	08/09/19	USD	103.00	USD	3,401	(64,873)
Marathon Oil Corp.	485	08/09/19	USD	14.88	USD	689	(22,777)
Mattel, Inc.	535	08/09/19	USD	12.00	USD	600	(24,075)
McKesson Corp.	93	08/09/19	USD	135.00	USD	1,250	(46,965)
Medtronic PLC	637	08/09/19	USD	99.00	USD	6,204	(85,040)
MetLife, Inc.	157	08/09/19	USD	50.00	USD	780	(20,488)
Microsoft Corp.	96	08/09/19	USD	137.00	USD	1,286	(28,896)
Morgan Stanley	498	08/09/19	USD	46.00	USD	2,182	(29,631)
Motorola Solutions, Inc.	333	08/09/19	USD	158.75	USD	5,552	(329,301)
Pfizer, Inc.	81	08/09/19	USD	42.75	USD	351	(9,882)
Pfizer, Inc.	268	08/09/19	USD	43.05	USD	1,161	(28,405)
Pfizer, Inc.	242	08/09/19	USD	43.64	USD	1,048	(20,917)
Pfizer, Inc.	194	08/09/19	USD	44.47	USD	840	(10,854)
Suncor Energy, Inc.	203	08/09/19	USD	32.50	USD	633	(9,541)
Verizon Communications, Inc.	388	08/09/19	USD	59.00	USD	2,217	(20,952)
Wells Fargo & Co.	1,193	08/09/19	USD	48.50	USD	5,645	(112,739)
FirstEnergy Corp.	959	08/12/19	USD	44.00	USD	4,105	(41,058)
AXA Equitable Holdings, Inc.	478	08/16/19	USD	20.43	USD	999	(217,597)
Alcon, Inc.	84	08/16/19	USD	60.00	USD	521	(27,720)
Altria Group, Inc.	1,201	08/16/19	USD	50.00	USD	5,687	(99,083)
American International Group, Inc.	558	08/16/19	USD	55.00	USD	2,973	(64,728)
Baker Hughes a GE Co.	469	08/16/19	USD	26.00	USD	1,155	(31,657)
Baker Hughes a GE Co.	235	08/16/19	USD	27.00	USD	579	(8,812)
Bank of America Corp.	1,413	08/16/19	USD	28.00	USD	4,098	(242,330)
Charles Schwab Corp.	296	08/16/19	USD	42.00	USD	1,190	(23,680)
Cognizant Technology Solutions Corp., Class A	896	08/16/19	USD	67.50	USD	5,680	(82,880)
Corteva, Inc.	281	08/16/19	USD	30.00	USD	831	(31,612)
Corteva, Inc.	281	08/16/19	USD	31.00	USD	831	(20,372)
Dollar General Corp.	162	08/16/19	USD	135.00	USD	2,190	(60,750)
DuPont de Nemours, Inc.	17	08/16/19	USD	77.50	USD	128	(3,383)
FirstEnergy Corp.	515	08/16/19	USD	43.99	USD	2,205	(24,323)
FirstEnergy Corp.	266	08/16/19	USD	44.65	USD	1,139	(9,099)
General Electric Co.	1,369	08/16/19	USD	11.00	USD	1,437	(45,862)
General Motors Co.	262	08/16/19	USD	38.00	USD	1,009	(47,815)
Goldman Sachs Group, Inc.	61	08/16/19	USD	205.00	USD	1,248	(45,750)
Humana, Inc.	208	08/16/19	USD	270.00	USD	5,518	(197,600)
JPMorgan Chase & Co.	377	08/16/19	USD	112.40	USD	4,215	(107,500)
Johnson Controls International PLC	419	08/16/19	USD	41.00	USD	1,731	(64,526)
Kellogg Co.	127	08/16/19	USD	55.00	USD	680	(17,145)
Marathon Oil Corp.	710	08/16/19	USD	15.00	USD	1,009	(35,145)
Marsh & McLennan Cos., Inc.	708	08/16/19	USD	100.00	USD	7,062	(153,990)
Marvell Technology Group Ltd.	457	08/16/19	USD	26.00	USD	1,091	(17,823)
Mattel, Inc.	287	08/16/19	USD	13.00	USD	322	(7,175)
McKesson Corp.	90	08/16/19	USD	130.00	USD	1,210	(75,150)
Medtronic PLC	688	08/16/19	USD	100.00	USD	6,700	(80,152)
MetLife, Inc.	1,558	08/16/19	USD	50.00	USD	7,739	(216,562)
Newell Brands, Inc.	1,490	08/16/19	USD	16.00	USD	2,298	(119,200)
Oracle Corp.	995	08/16/19	USD	55.00	USD	5,669	(270,640)
Pfizer, Inc.	194	08/16/19	USD	45.00	USD	840	(9,312)
Pfizer, Inc.	888	08/16/19	USD	43.90	USD	3,847	(72,669)
Procter & Gamble Co.	83	08/16/19	USD	115.00	USD	910	(7,594)
Public Service Enterprise Group, Inc.	614	08/16/19	USD	61.05	USD	3,612	(43,362)
QUALCOMM, Inc.	360	08/16/19	USD	82.50	USD	2,739	(52,020)
Quest Diagnostics, Inc.	207	08/16/19	USD	105.00	USD	2,107	(33,120)
State Street Corp.	558	08/16/19	USD	65.00	USD	3,128	(12,555)
TOTAL SA — ADR	277	08/16/19	USD	55.00	USD	1,545	(58,863)
Travelers Cos., Inc.	275	08/16/19	USD	149.85	USD	4,112	(94,230)

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Unilever NV — NY Shares	998	08/16/19	USD	62.50	USD	6,060	$(67,365)
Union Pacific Corp.	42	08/16/19	USD	175.00	USD	710	(12,873)
Wells Fargo & Co.	635	08/16/19	USD	47.50	USD	3,005	(93,345)
Williams Cos., Inc.	497	08/16/19	USD	29.00	USD	1,394	(24,104)
Williams Cos., Inc.	793	08/16/19	USD	28.00	USD	2,224	(75,732)
Willis Towers Watson PLC	305	08/16/19	USD	191.50	USD	5,842	(161,827)
FirstEnergy Corp.	426	08/23/19	USD	43.55	USD	1,824	(31,167)
FirstEnergy Corp.	541	08/23/19	USD	42.95	USD	2,316	(51,265)
General Electric Co.	1,182	08/23/19	USD	10.95	USD	1,241	(41,087)
Pfizer, Inc.	655	08/23/19	USD	44.06	USD	2,837	(54,862)
Bank of America Corp.	1,781	09/20/19	USD	31.00	USD	5,165	(88,160)
Conagra Brands, Inc.	599	09/20/19	USD	30.00	USD	1,589	(17,970)
Pfizer, Inc.	256	09/20/19	USD	44.00	USD	1,109	(28,032)
Williams Cos., Inc.	200	09/20/19	USD	29.00	USD	561	(14,400)

							$(20,780,855)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Willis Towers Watson PLC	Barclays Bank PLC	20,800	07/02/19	USD	178.70	USD	3,984	$(268,107)
Alcon, Inc.	UBS AG	29,000	07/09/19	CHF	59.49	CHF	1,748	(37,527)
BAE Systems PLC	UBS AG	327,000	07/09/19	GBP	4.73	GBP	1,619	(93,024)
BAE Systems PLC	UBS AG	131,500	07/09/19	GBP	4.74	GBP	651	(36,409)
Koninklijke Philips NV	UBS AG	184,500	07/09/19	EUR	36.97	EUR	7,053	(285,170)
Nestle SA, Registered Shares	UBS AG	800	07/09/19	CHF	99.68	CHF	81	(1,437)
CRH PLC	Goldman Sachs International	45,000	07/10/19	GBP	25.92	GBP	1,158	(24,202)
BAE Systems PLC	UBS AG	815,700	07/16/19	GBP	4.73	GBP	4,038	(244,698)
Bayer AG	UBS AG	60,700	07/16/19	EUR	60.00	EUR	3,703	(145,684)
Diageo PLC	Goldman Sachs International	99,000	07/16/19	GBP	34.30	GBP	3,355	(34,285)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	41,700	07/17/19	GBP	60.47	GBP	2,684	(214,485)
BP PLC	Credit Suisse International	178,100	07/17/19	GBP	5.56	GBP	978	(14,542)
CRH PLC	Goldman Sachs International	45,000	07/17/19	GBP	25.16	GBP	1,158	(56,858)
Koninklijke Philips NV	Goldman Sachs International	97,000	07/17/19	EUR	36.59	EUR	3,708	(192,845)
Koninklijke Philips NV	Deutsche Bank AG	248,000	07/17/19	EUR	36.11	EUR	9,481	(628,847)
Nestle SA, Registered Shares	Goldman Sachs International	53,200	07/17/19	CHF	100.32	CHF	5,376	(85,193)
AstraZeneca PLC	UBS AG	151,200	07/23/19	GBP	60.79	GBP	9,733	(758,401)
BP PLC	Goldman Sachs International	915,000	07/23/19	GBP	5.59	GBP	5,023	(79,139)
Diageo PLC	Deutsche Bank AG	52,500	07/23/19	GBP	33.69	GBP	1,779	(50,065)
BAE Systems PLC	UBS AG	131,500	07/24/19	GBP	4.74	GBP	651	(40,080)
Imperial Brands PLC	Goldman Sachs International	20,350	07/24/19	GBP	19.66	GBP	376	(5,384)
Nestle SA, Registered Shares	UBS AG	42,000	07/24/19	CHF	99.80	CHF	4,245	(89,216)
Koninklijke Philips NV	UBS AG	25,000	07/30/19	EUR	38.30	EUR	956	(24,414)
Siemens AG, Registered Shares	Morgan Stanley & Co. International PLC	39,500	07/30/19	EUR	107.92	EUR	4,136	(48,949)
Alcon, Inc.	UBS AG	43,400	07/31/19	CHF	59.51	CHF	2,616	(84,835)
Imperial Brands PLC	Goldman Sachs International	20,350	08/01/19	GBP	20.05	GBP	376	(4,999)
BP PLC	Goldman Sachs International	1,336,000	08/02/19	GBP	5.58	GBP	7,335	(165,888)
CRH PLC	Goldman Sachs International	46,600	08/02/19	GBP	25.63	GBP	1,199	(53,926)
Diageo PLC	Goldman Sachs International	25,200	08/02/19	GBP	34.99	GBP	854	(10,477)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	52,300	08/02/19	CHF	103.73	CHF	5,285	(33,231)
Novo Nordisk A/S — ADR	Bank of America N.A.	66,600	08/05/19	USD	50.06	USD	3,399	(126,304)
CRH PLC	Goldman Sachs International	72,500	08/06/19	GBP	26.07	GBP	1,865	(70,440)
Constellation Software, Inc.	Morgan Stanley & Co. International PLC	3,500	08/06/19	CAD	1,231.95	CAD	4,320	(97,638)
Siemens AG, Registered Shares	Morgan Stanley & Co. International PLC	39,500	08/06/19	EUR	107.92	EUR	4,136	(59,640)
BP PLC	Credit Suisse International	1,347,100	08/08/19	GBP	5.58	GBP	7,396	(128,434)
Diageo PLC — ADR	UBS AG	15,800	08/08/19	GBP	34.74	GBP	535	(9,373)
AstraZeneca PLC	UBS AG	41,700	08/09/19	GBP	66.81	GBP	2,684	(36,425)
Diageo PLC	UBS AG	15,800	08/14/19	GBP	34.74	GBP	535	(7,439)
Constellation Software, Inc.	Credit Suisse International	3,500	08/21/19	CAD	1,259.11	CAD	4,320	(61,394)
Novartis AG — ADR	Barclays Bank PLC	32,800	08/21/19	USD	91.25	USD	2,995	(78,676)

								$(4,488,080)

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$3,008,181	$(9,278,209)	$(25,268,935)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$25,268,935	$—	$—	$—	$25,268,935

For the six months ended June, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$77,762	$—	$—	$—	$77,762
Options written	—	—	(29,369,272)	—	—	—	(29,369,272)

	$—	$—	$(29,291,510)	$—	$—	$—	$(29,291,510)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation on:
Options purchased(a)	$—	$—	$21,427	$—	$—	$—	$21,427
Options written	—	—	(19,651,452)	—	—	—	(19,651,452)

	$—	$—	$(19,630,025)	$—	$—	$—	$(19,630,025)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$23,034,416

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Options	$—	$25,268,935	(a)
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(20,780,855)

Total derivative assets and liabilities subject to an MNA	$—	$4,488,080

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$126,304	$—	$—	$—	$126,304
Barclays Bank PLC	346,783	—	—	—	346,783
Credit Suisse International	204,370	—	(204,370)	—	—
Deutsche Bank AG	678,912	—	(678,912)	—	—
Goldman Sachs International	783,636	—	(783,636)	—	—
Morgan Stanley & Co. International PLC	453,943	—	(453,943)	—	—
UBS AG	1,894,132	—	(1,894,132)	—	—

	$4,488,080	$—	$(4,014,993)	$—	$473,087

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$23,554,948	$17,098,142	$—	$40,653,090
Air Freight & Logistics	12,414,406	—	—	12,414,406
Automobiles	15,187,755	—	—	15,187,755
Banks	262,132,137	—	—	262,132,137
Beverages	29,709,529	13,787,035	—	43,496,564
Building Products	13,003,975	—	—	13,003,975
Capital Markets	64,661,123	—	—	64,661,123
Chemicals	30,828,061	—	—	30,828,061
Communications Equipment	24,207,529	—	—	24,207,529
Construction Materials	—	11,784,389	—	11,784,389
Containers & Packaging	5,062,808	—	—	5,062,808
Diversified Financial Services	15,162,574	—	—	15,162,574
Diversified Telecommunication Services	88,005,891	—	—	88,005,891
Electric Utilities	43,845,947	—	—	43,845,947
Energy Equipment & Services	11,863,778	—	—	11,863,778
Food Products	22,116,015	26,473,735	—	48,589,750
Health Care Equipment & Supplies	57,809,239	41,562,937	—	99,372,176
Health Care Providers & Services	118,517,954	—	—	118,517,954
Household Durables	11,828,065	13,657,732	—	25,485,797
Household Products	8,899,194	—	—	8,899,194
Industrial Conglomerates	17,781,152	16,227,242	—	34,008,394
Insurance	158,629,496	—	—	158,629,496
IT Services	34,613,412	—	—	34,613,412
Leisure Products	4,057,975	—	—	4,057,975
Machinery	10,170,852	—	—	10,170,852
Media	34,659,241	—	—	34,659,241
Multi-Utilities	6,396,734	—	—	6,396,734
Multiline Retail	26,809,932	—	—	26,809,932
Oil, Gas & Consumable Fuels	129,101,155	45,359,044	—	174,460,199
Personal Products	19,056,365	—	—	19,056,365
Pharmaceuticals	59,411,011	49,956,104	—	109,367,115
Road & Rail	9,101,500	—	—	9,101,500
Semiconductors & Semiconductor Equipment	40,496,616	—	—	40,496,616

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Software	$84,935,555	$—	$—	$84,935,555
Specialty Retail	14,689,469	—	—	14,689,469
Technology Hardware, Storage & Peripherals	—	30,547,953	—	30,547,953
Tobacco	23,556,152	1,648,661	—	25,204,813
Short-Term Securities	27,764,789	—	—	27,764,789

	$1,560,042,334	$268,102,974	$—	$1,828,145,308

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(15,736,613)	$(9,532,322)	$—	$(25,268,935)

(a)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Australia — 5.3%
Amcor PLC	1,955,421	$22,249,711
Ansell Ltd.	406,296	7,671,663
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	643,631	12,263,719

		42,185,096

Canada — 6.5%
Rogers Communications, Inc., Class B	465,850	24,936,875
TELUS Corp.	726,256	26,847,431

		51,784,306

China — 0.8%
ANTA Sports Products Ltd.	923,000	6,366,111

Denmark — 1.7%
Novo Nordisk A/S, Class B	269,141	13,746,968

Finland — 1.6%
Kone OYJ, Class B	220,657	13,030,530

France — 3.0%
Sanofi	94,983	8,208,651
Schneider Electric SE	173,106	15,663,130

		23,871,781

Germany — 2.6%
Deutsche Post AG, Registered Shares	626,922	20,623,726

India — 0.9%
Hero MotoCorp Ltd.	167,596	6,268,957
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $2,637,143)(a)(c)	3,540	1,132,233

		7,401,190

Ireland — 2.1%
Medtronic PLC(d)	169,662	16,523,382

Netherlands — 3.1%
Heineken NV	95,721	10,668,335
Koninklijke Philips NV	333,716	14,508,610

		25,176,945

Singapore — 3.1%
DBS Group Holdings Ltd.	661,968	12,716,441
United Overseas Bank Ltd.	606,000	11,715,268

		24,431,709

Sweden — 1.2%
Svenska Handelsbanken AB, Class A	937,035	9,247,307

Switzerland — 6.6%
Cie Financiere Richemont SA, Registered Shares	79,365	6,744,161
Nestle SA, Registered Shares	185,313	19,184,012
Novartis AG, Registered Shares	207,209	18,916,472
SGS SA, Registered Shares	3,121	7,954,989

		52,799,634

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,051,000	8,038,444

United Kingdom — 16.4%
AstraZeneca PLC	147,550	12,062,456
BAE Systems PLC	2,617,196	16,448,763
British American Tobacco PLC	614,464	21,454,563
Diageo PLC	315,631	13,584,832
GlaxoSmithKline PLC	1,093,507	21,919,157
Imperial Brands PLC	879,884	20,646,611
RELX PLC	308,940	7,472,657

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	281,462	$17,471,823

		131,060,862

United States — 43.3%
3M Co.(d)	69,763	12,092,718
AbbVie, Inc.(d)	163,548	11,893,210
Altria Group, Inc.(d)(e)	342,098	16,198,340
Cisco Systems, Inc.(d)	426,116	23,321,329
Citizens Financial Group, Inc.(d)	167,555	5,924,745
Coca-Cola Co.(d)(e)	422,368	21,506,978
FirstSun Capital Bancorp, (Acquired 3/10/14, cost $5,461,691)(a)(c)	120,312	3,849,984
Genuine Parts Co.(d)(e)	231,796	24,009,430
Hasbro, Inc.(d)	95,813	10,125,518
Home Depot, Inc.(d)	39,533	8,221,678
International Paper Co.(d)	512,971	22,221,904
Johnson & Johnson(d)	172,747	24,060,202
M&T Bank Corp.(d)	69,614	11,839,253
Microsoft Corp.(d)(e)	62,273	8,342,091
Paychex, Inc.(d)	137,764	11,336,600
PepsiCo, Inc.(d)	152,706	20,024,338
Pfizer, Inc.(d)(e)	495,167	21,450,634
Philip Morris International, Inc.(d)(e)	321,828	25,273,153
Procter & Gamble Co.(d)	122,006	13,377,958
Texas Instruments, Inc.(d)	113,558	13,031,916
U.S. Bancorp(d)	228,853	11,991,897
United Technologies Corp.(d)	114,058	14,850,352
Wells Fargo & Co.(d)	228,246	10,800,601

		345,744,829

Total Common Stocks — 99.2% (Cost — $770,946,328)		792,032,820

Preferred Stocks — 0.8%

United States — 0.8%
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $3,118,944), 0.00%(a)(c)	508,800	3,312,288
Uber Technologies, Inc., (Acquired 6/01/14, cost $1,066,101)(c)	68,723	3,071,388

Total Preferred Stocks — 0.8% (Cost — $4,185,045)		6,383,676

Total Long-Term Investments — 100.0% (Cost — $775,131,373)		798,416,496

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(f)(g)	916,623	916,623

Total Short-Term Securities — 0.1% (Cost — $916,623)		916,623

Total Investments Before Options Written — 100.1% (Cost — $776,047,996)		799,333,119

Options Written — (0.9)% (Premiums Received — $6,045,362)		(7,135,810)

Total Investments, Net of Options Written — 99.2% (Cost — $770,002,634)		792,197,309

Other Assets Less Liabilities — 0.8%		6,357,270

Net Assets — 100.0%		$798,554,579

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $11,365,893 and an original cost of $12,283,879, which was 1.4% of its net assets.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,702,446	(18,785,823)	916,623	$916,623	$72,591	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pfizer, Inc.	119	07/02/19	USD	42.75	USD	516	$(8,250)
Wells Fargo & Co.	50	07/02/19	USD	48.00	USD	237	(1,167)
Microsoft Corp.	24	07/05/19	USD	132.00	USD	322	(6,480)
PepsiCo, Inc.	158	07/05/19	USD	129.00	USD	2,072	(38,552)
U.S. Bancorp	289	07/05/19	USD	53.00	USD	1,514	(6,502)
Wells Fargo & Co.	41	07/05/19	USD	47.50	USD	194	(1,865)
Altria Group, Inc.	37	07/12/19	USD	51.50	USD	175	(148)
Cisco Systems, Inc.	149	07/12/19	USD	55.00	USD	815	(9,834)
Cisco Systems, Inc.	59	07/12/19	USD	56.00	USD	323	(1,976)
Genuine Parts Co.	127	07/12/19	USD	103.00	USD	1,315	(21,590)
Medtronic PLC	75	07/12/19	USD	93.50	USD	730	(30,375)
Microsoft Corp.	49	07/12/19	USD	128.00	USD	656	(31,483)
PepsiCo, Inc.	400	07/12/19	USD	133.00	USD	5,245	(49,000)
Pfizer, Inc.	82	07/12/19	USD	42.50	USD	355	(9,430)
Philip Morris International, Inc.	292	07/12/19	USD	80.00	USD	2,293	(20,002)
Procter & Gamble Co.	156	07/12/19	USD	106.00	USD	1,711	(60,840)
U.S. Bancorp	166	07/12/19	USD	51.50	USD	870	(21,497)
U.S. Bancorp	72	07/12/19	USD	53.00	USD	377	(2,988)
Wells Fargo & Co.	45	07/12/19	USD	47.00	USD	213	(4,342)
Wells Fargo & Co.	168	07/12/19	USD	47.50	USD	795	(11,424)
Wells Fargo & Co.	37	07/12/19	USD	48.05	USD	175	(1,607)
Wells Fargo & Co.	99	07/15/19	USD	48.00	USD	468	(7,321)
Microsoft Corp.	25	07/16/19	USD	129.50	USD	335	(14,231)
3M Co.	116	07/19/19	USD	180.00	USD	2,011	(10,034)
AbbVie, Inc.	320	07/19/19	USD	80.00	USD	2,327	(5,920)
Altria Group, Inc.	241	07/19/19	USD	52.50	USD	1,141	(1,084)
Cisco Systems, Inc.	59	07/19/19	USD	55.00	USD	323	(4,985)
Cisco Systems, Inc.	148	07/19/19	USD	57.50	USD	810	(2,738)
Citizens Financial Group, Inc.	233	07/19/19	USD	35.00	USD	824	(27,960)
Coca-Cola Co.	550	07/19/19	USD	50.00	USD	2,801	(70,675)
Genuine Parts Co.	337	07/19/19	USD	100.00	USD	3,491	(156,705)
International Paper Co.	841	07/19/19	USD	45.00	USD	3,643	(33,220)
Johnson & Johnson	135	07/19/19	USD	140.00	USD	1,880	(28,958)
M&T Bank Corp.	150	07/19/19	USD	170.00	USD	2,551	(54,750)
Medtronic PLC	116	07/19/19	USD	97.50	USD	1,130	(14,848)
Microsoft Corp.	57	07/19/19	USD	130.00	USD	764	(31,635)
Paychex, Inc.	269	07/19/19	USD	90.00	USD	2,214	(1,345)
Pfizer, Inc.	154	07/19/19	USD	43.00	USD	667	(14,707)
Philip Morris International, Inc.	162	07/19/19	USD	82.50	USD	1,272	(11,745)
Procter & Gamble Co.	109	07/19/19	USD	110.00	USD	1,195	(14,006)
Rogers Communications, Inc., Class B	401	07/19/19	CAD	72.00	CAD	2,811	(9,799)

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Texas Instruments, Inc.	136	07/19/19	USD	115.00	USD	1,561	$(36,244)
U.S. Bancorp	73	07/19/19	USD	52.50	USD	383	(6,643)
Wells Fargo & Co.	45	07/19/19	USD	47.50	USD	213	(4,815)
3M Co.	65	07/26/19	USD	177.50	USD	1,127	(21,125)
AbbVie, Inc.	179	07/26/19	USD	80.00	USD	1,302	(7,339)
Cisco Systems, Inc.	265	07/26/19	USD	56.00	USD	1,450	(17,225)
Cisco Systems, Inc.	265	07/26/19	USD	56.50	USD	1,450	(12,057)
Coca-Cola Co.	608	07/26/19	USD	52.00	USD	3,096	(32,832)
Genuine Parts Co.	285	07/26/19	USD	106.00	USD	2,952	(37,763)
Hasbro, Inc.	215	07/26/19	USD	110.00	USD	2,272	(60,738)
International Paper Co.	626	07/26/19	USD	44.50	USD	2,712	(51,332)
Medtronic PLC	102	07/26/19	USD	99.00	USD	993	(9,435)
Pfizer, Inc.	380	07/26/19	USD	43.00	USD	1,646	(41,040)
Philip Morris International, Inc.	423	07/26/19	USD	80.00	USD	3,322	(73,179)
Procter & Gamble Co.	72	07/26/19	USD	111.00	USD	789	(7,020)
Procter & Gamble Co.	23	07/26/19	USD	114.00	USD	252	(736)
Texas Instruments, Inc.	136	07/26/19	USD	115.00	USD	1,561	(56,100)
United Technologies Corp.	74	07/26/19	USD	137.00	USD	963	(5,476)
Wells Fargo & Co.	49	07/26/19	USD	48.50	USD	232	(3,699)
AbbVie, Inc.	124	08/02/19	USD	80.00	USD	902	(5,890)
Altria Group, Inc.	366	08/02/19	USD	52.00	USD	1,733	(9,150)
Cisco Systems, Inc.	530	08/02/19	USD	56.50	USD	2,901	(34,980)
Coca-Cola Co.	184	08/02/19	USD	52.00	USD	937	(11,408)
Home Depot, Inc.	88	08/02/19	USD	212.50	USD	1,830	(23,144)
International Paper Co.	841	08/02/19	USD	44.00	USD	3,643	(98,818)
Johnson & Johnson	163	08/02/19	USD	144.00	USD	2,270	(20,049)
Medtronic PLC	103	08/02/19	USD	99.00	USD	1,003	(11,742)
Microsoft Corp.	116	08/02/19	USD	138.00	USD	1,554	(26,448)
PepsiCo, Inc.	129	08/02/19	USD	133.00	USD	1,692	(25,349)
Pfizer, Inc.	118	08/02/19	USD	43.50	USD	511	(11,328)
Pfizer, Inc.	74	08/02/19	USD	44.50	USD	321	(3,922)
Pfizer, Inc.	129	08/02/19	USD	43.00	USD	559	(15,867)
Philip Morris International, Inc.	249	08/02/19	USD	79.00	USD	1,955	(60,134)
Procter & Gamble Co.	133	08/02/19	USD	114.00	USD	1,458	(11,903)
Texas Instruments, Inc.	80	08/02/19	USD	115.00	USD	918	(33,400)
U.S. Bancorp	280	08/02/19	USD	54.00	USD	1,467	(14,420)
United Technologies Corp.	162	08/02/19	USD	131.00	USD	2,109	(49,491)
Wells Fargo & Co.	120	08/02/19	USD	46.50	USD	568	(23,040)
3M Co.	132	08/09/19	USD	180.00	USD	2,288	(39,072)
AbbVie, Inc.	112	08/09/19	USD	75.00	USD	814	(16,968)
Cisco Systems, Inc.	1,081	08/09/19	USD	57.00	USD	5,916	(72,427)
Genuine Parts Co.	300	08/09/19	USD	103.00	USD	3,107	(94,500)
Hasbro, Inc.	215	08/09/19	USD	109.00	USD	2,272	(80,625)
Medtronic PLC	214	08/09/19	USD	99.00	USD	2,084	(28,569)
Microsoft Corp.	66	08/09/19	USD	137.00	USD	884	(19,866)
Pfizer, Inc.	64	08/09/19	USD	42.75	USD	277	(7,808)
Pfizer, Inc.	113	08/09/19	USD	43.05	USD	490	(11,977)
Pfizer, Inc.	92	08/09/19	USD	43.64	USD	399	(7,952)
Pfizer, Inc.	74	08/09/19	USD	44.47	USD	321	(4,140)
Texas Instruments, Inc.	159	08/09/19	USD	120.00	USD	1,825	(38,160)
U.S. Bancorp	42	08/09/19	USD	53.00	USD	220	(4,284)
Wells Fargo & Co.	241	08/09/19	USD	48.50	USD	1,140	(22,775)
Altria Group, Inc.	554	08/16/19	USD	50.00	USD	2,623	(45,705)
Coca-Cola Co.	316	08/16/19	USD	50.00	USD	1,609	(59,092)
Coca-Cola Co.	242	08/16/19	USD	52.50	USD	1,232	(14,278)
Home Depot, Inc.	89	08/16/19	USD	210.00	USD	1,851	(42,275)
Johnson & Johnson	163	08/16/19	USD	145.00	USD	2,270	(22,168)
Medtronic PLC	153	08/16/19	USD	100.00	USD	1,490	(17,825)
Microsoft Corp.	36	08/16/19	USD	140.00	USD	482	(7,236)
Paychex, Inc.	350	08/16/19	USD	87.50	USD	2,880	(9,625)

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pfizer, Inc.	74	08/16/19	USD	45.00	USD	321	$(3,552)
Pfizer, Inc.	394	08/16/19	USD	43.90	USD	1,707	(32,243)
Procter & Gamble Co.	56	08/16/19	USD	115.00	USD	614	(5,124)
TELUS Corp.	943	08/16/19	CAD	52.00	CAD	4,565	(5,041)
U.S. Bancorp	107	08/16/19	USD	52.50	USD	561	(14,927)
United Technologies Corp.	163	08/16/19	USD	135.00	USD	2,122	(30,318)
Wells Fargo & Co.	132	08/16/19	USD	47.50	USD	625	(19,404)
Pfizer, Inc.	286	08/23/19	USD	44.06	USD	1,239	(23,955)
Pfizer, Inc.	75	09/20/19	USD	44.00	USD	325	(8,212)

							$(2,641,402)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TELUS Corp.	Royal Bank of Canada	41,500	07/02/19	CAD	49.19	CAD	1,532	$(447)
Amcor PLC	JPMorgan Chase Bank N.A.	88,700	07/09/19	AUD	16.77	AUD	1,438	(1,841)
Amcor PLC	Morgan Stanley & Co. International PLC	155,000	07/09/19	AUD	17.00	AUD	2,513	(993)
BAE Systems PLC	UBS AG	82,500	07/09/19	GBP	4.73	GBP	408	(23,469)
BAE Systems PLC	UBS AG	207,900	07/09/19	GBP	4.74	GBP	1,029	(57,563)
GlaxoSmithKline PLC	Goldman Sachs International	50,000	07/09/19	GBP	15.75	GBP	789	(14,261)
Imperial Brands PLC	UBS AG	107,600	07/09/19	GBP	21.85	GBP	1,988	(16)
Koninklijke Philips NV	UBS AG	24,000	07/09/19	EUR	36.97	EUR	918	(37,095)
Nestle SA, Registered Shares	UBS AG	35,300	07/09/19	CHF	99.68	CHF	3,567	(63,411)
RELX PLC	UBS AG	69,700	07/09/19	EUR	20.93	EUR	1,483	(34,900)
Sonic Healthcare Ltd.	Goldman Sachs International	87,100	07/09/19	AUD	26.69	AUD	2,364	(38,702)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	20,000	07/09/19	AUD	27.26	AUD	543	(4,015)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	74,700	07/09/19	SGD	26.01	SGD	1,954	(26,651)
Ansell Ltd.	JPMorgan Chase Bank N.A.	29,000	07/10/19	AUD	26.13	AUD	780	(18,839)
Rogers Communications, Inc., Class B	Credit Suisse International	28,200	07/10/19	CAD	71.74	CAD	1,977	(4,689)
Schneider Electric SE	UBS AG	11,000	07/10/19	EUR	75.42	EUR	875	(54,201)
Svenska Handelsbanken AB, Class A	Credit Suisse International	117,200	07/10/19	SEK	103.99	SEK	10,740	(3)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	296,000	07/10/19	USD	234.62	USD	70,315	(67,512)
ANTA Sports Products Ltd.	Goldman Sachs International	179,000	07/12/19	HKD	52.23	HKD	9,645	(63,956)
Citizens Financial Group, Inc.	Citibank N.A.	28,700	07/12/19	USD	35.67	USD	1,015	(19,449)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	155,800	07/12/19	SGD	26.36	SGD	4,049	(30,612)
Johnson & Johnson	Bank of America N.A.	14,300	07/12/19	USD	138.16	USD	1,992	(33,303)
Novo Nordisk A/S, Class B	Goldman Sachs International	30,800	07/12/19	DKK	329.90	DKK	10,327	(38,673)
BAE Systems PLC	UBS AG	144,500	07/16/19	GBP	4.73	GBP	715	(43,348)
British American Tobacco PLC	UBS AG	57,400	07/16/19	GBP	30.46	GBP	1,578	(2,799)
Cie Financiere Richemont SA, Registered Shares	Citibank N.A.	20,300	07/16/19	CHF	73.04	CHF	1,684	(208,158)
Diageo PLC	Goldman Sachs International	9,400	07/16/19	GBP	34.30	GBP	319	(3,255)
ANTA Sports Products Ltd.	UBS AG	175,000	07/17/19	HKD	51.88	HKD	9,429	(72,100)
Ansell Ltd.	Goldman Sachs International	31,100	07/17/19	AUD	27.13	AUD	837	(9,449)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	33,100	07/17/19	GBP	60.47	GBP	2,131	(170,251)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	164,000	07/17/19	GBP	15.82	GBP	2,588	(46,782)
Koninklijke Philips NV	Deutsche Bank AG	27,000	07/17/19	EUR	36.11	EUR	1,032	(68,463)
Schneider Electric SE	Goldman Sachs International	31,200	07/17/19	EUR	73.37	EUR	2,483	(228,126)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	67,000	07/19/19	CAD	68.25	CAD	4,697	(113,679)
Diageo PLC	Deutsche Bank AG	24,900	07/23/19	GBP	33.69	GBP	844	(23,745)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	246,100	07/23/19	GBP	15.92	GBP	3,883	(72,197)
Imperial Brands PLC	UBS AG	114,100	07/23/19	GBP	21.51	GBP	2,109	(2,332)
RELX PLC	Goldman Sachs International	52,000	07/23/19	EUR	21.36	EUR	1,106	(18,896)
Unilever PLC	Deutsche Bank AG	60,400	07/23/19	GBP	49.07	GBP	2,952	(58,616)
Ansell Ltd.	Morgan Stanley & Co. International PLC	27,000	07/24/19	AUD	25.20	AUD	726	(35,631)
BAE Systems PLC	Goldman Sachs International	172,500	07/24/19	GBP	4.51	GBP	854	(98,370)
BAE Systems PLC	UBS AG	207,900	07/24/19	GBP	4.74	GBP	1,029	(63,366)
British American Tobacco PLC	Goldman Sachs International	26,900	07/24/19	GBP	28.46	GBP	739	(16,523)

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Deutsche Post AG, Registered Shares	Deutsche Bank AG	73,200	07/24/19	EUR	27.48	EUR	2,118	$(134,183)
Heineken NV	Deutsche Bank AG	19,100	07/24/19	EUR	97.54	EUR	1,872	(51,092)
Novartis AG, Registered Shares	Goldman Sachs International	93,300	07/24/19	CHF	90.12	CHF	8,315	(105,992)
Novo Nordisk A/S, Class B	Goldman Sachs International	37,100	07/24/19	DKK	325.44	DKK	12,439	(79,130)
SGS SA, Registered Shares	UBS AG	733	07/24/19	CHF	2,593.34	CHF	1,824	(6,862)
TELUS Corp.	Goldman Sachs International	21,700	07/24/19	CAD	50.81	CAD	801	(603)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	73,800	07/24/19	SGD	24.16	SGD	1,931	(115,912)
DBS Group Holdings Ltd.	Morgan Stanley & Co. International PLC	74,000	07/26/19	SGD	25.00	SGD	1,923	(67,959)
Schneider Electric SE	Goldman Sachs International	8,500	07/26/19	EUR	74.45	EUR	676	(54,344)
Koninklijke Philips NV	UBS AG	114,000	07/30/19	EUR	38.30	EUR	4,358	(111,326)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	27,200	07/30/19	DKK	344.10	DKK	9,120	(22,521)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	124,000	07/30/19	SGD	26.21	SGD	3,244	(56,429)
ANTA Sports Products Ltd.	JPMorgan Chase Bank N.A.	200,000	07/31/19	HKD	50.15	HKD	10,776	(127,354)
Deutsche Post AG, Registered Shares	Goldman Sachs International	84,700	07/31/19	EUR	28.89	EUR	2,450	(60,636)
Deutsche Post AG, Registered Shares	Morgan Stanley & Co. International PLC	58,900	07/31/19	EUR	27.90	EUR	1,704	(88,522)
GlaxoSmithKline PLC	Goldman Sachs International	31,900	07/31/19	GBP	16.14	GBP	503	(7,562)
Heineken NV	UBS AG	24,000	07/31/19	EUR	100.53	EUR	2,352	(33,977)
RELX PLC	Goldman Sachs International	52,000	07/31/19	EUR	21.56	EUR	1,106	(17,070)
Svenska Handelsbanken AB, Class A	UBS AG	304,400	07/31/19	SEK	94.44	SEK	27,895	(27,263)
Unilever PLC	UBS AG	66,300	07/31/19	GBP	49.96	GBP	3,241	(44,819)
Imperial Brands PLC	Goldman Sachs International	86,200	08/01/19	GBP	20.85	GBP	1,593	(8,813)
Ansell Ltd.	Morgan Stanley & Co. International PLC	31,100	08/02/19	AUD	26.63	AUD	837	(19,282)
BAE Systems PLC	UBS AG	216,000	08/02/19	GBP	4.91	GBP	1,069	(39,552)
British American Tobacco PLC	Goldman Sachs International	50,700	08/02/19	GBP	30.17	GBP	1,394	(12,797)
Diageo PLC	Goldman Sachs International	53,900	08/02/19	GBP	34.99	GBP	1,827	(22,408)
Kone OYJ, Class B	Goldman Sachs International	33,100	08/02/19	EUR	51.85	EUR	1,719	(61,993)
Sanofi	Goldman Sachs International	18,700	08/02/19	EUR	78.10	EUR	1,421	(17,822)
Sonic Healthcare Ltd.	UBS AG	34,300	08/02/19	AUD	27.64	AUD	931	(9,474)
Citizens Financial Group, Inc.	Credit Suisse International	23,300	08/05/19	USD	35.67	USD	824	(24,703)
Amcor PLC	JPMorgan Chase Bank N.A.	221,000	08/06/19	AUD	16.05	AUD	3,582	(67,264)
BAE Systems PLC	Credit Suisse International	146,500	08/06/19	GBP	4.99	GBP	725	(20,599)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	56,900	08/06/19	CHF	102.75	CHF	5,750	(58,172)
Rogers Communications, Inc., Class B	Citibank N.A.	37,200	08/06/19	CAD	71.60	CAD	2,608	(20,514)
SGS SA, Registered Shares	Goldman Sachs International	733	08/06/19	CHF	2,628.05	CHF	1,824	(7,286)
Sanofi	Credit Suisse International	24,050	08/06/19	EUR	79.02	EUR	1,828	(16,930)
Schneider Electric SE	Morgan Stanley & Co. International PLC	27,200	08/06/19	EUR	78.60	EUR	2,164	(85,582)
Taiwan Semiconductor Manufacturing Co. Ltd.	Citibank N.A.	177,000	08/06/19	USD	239.80	USD	42,046	(45,528)
Novo Nordisk A/S, Class B	Goldman Sachs International	13,000	08/07/19	DKK	334.14	DKK	4,359	(21,235)
Ansell Ltd.	JPMorgan Chase Bank N.A.	32,300	08/08/19	AUD	27.23	AUD	869	(16,678)
Deutsche Post AG, Registered Shares	UBS AG	65,400	08/08/19	EUR	28.69	EUR	1,892	(63,405)
Diageo PLC	Credit Suisse International	29,000	08/08/19	GBP	34.53	GBP	983	(19,985)
Kone OYJ, Class B	Morgan Stanley & Co. International PLC	27,400	08/08/19	EUR	52.51	EUR	1,423	(44,494)
Sonic Healthcare Ltd.	UBS AG	79,400	08/08/19	AUD	28.48	AUD	2,155	(11,003)
TELUS Corp.	Goldman Sachs International	35,000	08/08/19	CAD	50.50	CAD	1,292	(3,527)
AstraZeneca PLC	UBS AG	33,200	08/09/19	GBP	66.81	GBP	2,137	(29,000)
British American Tobacco PLC	Morgan Stanley & Co. International PLC	50,800	08/09/19	GBP	28.53	GBP	1,396	(41,679)
Cie Financiere Richemont SA, Registered Shares	UBS AG	15,500	08/09/19	CHF	84.25	CHF	1,286	(28,984)
DBS Group Holdings Ltd.	Citibank N.A.	68,000	08/13/19	SGD	26.61	SGD	1,767	(23,717)
Rogers Communications, Inc., Class B	Citibank N.A.	37,200	08/13/19	CAD	71.60	CAD	2,608	(23,423)
Amcor PLC	UBS AG	415,200	08/14/19	AUD	15.92	AUD	6,730	(158,668)
Ansell Ltd.	JPMorgan Chase Bank N.A.	32,300	08/14/19	AUD	27.24	AUD	869	(18,095)
Diageo PLC	UBS AG	24,900	08/14/19	GBP	34.74	GBP	844	(11,723)
Kone OYJ, Class B	Morgan Stanley & Co. International PLC	38,800	08/14/19	EUR	52.95	EUR	2,015	(59,670)
M&T Bank Corp.	Barclays Bank PLC	16,300	08/14/19	USD	170.65	USD	2,772	(85,366)
Novo Nordisk A/S, Class B	Goldman Sachs International	13,000	08/14/19	DKK	356.38	DKK	4,359	(7,441)
Sonic Healthcare Ltd.	UBS AG	68,900	08/14/19	AUD	27.75	AUD	1,870	(23,000)
TELUS Corp.	Royal Bank of Canada	34,900	08/15/19	CAD	50.50	CAD	1,288	(4,603)
TELUS Corp.	Goldman Sachs International	38,800	08/23/19	CAD	49.07	CAD	1,432	(18,347)
TELUS Corp.	Goldman Sachs International	38,900	08/23/19	CAD	48.66	CAD	1,436	(23,806)
TELUS Corp.	Royal Bank of Canada	21,700	09/04/19	CAD	48.84	CAD	801	(13,597)

								$(4,494,408)

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,356,324	$(2,446,772)	$(7,135,810)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$7,135,810	$—	$—	$—	$7,135,810

For the six month ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(5,236)	$—	$—	$—	$(5,236)
Options written	—	—	(14,000,549)	—	—	—	(14,000,549)

	$—	—	$(14,005,785)	$—	$—	$—	$(14,005,785)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$3,011	$—	$—	$—	$3,011
Options written	—	—	(4,876,782)	—	—	—	(4,876,782)

	$—	$—	$(4,873,771)	$—	$—	$—	$(4,873,771)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average value of option contracts written	$8,084,557

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$7,135,810
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,641,402)

Total derivative assets and liabilities subject to an MNA	$—	$4,494,408

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$33,303	$—	$—	$—	$33,303
Barclays Bank PLC	85,366	—	—	—	85,366
Citibank N.A.	340,789	—	(340,789)	—	—
Credit Suisse International	86,909	—	(86,909)	—	—
Deutsche Bank AG	336,099	—	(52,116)	—	283,983
Goldman Sachs International	1,061,023	—	(1,061,023)	—	—
JPMorgan Chase Bank N.A.	396,595	—	(396,595)	—	—
Morgan Stanley & Co. International PLC	1,014,509	—	(1,014,509)	—	—
Royal Bank of Canada	18,647	—	—	—	18,647
UBS AG	1,121,168	—	(1,121,168)	—	—

	$4,494,408	$—	$(4,073,109)	$—	$421,299

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$42,185,093	$3	$42,185,096
Canada	51,784,306	—	—	51,784,306
China	—	6,366,111	—	6,366,111
Denmark	—	13,746,968	—	13,746,968
Finland	—	13,030,530	—	13,030,530
France	—	23,871,781	—	23,871,781
Germany	—	20,623,726	—	20,623,726
India	—	6,268,957	1,132,233	7,401,190
Ireland	16,523,382	—	—	16,523,382
Netherlands	—	25,176,945	—	25,176,945
Singapore	—	24,431,709	—	24,431,709
Sweden	—	9,247,307	—	9,247,307
Switzerland	—	52,799,634	—	52,799,634
Taiwan	—	8,038,444	—	8,038,444
United Kingdom	—	131,060,862	—	131,060,862
United States	341,894,845	—	3,849,984	345,744,829
Preferred Stocks	—	3,071,388	3,312,288	6,383,676
Short-Term Securities	916,623	—	—	916,623

	$411,119,156	$379,919,455	$8,294,508	$799,333,119

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(2,504,884)	$(4,630,926)	$—	$(7,135,810)

(a)	Derivative financial instruments are options written which are shown at value.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced Global Dividend Trust (BOE)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or rend of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2018	$4,529,927	$5,843,081	$10,373,008
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	452,293	(1,464,692)	(1,012,399)
Purchases	—	—	—
Sales	—	(1,066,101)	(1,066,101)

Closing Balance, as of June 30, 2019	$4,982,220	$3,312,288	$8,294,508

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$452,293	$559,680	$1,011,973

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2019 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $3. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Common Stocks	$4,982,217	Market	Tangible Book Value Multiple(a)	1.60x
			Revenue Multiple(a)	7.00x
Preferred Stocks	3,312,288	Market	Revenue Multiple(a)	17.25x

	$8,294,505

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Australia — 9.3%
Amcor PLC	2,759,817	$31,402,511
Ansell Ltd.	642,538	12,132,374
Sonic Healthcare Ltd.	960,811	18,307,254

		61,842,139

Canada — 11.5%
Rogers Communications, Inc., Class B	713,351	38,185,564
TELUS Corp.	1,047,532	38,724,007

		76,909,571

China — 1.4%
ANTA Sports Products Ltd.	1,301,600	8,977,389

Denmark — 3.1%
Novo Nordisk A/S, Class B	406,829	20,779,685

Finland — 2.8%
Kone OYJ, Class B	315,116	18,608,648

France — 5.0%
Sanofi	129,433	11,185,900
Schneider Electric SE	244,450	22,118,541

		33,304,441

Germany — 4.9%
Deutsche Post AG, Registered Shares	997,103	32,801,496

India — 1.7%
Hero MotoCorp Ltd.	258,655	9,675,034
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $3,948,600)(a)(b)	5,300	1,695,152

		11,370,186

Netherlands — 5.6%
Heineken NV	136,860	15,253,374
Koninklijke Philips NV	500,742	21,770,220

		37,023,594

Singapore — 4.6%
DBS Group Holdings Ltd.	829,900	15,942,424
United Overseas Bank Ltd.	772,900	14,941,799

		30,884,223

Sweden — 2.6%
Svenska Handelsbanken AB, Class A	1,749,788	17,268,113

Switzerland — 11.5%
Cie Financiere Richemont SA, Registered Shares	122,405	10,401,550
Nestle SA, Registered Shares	270,795	28,033,297
Novartis AG, Registered Shares	302,055	27,575,130
SGS SA, Registered Shares	4,257	10,850,493

		76,860,470

Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,529,000	11,694,368

United Kingdom — 28.7%
AstraZeneca PLC	215,167	17,590,258
BAE Systems PLC	3,731,750	23,453,601
British American Tobacco PLC	881,759	30,787,408
Diageo PLC	465,385	20,030,280
GlaxoSmithKline PLC	1,596,457	32,000,702
Imperial Brands PLC	1,353,455	31,759,025
RELX PLC	450,469	10,895,968
Unilever PLC	404,586	25,114,776

		191,632,018

Security	Shares	Value

United States — 4.2%
3M Co.(c)(d)	95,531	$16,559,343
Microsoft Corp.(c)(d)	86,633	11,605,357

		28,164,700

Total Common Stocks — 98.7% (Cost — $646,117,935)		658,121,041

Preferred Stock

China — 0.5%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, cost $2,106,332)(a)(b)(e)	76,800	3,321,600

Total Preferred Stocks — 0.5% (Cost — $2,106,332)		3,321,600

Total Long-Term Investments — 99.2% (Cost — $648,224,267)		661,442,641

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(f)(g)	5,301,763	5,301,763

Total Short-Term Securities — 0.8% (Cost — $5,301,763)		5,301,763

Total Investments Before Options Written — 100.0% (Cost — $653,526,030)		666,744,404

Options Written — (1.0)% (Premiums Received — $4,974,763)		(6,861,771)

Total Investments, Net of Options Written — 99.0% (Cost — $648,551,267)		659,882,633

Other Assets Less Liabilities — 1.0%		6,928,464

Net Assets — 100.0%		$666,811,097

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	The Trust held restricted securities with a current value of $5,016,752, representing 0.1% of its net assets as of period end, and an original cost of $6,054,932.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Non-income producing security.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY)

(g)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,489,943	(20,188,180)	5,301,763	$5,301,763	$122,676	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Microsoft Corp.	36	07/05/19	USD	132.00	USD	482	$(9,720)
Microsoft Corp.	73	07/12/19	USD	128.00	USD	978	(46,902)
Microsoft Corp.	37	07/16/19	USD	129.50	USD	496	(21,063)
3M Co.	164	07/19/19	USD	180.00	USD	2,843	(14,186)
Microsoft Corp.	92	07/19/19	USD	130.00	USD	1,232	(51,060)
Rogers Communications, Inc., Class B	738	07/19/19	CAD	72.00	CAD	5,173	(18,034)
3M Co.	88	07/26/19	USD	177.50	USD	1,525	(28,600)
Microsoft Corp.	69	07/26/19	USD	136.00	USD	924	(18,906)
Microsoft Corp.	141	08/02/19	USD	138.00	USD	1,889	(32,148)
3M Co.	177	08/09/19	USD	180.00	USD	3,068	(52,392)
Microsoft Corp.	64	08/16/19	USD	140.00	USD	857	(12,864)
TELUS Corp.	1,142	08/16/19	CAD	52.00	CAD	5,528	(6,104)

							$(311,979)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TELUS Corp.	Royal Bank of Canada	53,500	07/02/19	CAD	49.19	CAD	5,528	$(576)
Amcor PLC	JPMorgan Chase Bank N.A.	94,700	07/09/19	AUD	16.77	AUD	1,535	(1,966)
Amcor PLC	Morgan Stanley & Co. International PLC	185,000	07/09/19	AUD	17.00	AUD	2,999	(1,185)
BAE Systems PLC	UBS AG	129,100	07/09/19	GBP	4.73	GBP	639	(36,726)
BAE Systems PLC	UBS AG	178,400	07/09/19	GBP	4.74	GBP	883	(49,395)
GlaxoSmithKline PLC	Goldman Sachs International	286,000	07/09/19	GBP	15.75	GBP	4,513	(81,573)
Imperial Brands PLC	UBS AG	85,200	07/09/19	GBP	21.85	GBP	1,574	(13)
Koninklijke Philips NV	UBS AG	34,600	07/09/19	EUR	36.97	EUR	1,323	(53,479)
Nestle SA, Registered Shares	UBS AG	85,400	07/09/19	CHF	99.68	CHF	8,631	(153,409)
RELX PLC	UBS AG	93,100	07/09/19	EUR	20.93	EUR	1,980	(46,616)
Sonic Healthcare Ltd.	Goldman Sachs International	75,800	07/09/19	AUD	26.69	AUD	2,057	(33,681)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	52,000	07/09/19	AUD	27.26	AUD	1,411	(10,438)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	43,000	07/09/19	USD	236.72	USD	10,215	(7,859)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	118,400	07/09/19	SGD	26.01	SGD	3,097	(42,242)
Ansell Ltd.	JPMorgan Chase Bank N.A.	58,000	07/10/19	AUD	26.13	AUD	1,560	(37,678)
Deutsche Post AG, Registered Shares	Goldman Sachs International	35,100	07/10/19	EUR	28.03	EUR	1,015	(39,281)
Rogers Communications, Inc., Class B	Credit Suisse International	22,100	07/10/19	CAD	71.74	CAD	1,549	(3,675)
Schneider Electric SE	UBS AG	21,100	07/10/19	EUR	75.42	EUR	1,679	(103,967)
Svenska Handelsbanken AB, Class A	Credit Suisse International	210,800	07/10/19	SEK	103.99	SEK	19,318	(6)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	514,000	07/10/19	USD	234.62	USD	122,101	(117,233)
ANTA Sports Products Ltd.	Goldman Sachs International	265,000	07/12/19	HKD	52.23	HKD	14,278	(94,684)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	252,400	07/12/19	SGD	26.36	SGD	6,560	(49,592)
Novo Nordisk A/S, Class B	Goldman Sachs International	39,900	07/12/19	DKK	329.90	DKK	13,378	(50,100)
BAE Systems PLC	UBS AG	327,400	07/16/19	GBP	4.73	GBP	1,621	(98,215)
British American Tobacco PLC	UBS AG	116,400	07/16/19	GBP	30.46	GBP	3,200	(5,677)
Cie Financiere Richemont SA, Registered Shares	Citibank N.A.	27,500	07/16/19	CHF	73.04	CHF	2,281	(281,987)

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Diageo PLC	Goldman Sachs International	20,600	07/16/19	GBP	34.30	GBP	698	$(7,134)
ANTA Sports Products Ltd.	UBS AG	111,000	07/17/19	HKD	51.88	HKD	5,981	(45,732)
Ansell Ltd.	Goldman Sachs International	45,900	07/17/19	AUD	27.13	AUD	1,235	(13,946)
AstraZeneca PLC	Morgan Stanley & Co. International PLC	40,500	07/17/19	GBP	60.47	GBP	2,607	(208,313)
Koninklijke Philips NV	Deutsche Bank AG	40,000	07/17/19	EUR	36.11	EUR	1,529	(101,427)
Schneider Electric SE	Goldman Sachs International	58,200	07/17/19	EUR	73.37	EUR	4,631	(425,543)
Rogers Communications, Inc., Class B	Morgan Stanley & Co. International PLC	131,500	07/19/19	CAD	68.25	CAD	9,218	(223,116)
AstraZeneca PLC	UBS AG	8,000	07/23/19	GBP	60.79	GBP	515	(40,127)
Diageo PLC	Deutsche Bank AG	33,700	07/23/19	GBP	33.69	GBP	1,142	(32,137)
GlaxoSmithKline PLC	Morgan Stanley & Co. International PLC	172,100	07/23/19	GBP	15.92	GBP	2,716	(50,488)
Imperial Brands PLC	UBS AG	92,000	07/23/19	GBP	21.51	GBP	1,700	(1,881)
RELX PLC	Goldman Sachs International	69,000	07/23/19	EUR	21.36	EUR	1,468	(25,073)
Unilever PLC	Deutsche Bank AG	53,700	07/23/19	GBP	49.07	GBP	2,625	(52,114)
Ansell Ltd.	Morgan Stanley & Co. International PLC	52,600	07/24/19	AUD	25.20	AUD	1,415	(69,414)
BAE Systems PLC	Goldman Sachs International	228,500	07/24/19	GBP	4.51	GBP	1,131	(130,304)
BAE Systems PLC	UBS AG	178,400	07/24/19	GBP	4.74	GBP	883	(54,375)
British American Tobacco PLC	Goldman Sachs International	64,700	07/24/19	GBP	28.46	GBP	1,779	(39,742)
Deutsche Post AG, Registered Shares	Deutsche Bank AG	81,600	07/24/19	EUR	27.48	EUR	2,361	(149,581)
Heineken NV	Deutsche Bank AG	16,600	07/24/19	EUR	97.54	EUR	1,627	(44,404)
Novartis AG, Registered Shares	UBS AG	82,600	07/24/19	CHF	88.98	CHF	7,361	(137,876)
Novo Nordisk A/S, Class B	Goldman Sachs International	58,100	07/24/19	DKK	325.44	DKK	19,480	(123,921)
SGS SA, Registered Shares	UBS AG	1,000	07/24/19	CHF	2,593.34	CHF	2,488	(9,361)
TELUS Corp.	Goldman Sachs International	24,900	07/24/19	CAD	50.81	CAD	1,205	(692)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	117,700	07/24/19	SGD	24.16	SGD	3,079	(184,863)
DBS Group Holdings Ltd.	Morgan Stanley & Co. International PLC	61,000	07/26/19	SGD	25.00	SGD	1,585	(56,020)
Schneider Electric SE	Goldman Sachs International	18,500	07/26/19	EUR	74.45	EUR	1,472	(118,278)
Koninklijke Philips NV	UBS AG	150,700	07/30/19	EUR	38.30	EUR	5,761	(147,165)
Novartis AG, Registered Shares	Goldman Sachs International	53,400	07/30/19	CHF	90.36	CHF	4,759	(61,907)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	17,100	07/30/19	DKK	344.10	DKK	5,733	(14,159)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	112,000	07/30/19	SGD	26.21	SGD	2,930	(50,968)
ANTA Sports Products Ltd.	JPMorgan Chase Bank N.A.	405,000	07/31/19	HKD	50.15	HKD	21,821	(257,891)
Deutsche Post AG, Registered Shares	Goldman Sachs International	116,000	07/31/19	EUR	28.89	EUR	3,356	(83,044)
Deutsche Post AG, Registered Shares	Morgan Stanley & Co. International PLC	107,000	07/31/19	EUR	27.90	EUR	3,096	(160,813)
GlaxoSmithKline PLC	Goldman Sachs International	260,300	07/31/19	GBP	16.14	GBP	4,108	(61,707)
Heineken NV	UBS AG	45,000	07/31/19	EUR	100.53	EUR	4,410	(63,707)
RELX PLC	Goldman Sachs International	40,700	07/31/19	EUR	21.56	EUR	866	(13,361)
Svenska Handelsbanken AB, Class A	UBS AG	451,200	07/31/19	SEK	94.44	SEK	41,348	(40,411)
Unilever PLC	UBS AG	128,400	07/31/19	GBP	49.96	GBP	6,276	(86,798)
Imperial Brands PLC	Citibank N.A.	31,500	08/01/19	GBP	19.36	GBP	582	(15,110)
Imperial Brands PLC	Goldman Sachs International	226,000	08/01/19	GBP	20.85	GBP	4,176	(23,106)
Ansell Ltd.	Morgan Stanley & Co. International PLC	45,900	08/02/19	AUD	26.63	AUD	1,235	(28,458)
BAE Systems PLC	UBS AG	316,000	08/02/19	GBP	4.91	GBP	1,564	(57,862)
British American Tobacco PLC	Goldman Sachs International	64,700	08/02/19	GBP	30.17	GBP	1,779	(16,330)
Diageo PLC	Goldman Sachs International	75,100	08/02/19	GBP	34.99	GBP	2,545	(31,222)
Kone OYJ, Class B	Goldman Sachs International	42,100	08/02/19	EUR	51.85	EUR	2,186	(78,849)
Sanofi	Goldman Sachs International	29,200	08/02/19	EUR	78.10	EUR	2,219	(27,830)
Sonic Healthcare Ltd.	UBS AG	89,000	08/02/19	AUD	27.64	AUD	2,415	(24,583)
Amcor PLC	JPMorgan Chase Bank N.A.	283,000	08/06/19	AUD	16.05	AUD	4,587	(86,135)
BAE Systems PLC	Credit Suisse International	435,600	08/06/19	GBP	4.99	GBP	2,156	(61,249)
Nestle SA, Registered Shares	Morgan Stanley & Co. International PLC	36,500	08/06/19	CHF	102.75	CHF	3,689	(37,316)
Rogers Communications, Inc., Class B	Citibank N.A.	46,800	08/06/19	CAD	71.60	CAD	3,281	(25,807)
SGS SA, Registered Shares	Goldman Sachs International	1,000	08/06/19	CHF	2,628.05	CHF	2,488	(9,940)
Sanofi	Credit Suisse International	29,050	08/06/19	EUR	79.02	EUR	2,208	(20,449)
Schneider Electric SE	Morgan Stanley & Co. International PLC	25,700	08/06/19	EUR	78.60	EUR	2,045	(80,862)
Taiwan Semiconductor Manufacturing Co. Ltd.	Citibank N.A.	131,000	08/06/19	USD	239.80	USD	31,119	(33,696)
Novo Nordisk A/S, Class B	Goldman Sachs International	41,000	08/07/19	DKK	334.14	DKK	13,746	(66,971)
Ansell Ltd.	JPMorgan Chase Bank N.A.	43,400	08/08/19	AUD	27.23	AUD	1,167	(22,409)
Deutsche Post AG, Registered Shares	UBS AG	108,900	08/08/19	EUR	28.69	EUR	3,150	(105,578)
Diageo PLC	Credit Suisse International	74,000	08/08/19	GBP	34.53	GBP	2,508	(50,997)
Kone OYJ, Class B	Morgan Stanley & Co. International PLC	65,150	08/08/19	EUR	52.51	EUR	3,383	(105,794)
Sonic Healthcare Ltd.	UBS AG	120,600	08/08/19	AUD	28.48	AUD	3,273	(16,712)
TELUS Corp.	Goldman Sachs International	51,200	08/08/19	CAD	50.50	CAD	2,479	(5,160)

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AstraZeneca PLC	UBS AG	48,300	08/09/19	GBP	66.81	GBP	3,109	$(42,190)
British American Tobacco PLC	Goldman Sachs International	25,000	08/09/19	GBP	28.81	GBP	687	(19,272)
British American Tobacco PLC	Morgan Stanley & Co. International PLC	37,800	08/09/19	GBP	28.53	GBP	1,039	(31,013)
Cie Financiere Richemont SA, Registered Shares	UBS AG	27,500	08/09/19	CHF	84.25	CHF	2,281	(51,424)
Imperial Brands PLC	UBS AG	38,000	08/09/19	GBP	19.30	GBP	702	(21,552)
DBS Group Holdings Ltd.	Citibank N.A.	60,000	08/13/19	SGD	26.61	SGD	1,559	(20,926)
Rogers Communications, Inc., Class B	Citibank N.A.	46,800	08/13/19	CAD	71.60	CAD	3,281	(29,467)
Amcor PLC	UBS AG	679,200	08/14/19	AUD	15.92	AUD	11,010	(259,556)
Ansell Ltd.	JPMorgan Chase Bank N.A.	43,400	08/14/19	AUD	27.24	AUD	1,167	(24,314)
Diageo PLC	UBS AG	6,100	08/14/19	GBP	34.74	GBP	207	(2,872)
Kone OYJ, Class B	Morgan Stanley & Co. International PLC	34,600	08/14/19	EUR	52.95	EUR	1,797	(53,211)
Novo Nordisk A/S, Class B	Goldman Sachs International	27,000	08/14/19	DKK	356.38	DKK	9,053	(15,453)
Sonic Healthcare Ltd.	UBS AG	95,000	08/14/19	AUD	27.75	AUD	2,578	(31,712)
TELUS Corp.	Royal Bank of Canada	51,300	08/15/19	CAD	50.50	CAD	2,483	(6,766)
Svenska Handelsbanken AB, Class A	Goldman Sachs International	125,400	08/20/19	SEK	93.43	SEK	11,492	(28,356)
TELUS Corp.	Goldman Sachs International	68,800	08/23/19	CAD	49.07	CAD	3,330	(32,532)
TELUS Corp.	Goldman Sachs International	68,800	08/23/19	CAD	48.66	CAD	3,330	(42,103)
TELUS Corp.	Royal Bank of Canada	24,900	09/04/19	CAD	48.84	CAD	1,205	(15,602)

								$(6,549,792)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,085,924	$(2,972,932)	$(6,861,771)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Options written
Options written, at value	$—	$—	$6,861,771	$—	$—	$—	$6,861,771

For the six month ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(468)	$—	$—	$—	$(468)
Options written	—	—	(12,249,773)	—	—	—	(12,249,773)

	$—	$—	$(12,250,241)	$—	$—	$—	$(12,250,241)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(4,785,167)	$—	$—	$—	$(4,785,167)

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$7,438,112

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$6,861,771
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(311,979)

Total derivative assets and liabilities subject to an MNA	$—	$6,549,792

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Citibank N.A.	$406,993	$—	$(406,993)	$—	$—
Credit Suisse International	136,376	—	(136,376)	—	—
Deutsche Bank AG	379,663	—	(128,792)	—	250,871
Goldman Sachs International	1,801,095	—	(1,801,095)	—	—
JPMorgan Chase Bank N.A.	672,707	—	(672,707)	—	—
Morgan Stanley & Co. International PLC	1,223,810	—	(1,223,810)	—	—
Royal Bank of Canada	22,944	—	—	—	22,944
UBS AG	1,906,204	—	(1,906,204)	—	—

	$6,549,792	$—	$(6,275,977)	$—	$273,815

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$61,842,139	$—	$61,842,139
Canada	76,909,571	—	—	76,909,571
China	—	8,977,389	—	8,977,389
Denmark	—	20,779,685	—	20,779,685
Finland	—	18,608,648	—	18,608,648
France	—	33,304,441	—	33,304,441
Germany	—	32,801,496	—	32,801,496
India	—	9,675,034	1,695,152	11,370,186
Netherlands	—	37,023,594	—	37,023,594
Singapore	—	30,884,223	—	30,884,223
Sweden	—	17,268,113	—	17,268,113
Switzerland	—	76,860,470	—	76,860,470
Taiwan	—	11,694,368	—	11,694,368

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
United Kingdom	$—	$191,632,018	$—	$191,632,018
United States	28,164,700	—	—	28,164,700
Preferred Stock	—	—	3,321,600	3,321,600
Short-Term Securities	5,301,763	—	—	5,301,763

	$110,376,034	$551,351,618	$5,016,752	$666,744,404

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(290,916)	$(6,570,855)	$—	$(6,861,771)

(a)	Derivative financial instruments are options written, which are shown at value.

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.1%

Biotechnology — 13.9%
ACADIA Pharmaceuticals, Inc.(a)(b)	14,900	$398,277
Acceleron Pharma, Inc.(a)(b)	43,600	1,791,088
Acerta Pharma BV, Series B, (Acquired 2/01/16, cost $986,402)(c)(d)	17,146,440	2,088,436
Agios Pharmaceuticals, Inc.(a)(b)	16,700	832,996
Alexion Pharmaceuticals, Inc.(a)(b)	18,600	2,436,228
Allakos, Inc.(a)(b)	15,712	680,801
Allogene Therapeutics, Inc.(a)	6,919	185,775
Allogene Therapeutics, Inc., (Acquired 10/10/18, cost $505,000)(d)	33,006	886,211
Amgen, Inc.(b)	37,860	6,976,841
AnaptysBio, Inc.(a)(b)	2,100	118,482
Apellis Pharmaceuticals, Inc.(a)	23,047	584,011
Arena Pharmaceuticals, Inc.(a)(b)	27,944	1,638,357
Atreca, Inc.(a)	18,793	354,060
Biogen, Inc.(a)(b)	12,348	2,887,827
BioMarin Pharmaceutical, Inc.(a)(b)	54,000	4,625,100
Blueprint Medicines Corp.(a)(b)	9,300	877,269
Checkpoint Therapeutics, Inc.(a)	43,100	130,593
Corbus Pharmaceuticals Holdings, Inc.(a)(e)	33,800	234,234
Eidos Therapeutics, Inc.(a)(e)	7,886	245,097
Exact Sciences Corp.(a)(b)	15,200	1,794,208
Galapagos NV, ADR(a)(b)	5,600	722,008
Genmab A/S(a)	11,200	2,059,429
Gilead Sciences, Inc.(b)	88,000	5,945,280
Halozyme Therapeutics, Inc.(a)(b)	25,200	432,936
Incyte Corp.(a)(b)	24,600	2,090,016
Insmed, Inc.(a)(b)	44,287	1,133,747
Mirati Therapeutics, Inc.(a)(b)	9,200	947,600
Natera, Inc.(a)(b)	14,369	396,297
Neurocrine Biosciences, Inc.(a)(b)	26,800	2,262,724
Principia Biopharma, Inc.(a)	4,047	134,320
Ra Pharmaceuticals, Inc.(a)	39,457	1,186,472
Sarepta Therapeutics, Inc.(a)(b)	4,020	610,839
Seattle Genetics, Inc.(a)(b)	24,267	1,679,519
Syndax Pharmaceuticals, Inc.(a)	15,784	146,949
Vertex Pharmaceuticals, Inc.(a)(b)	35,005	6,419,217

		55,933,244

Health Care Equipment & Supplies — 34.2%
Abbott Laboratories	312,000	26,239,200
Align Technology, Inc.(a)(b)	6,300	1,724,310
Baxter International, Inc.(b)	109,400	8,959,860
Becton Dickinson & Co.(b)	32,033	8,072,636
Boston Scientific Corp.(a)(b)	390,984	16,804,492
Conva Tec Group PLC(f)	1,043,600	1,933,662
Edwards Lifesciences Corp.(a)(b)	51,500	9,514,110
Intuitive Surgical, Inc.(a)(b)	17,300	9,074,715
Masimo Corp.(a)(b)	41,100	6,116,502
Medtronic PLC(b)	132,600	12,913,914
Nevro Corp.(a)(b)	12,900	836,307
ResMed, Inc.(b)	33,100	4,039,193
SI-BONE, Inc.(a)	4,147	84,350
Stryker Corp.	68,200	14,020,556
Teleflex, Inc.(b)	19,900	6,589,885
Varian Medical Systems, Inc.(a)(b)	35,400	4,819,002
Wright Medical Group NV(a)(b)	72,000	2,147,040
Zimmer Biomet Holdings, Inc.(b)	29,000	3,414,460

		137,304,194

Health Care Providers & Services — 18.0%
Amedisys, Inc.(a)(b)	17,060	2,071,255
Anthem, Inc.	36,500	10,300,665

Security	Shares	Value

Health Care Providers & Services (continued)
Centene Corp.(a)(b)	89,000	$4,667,160
Cigna Corp.(a)(b)	35,100	5,530,005
Encompass Health Corp.(b)	30,600	1,938,816
Guardant Health, Inc.(a)	4,749	409,981
HCA Healthcare, Inc.(b)	30,694	4,148,908
Humana, Inc.(b)	28,700	7,614,110
LHC Group, Inc.(a)(b)	16,700	1,996,986
Quest Diagnostics, Inc.(b)	17,800	1,812,218
UnitedHealth Group, Inc.	129,102	31,502,179

		71,992,283

Health Care Technology — 1.1%
Cerner Corp.(b)	29,500	2,162,350
Teladoc Health, Inc.(a)(b)	35,300	2,344,273

		4,506,623

Interactive Media & Services — 0.2%
So-Young International, Inc., ADR(a)(e)	42,978	596,965

Life Sciences Tools & Services — 8.7%
Agilent Technologies, Inc.(b)	40,300	3,009,201
Avantor, Inc.(a)	130,986	2,500,523
Charles River Laboratories International, Inc.(a)(b)	10,300	1,461,570
Genfit ADR(a)(e)	10,200	201,450
Illumina, Inc.(a)(b)	11,200	4,123,280
IQVIA Holdings, Inc.(a)(b)	24,900	4,006,410
QIAGEN NV(a)(b)	51,900	2,104,545
Thermo Fisher Scientific, Inc.(b)	50,900	14,948,312
WuXi AppTec Co. Ltd., Class H(f)	160,720	1,409,337
Wuxi Biologics Cayman, Inc.(a)(f)	127,000	1,139,380

		34,904,008

Pharmaceuticals — 21.0%
Assembly Biosciences, Inc.(a)(b)	5,033	67,895
AstraZeneca PLC	76,076	6,219,339
AstraZeneca PLC — ADR(b)	43,800	1,808,064
Bristol-Myers Squibb Co.(b)	93,162	4,224,897
Daiichi Sankyo Co. Ltd.	32,100	1,683,501
Elanco Animal Health, Inc.(a)(b)	99,691	3,369,556
Eli Lilly & Co.(b)	96,000	10,635,840
GlaxoSmithKline PLC	199,100	3,990,925
Hansoh Pharmaceutical Group Co. Ltd.(a)(f)	794,000	2,098,916
Hua Medicine(a)(f)	314,500	283,834
Hua Medicine, (Acquired 09/07/18, cost $342,936)(d)	405,105	365,604
Merck & Co., Inc.(b)	151,479	12,701,514
Merck KGaA	17,710	1,849,831
MyoKardia, Inc.(a)	7,113	356,646
Nektar Therapeutics(a)(b)	7,400	263,292
Novo Nordisk A/S — ADR(b)	73,000	3,725,920
Pfizer, Inc.(b)	289,998	12,562,713
Reata Pharmaceuticals, Inc., Class A(a)(b)	9,019	850,943
Roche Holding AG	7,200	2,024,551
Sanofi	34,400	2,972,928
Sanofi — ADR(b)	43,400	1,877,918
Theravance Biopharma, Inc.(a)	4,700	76,751
Tricida, Inc.(a)	9,249	364,965
Urovant Sciences Ltd.(a)	6,639	52,514
Zoetis, Inc.(b)	87,700	9,953,073

		84,381,930

Total Common Stocks — 97.1% (Cost — $260,106,460)		389,619,247

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Other Interests(g) — 0.0%

Pharmaceuticals — 0.0%
Afferent Pharmaceuticals, Inc., Series C (Acquired 9/30/15, Cost $0)(c)	$190	$125,506

Total Other Interests — 0.0% (Cost — $0)		125,506

Total Long-Term Investments — 97.1% (Cost — $260,106,460)		389,744,753

	Shares

Short-Term Securities — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(h)(j)	12,582,137	12,582,137
SL Liquidity Series, LLC, Money Market Series, 2.55%(h)(i)(j)	328,960	329,058

Total Short-Term Securities — 3.2% (Cost — $12,911,175)		12,911,195

Total Investments Before Options Written — 100.3% (Cost — $273,017,635)		402,655,948

Options Written — (0.8)% (Premiums Received — $2,660,211)		(3,364,894)

Total Investments, Net of Options Written — 99.5% (Cost — $270,357,424)		399,291,054

Other Assets Less Liabilities — 0.5%		2,116,929

Net Assets — 100.0%		$401,407,983

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $3,340,252 and an original cost of $1,834,337, which was 0.83% of its net assets.

(e)	Security, or a portion of the security, is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of security was purchased with the cash collateral from loaned securities.

(j)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	25,967,520	(13,385,383)	12,582,137	$12,582,137	$201,743		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,665	324,295	328,960	329,058	44,310	(b)	140	20

				$12,911,195	$246,053		$140	$20

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Pfizer, Inc.	85	07/02/19	USD	42.75	USD	368	$(5,893)
Align Technology, Inc.	18	07/12/19	USD	320.00	USD	493	(270)
Arena Pharmaceuticals, Inc.	54	07/12/19	USD	54.50	USD	317	(26,325)
AstraZeneca PLC — ADR	77	07/12/19	USD	38.00	USD	318	(25,410)
Baxter International, Inc.	168	07/12/19	USD	78.50	USD	1,376	(62,412)

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Becton Dickinson & Co.	37	07/12/19	USD	240.00	USD	932	$(44,955)
Bristol-Myers Squibb Co.	179	07/12/19	USD	48.00	USD	812	(1,163)
Cigna Corp.	24	07/12/19	USD	152.50	USD	378	(15,720)
Eli Lilly & Co.	180	07/12/19	USD	120.00	USD	1,994	(3,060)
Gilead Sciences, Inc.	23	07/12/19	USD	66.00	USD	155	(4,945)
Intuitive Surgical, Inc.	17	07/12/19	USD	545.00	USD	892	(4,080)
Medtronic PLC	141	07/12/19	USD	93.50	USD	1,373	(57,105)
Merck & Co., Inc.	245	07/12/19	USD	81.00	USD	2,054	(73,623)
Pfizer, Inc.	66	07/12/19	USD	42.50	USD	286	(7,590)
Acceleron Pharma, Inc.	87	07/19/19	USD	45.00	USD	357	(4,567)
Agilent Technologies, Inc.	108	07/19/19	USD	70.00	USD	806	(53,460)
Alexion Pharmaceuticals, Inc.	37	07/19/19	USD	135.00	USD	485	(18,870)
Allakos, Inc.	62	07/19/19	USD	50.00	USD	269	(29,760)
Amedisys, Inc.	68	07/19/19	USD	130.00	USD	826	(7,106)
Amgen, Inc.	88	07/19/19	USD	180.00	USD	1,622	(61,160)
Assembly Biosciences, Inc.	10	07/19/19	USD	15.46	USD	13	(313)
AstraZeneca PLC — ADR	77	07/19/19	USD	41.50	USD	318	(4,620)
Baxter International, Inc.	22	07/19/19	USD	77.50	USD	180	(10,505)
Baxter International, Inc.	110	07/19/19	USD	83.50	USD	901	(7,975)
BioMarin Pharmaceutical, Inc.	100	07/19/19	USD	95.00	USD	857	(4,500)
Biogen, Inc.	25	07/19/19	USD	240.00	USD	585	(10,000)
Blueprint Medicines Corp.	7	07/19/19	USD	90.00	USD	66	(5,495)
Blueprint Medicines Corp.	14	07/19/19	USD	95.00	USD	132	(7,000)
Boston Scientific Corp.	580	07/19/19	USD	43.00	USD	2,493	(47,850)
Centene Corp.	178	07/19/19	USD	57.50	USD	933	(4,005)
Cerner Corp.	59	07/19/19	USD	75.00	USD	432	(4,130)
Cerner Corp.	29	07/19/19	USD	72.50	USD	213	(5,582)
Charles River Laboratories International, Inc.	21	07/19/19	USD	135.00	USD	298	(17,010)
Cigna Corp.	14	07/19/19	USD	155.00	USD	221	(8,120)
Elanco Animal Health, Inc.	203	07/19/19	USD	35.00	USD	686	(10,658)
Eli Lilly & Co.	99	07/19/19	USD	120.00	USD	1,097	(1,980)
Encompass Health Corp.	122	07/19/19	USD	60.00	USD	773	(43,920)
Exact Sciences Corp.	29	07/19/19	USD	105.00	USD	342	(39,585)
Galapagos NV, ADR	22	07/19/19	USD	120.00	USD	284	(21,890)
Gilead Sciences, Inc.	153	07/19/19	USD	67.50	USD	1,034	(22,797)
HCA Healthcare, Inc.	50	07/19/19	USD	125.00	USD	676	(55,250)
Halozyme Therapeutics, Inc.	100	07/19/19	USD	17.00	USD	172	(6,500)
Humana, Inc.	45	07/19/19	USD	270.00	USD	1,194	(20,700)
Incyte Corp.	71	07/19/19	USD	90.00	USD	603	(8,875)
Insmed, Inc.	60	07/19/19	USD	25.00	USD	154	(11,400)
LHC Group, Inc.	66	07/19/19	USD	120.00	USD	789	(19,635)
Masimo Corp.	164	07/19/19	USD	150.00	USD	2,441	(60,270)
Medtronic PLC	83	07/19/19	USD	97.50	USD	808	(10,624)
Merck & Co., Inc.	50	07/19/19	USD	85.00	USD	419	(4,250)
Merck & Co., Inc.	169	07/19/19	USD	82.50	USD	1,417	(38,363)
Mirati Therapeutics, Inc.	18	07/19/19	USD	115.00	USD	185	(1,665)
Mirati Therapeutics, Inc.	18	07/19/19	USD	105.00	USD	185	(6,390)
Natera, Inc.	57	07/19/19	USD	28.00	USD	157	(8,190)
Neurocrine Biosciences, Inc.	44	07/19/19	USD	85.00	USD	371	(12,540)
Nevro Corp.	25	07/19/19	USD	65.00	USD	162	(6,187)
Novo Nordisk A/S — ADR	117	07/19/19	USD	47.31	USD	597	(44,994)
Pfizer, Inc.	73	07/19/19	USD	43.00	USD	316	(6,971)
Quest Diagnostics, Inc.	56	07/19/19	USD	100.00	USD	570	(14,000)
Reata Pharmaceuticals, Inc.	36	07/19/19	USD	95.00	USD	340	(18,720)
ResMed, Inc.	165	07/19/19	USD	125.00	USD	2,013	(18,150)
Sanofi — ADR	173	07/19/19	USD	43.00	USD	749	(14,705)
Seattle Genetics, Inc.	53	07/19/19	USD	75.00	USD	367	(2,782)
Teladoc Health, Inc.	70	07/19/19	USD	65.00	USD	465	(25,550)
Thermo Fisher Scientific, Inc.	95	07/19/19	USD	300.00	USD	2,790	(26,600)
Varian Medical Systems, Inc.	57	07/19/19	USD	130.00	USD	776	(39,900)
Wright Medical Group NV	97	07/19/19	USD	32.50	USD	289	(1,940)
Zimmer Biomet Holdings, Inc.	75	07/19/19	USD	120.00	USD	883	(8,625)

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Zimmer Biomet Holdings, Inc.	75	07/19/19	USD	125.00	USD	883	$(2,250)
Amgen, Inc.	56	07/26/19	USD	190.00	USD	1,032	(12,404)
AstraZeneca PLC — ADR	21	07/26/19	USD	42.50	USD	87	(1,050)
Baxter International, Inc.	159	07/26/19	USD	84.00	USD	1,302	(16,457)
Becton Dickinson & Co.	54	07/26/19	USD	242.50	USD	1,361	(62,100)
Becton Dickinson & Co.	37	07/26/19	USD	257.50	USD	932	(9,620)
Biogen, Inc.	24	07/26/19	USD	247.50	USD	561	(9,720)
Blueprint Medicines Corp.	16	07/26/19	USD	101.50	USD	151	(5,766)
Bristol-Myers Squibb Co.	131	07/26/19	USD	51.00	USD	594	(917)
Cigna Corp.	102	07/26/19	USD	165.00	USD	1,607	(17,952)
Edwards Lifesciences Corp.	126	07/26/19	USD	197.50	USD	2,328	(28,035)
Exact Sciences Corp.	31	07/26/19	USD	113.00	USD	366	(25,730)
Gilead Sciences, Inc.	144	07/26/19	USD	71.50	USD	973	(8,136)
HCA Healthcare, Inc.	72	07/26/19	USD	131.00	USD	973	(46,440)
Illumina, Inc.	13	07/26/19	USD	370.00	USD	479	(14,950)
Intuitive Surgical, Inc.	69	07/26/19	USD	540.00	USD	3,619	(78,315)
Medtronic PLC	30	07/26/19	USD	99.00	USD	292	(2,775)
Merck & Co., Inc.	141	07/26/19	USD	84.50	USD	1,182	(19,106)
Nektar Therapeutics	15	07/26/19	USD	37.50	USD	53	(1,387)
Pfizer, Inc.	167	07/26/19	USD	43.00	USD	723	(18,036)
Teladoc Health, Inc.	70	07/26/19	USD	64.77	USD	465	(29,569)
Zoetis, Inc.	146	07/26/19	USD	111.00	USD	1,657	(56,210)
Charles River Laboratories International, Inc.	21	07/31/19	USD	138.50	USD	298	(14,620)
ACADIA Pharmaceuticals, Inc.	60	08/02/19	USD	27.00	USD	160	(10,500)
Alexion Pharmaceuticals, Inc.	37	08/02/19	USD	134.00	USD	485	(25,345)
Amgen, Inc.	7	08/02/19	USD	190.00	USD	129	(2,502)
Baxter International, Inc.	44	08/02/19	USD	83.50	USD	360	(6,380)
Bristol-Myers Squibb Co.	62	08/02/19	USD	48.00	USD	281	(2,511)
Humana, Inc.	45	08/02/19	USD	255.00	USD	1,194	(73,800)
Medtronic PLC	30	08/02/19	USD	99.00	USD	292	(3,420)
Nektar Therapeutics	14	08/02/19	USD	38.00	USD	50	(1,820)
Pfizer, Inc.	84	08/02/19	USD	43.50	USD	364	(8,064)
Pfizer, Inc.	35	08/02/19	USD	44.50	USD	152	(1,855)
Pfizer, Inc.	47	08/02/19	USD	43.00	USD	204	(5,781)
Sarepta Therapeutics, Inc.	40	08/02/19	USD	134.00	USD	608	(85,800)
Zoetis, Inc.	100	08/02/19	USD	115.00	USD	1,135	(18,500)
Align Technology, Inc.	7	08/09/19	USD	282.50	USD	192	(9,520)
Edwards Lifesciences Corp.	80	08/09/19	USD	187.50	USD	1,478	(53,600)
Medtronic PLC	158	08/09/19	USD	99.00	USD	1,539	(21,093)
Pfizer, Inc.	8	08/09/19	USD	42.75	USD	35	(976)
Pfizer, Inc.	47	08/09/19	USD	43.05	USD	204	(4,981)
Pfizer, Inc.	43	08/09/19	USD	43.64	USD	186	(3,717)
Pfizer, Inc.	35	08/09/19	USD	44.47	USD	152	(1,958)
Vertex Pharmaceuticals, Inc.	69	08/09/19	USD	182.50	USD	1,265	(59,340)
Acceleron Pharma, Inc.	87	08/16/19	USD	45.00	USD	357	(18,923)
Agilent Technologies, Inc.	53	08/16/19	USD	75.00	USD	396	(13,913)
Agios Pharmaceuticals, Inc.	66	08/16/19	USD	55.00	USD	329	(14,685)
AnaptysBio, Inc.	8	08/16/19	USD	70.00	USD	45	(1,100)
Arena Pharmaceuticals, Inc.	57	08/16/19	USD	60.00	USD	334	(20,064)
Assembly Biosciences, Inc.	10	08/16/19	USD	15.46	USD	13	(508)
Baxter International, Inc.	44	08/16/19	USD	85.00	USD	360	(5,676)
BioMarin Pharmaceutical, Inc.	116	08/16/19	USD	90.00	USD	994	(33,640)
Centene Corp.	178	08/16/19	USD	56.85	USD	933	(16,344)
Cerner Corp.	59	08/16/19	USD	75.00	USD	432	(11,800)
Eli Lilly & Co.	105	08/16/19	USD	115.00	USD	1,163	(21,420)
Gilead Sciences, Inc.	32	08/16/19	USD	70.00	USD	216	(5,184)
Humana, Inc.	24	08/16/19	USD	270.00	USD	637	(22,800)
IQVIA Holdings, Inc.	99	08/16/19	USD	160.00	USD	1,593	(62,370)
Insmed, Inc.	99	08/16/19	USD	28.00	USD	253	(13,860)
Medtronic PLC	88	08/16/19	USD	100.00	USD	857	(10,252)
Neurocrine Biosciences, Inc.	63	08/16/19	USD	90.00	USD	532	(21,420)
Nevro Corp.	26	08/16/19	USD	67.50	USD	169	(8,580)

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pfizer, Inc.	35	08/16/19	USD	45.00	USD	152	$(1,680)
Pfizer, Inc.	194	08/16/19	USD	43.90	USD	840	(15,876)
QIAGEN NV	97	08/16/19	USD	39.00	USD	393	(29,100)
Quest Diagnostics, Inc.	33	08/16/19	USD	105.00	USD	336	(5,280)
Seattle Genetics, Inc.	44	08/16/19	USD	75.00	USD	305	(9,790)
Teleflex, Inc.	79	08/16/19	USD	340.00	USD	2,616	(55,300)
Thermo Fisher Scientific, Inc.	108	08/16/19	USD	300.00	USD	3,172	(76,140)
Varian Medical Systems, Inc.	84	08/16/19	USD	140.00	USD	1,143	(29,820)
Vertex Pharmaceuticals, Inc.	71	08/16/19	USD	185.00	USD	1,302	(55,735)
Wright Medical Group NV	130	08/16/19	USD	35.00	USD	388	(2,600)
Zoetis, Inc.	104	08/16/19	USD	115.00	USD	1,180	(32,240)
Pfizer, Inc.	163	08/23/19	USD	44.06	USD	706	(13,653)
Incyte Corp.	27	09/20/19	USD	90.00	USD	229	(11,340)
Novo Nordisk A/S — ADR	81	09/20/19	USD	52.25	USD	413	(12,132)
Pfizer, Inc.	77	09/20/19	USD	44.00	USD	334	(8,432)

							$(2,823,850)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
GlaxoSmithKline PLC	Credit Suisse International	60,600	07/09/19	GBP	15.78	GBP	956	$(15,127)
Roche Holding AG	Goldman Sachs International	2,800	07/12/19	CHF	270.20	CHF	769	(16,429)
Genmab A/S	Goldman Sachs International	2,200	07/16/19	DKK	1,174.18	DKK	2,655	(16,219)
AstraZeneca PLC — ADR	Morgan Stanley & Co. International PLC	14,800	07/17/19	GBP	60.47	GBP	953	(76,124)
GlaxoSmithKline PLC	MorganStanley & Co. International PLC	19,000	07/17/19	GBP	15.82	GBP	300	(5,420)
Stryker Corp.	Bank of America N.A.	13,800	07/19/19	USD	189.35	USD	2,837	(231,155)
Stryker Corp.	Bank of America N.A.	13,400	07/19/19	USD	205.72	USD	2,755	(40,296)
Daiichi Sankyo Co. Ltd.	Goldman Sachs International	5,400	07/26/19	JPY	6,348.34	JPY	30,534	(3,362)
Merck & Co., Inc.	Credit Suisse International	7,000	07/26/19	EUR	91.48	EUR	643	(16,751)
QIAGEN NV	Citibank N.A.	11,000	07/26/19	USD	41.32	USD	446	(106)
Wright Medical Group NV	Citibank N.A.	6,100	07/26/19	USD	31.03	USD	182	(4,344)
Conva Tec Group PLC	Goldman Sachs International	208,000	07/31/19	GBP	1.46	GBP	304	(11,932)
WuXi Biologics, Cayman, Inc.	JPMorgan Chase Bank N.A.	27,000	07/31/19	HKD	74.29	HKD	1,892	(7,636)
Sanofi — ADR	Goldman Sachs International	6,900	08/02/19	EUR	78.10	EUR	524	(6,576)
Novo Nordisk A/S — ADR	Bank of America N.A.	9,400	08/05/19	USD	50.06	USD	480	(17,827)
Daiichi Sankyo Co. Ltd.	JPMorgan Chase Bank N.A.	7,500	08/06/19	JPY	6,539.84	JPY	42,408	(1,695)
Sanofi — ADR	Credit Suisse International	6,800	08/06/19	EUR	79.02	EUR	517	(4,787)
Conva Tec Group PLC	UBS AG	209,400	08/07/19	GBP	1.44	GBP	306	(15,820)
AstraZeneca PLC — ADR	UBS AG	15,600	08/09/19	GBP	66.81	GBP	1,004	(13,627)
WuXi Biologics, Cayman, Inc.	JPMorgan Chase Bank N.A.	26,000	08/14/19	HKD	73.82	HKD	1,822	(10,172)
Elanco Animal Health, Inc.	Credit Suisse International	19,500	08/19/19	USD	34.79	USD	659	(25,639)

								$(541,044)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$437,910	$(1,142,593)	$(3,364,894)

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,364,894	$—	$—	$—	$3,364,894

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(2,229)	$—	$—	$—	$(2,229)
Options written	—	—	(1,366,144)	—	—	—	(1,366,144)

	$—	$—	$(1,368,373)	$—	$—	$—	$(1,368,373)

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$49	$—	$—	$—	$49
Options written	—	—	(1,821,665)	—	—	—	(1,821,665)

	$—	$—	$(1,821,616)	$—	$—	$—	$(1,821,616)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$3,436,298

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,364,894
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,823,850)

Total derivative assets and liabilities subject to an MNA	$—	$541,044

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$289,278	$—	$—	$—	$289,278
Citibank N.A.	4,450	—	—	—	4,450
Credit Suisse International	62,304	—	—	—	62,304
Goldman Sachs International	54,518	—	—	—	54,518
JPMorgan Chase Bank N.A.	19,503	—	—	—	19,503
Morgan Stanley & Co. International PLC	81,544	—	—	—	81,544
UBS AG	29,447	—	—	—	29,447

	$541,044	$—	$—	$—	$541,044

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Biotechnology	$52,958,597	$886,211	$2,088,436	$55,933,244
Health Care Equipment & Supplies	135,370,532	1,933,662	—	137,304,194
Health Care Providers & Services	71,992,283	—	—	71,992,283
Health Care Technology	4,506,623	—	—	4,506,623
Interactive Media & Services	596,965	—	—	596,965
Life Sciences Tools & Services	33,764,628	1,139,380	—	34,904,008
Pharmaceuticals	65,275,251	19,106,679	—	84,381,930
Other Interests	—	—	125,506	125,506
Short-Term Securities	12,582,137	—	—	12,582,137

Subtotal	$377,047,016	$23,065,932	$2,213,942	$402,326,890

Investments Valued at NAV(a)				329,058

Total Investments				$402,655,948

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(2,638,579)	$(726,315)	$—	$(3,364,894)

(a)	Certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Chemicals — 10.2%
Albemarle Corp.(a)	138,909	$9,780,583
FMC Corp.(a)(b)	329,601	27,340,403
Nutrien Ltd.	734,971	39,314,817
Umicore SA	352,279	11,305,204

		87,741,007

Containers & Packaging — 3.4%
Graphic Packaging Holding Co.	819,732	11,459,853
Packaging Corp. of America(a)(b)	187,014	17,826,175

		29,286,028

Electronic Equipment, Instruments & Components — 1.9%
Trimble, Inc.(a)(b)(c)	358,665	16,179,378

Food Products — 9.6%
Glanbia PLC	769,870	12,517,507
Ingredion, Inc.(a)	130,890	10,797,116
JBS SA	2,822,407	15,596,942
Kerry Group PLC, Class A	149,060	17,797,096
Nestle SA, Registered Shares	81,651	8,452,692
Tyson Foods, Inc., Class A(a)	223,300	18,029,242

		83,190,595

Machinery — 1.7%
Deere & Co.(a)	86,532	14,339,218

Metals & Mining — 35.2%
Anglo American PLC	1,475,880	42,163,534
Barrick Gold Corp.(a)	1,831,940	28,889,694
BHP Group PLC	1,774,289	45,376,297
First Quantum Minerals Ltd.	1,956,966	18,590,094
Franco-Nevada Corp.	113,139	9,602,841
Fresnillo PLC	1,124,342	12,443,988
Neo Lithium Corp.(c)(d)	5,397,246	2,720,158
Newcrest Mining Ltd.	595,999	13,389,836
Newmont Goldcorp Corp.(a)	177,745	6,837,850
OZ Minerals Ltd.	1,434,557	10,154,604
Polyus PJSC — GDR, GDR	143,278	6,643,188
Rio Tinto PLC — ADR(a)	454,210	28,315,451
Stelco Holdings, Inc.	1,300,283	15,092,438
Teck Resources Ltd., Class B(a)	1,053,731	24,299,037
Vale SA — ADR(a)	1,965,169	26,411,871
Wheaton Precious Metals Corp.	541,963	13,104,665

		304,035,546

Oil, Gas & Consumable Fuels — 34.7%
Anadarko Petroleum Corp.(a)	57,725	4,073,076
BP PLC — ADR(a)	1,130,481	47,141,058
Cairn Energy PLC(c)	1,572,423	3,468,347
CNOOC Ltd.	5,976,000	10,193,635
Concho Resources, Inc.(a)	39,125	4,036,917
ConocoPhillips(a)	230,687	14,071,907
Eni SpA	926,525	15,405,627
EOG Resources, Inc.(a)	105,175	9,798,103
Exxon Mobil Corp.(a)(b)	412,118	31,580,602
Gazprom PJSC — ADR	1,289,025	9,459,715
Kosmos Energy Ltd.	733,897	4,601,534
Marathon Petroleum Corp.(a)	157,954	8,826,470
Pioneer Natural Resources Co.(a)	47,595	7,322,967
Royal Dutch Shell PLC — ADR, Class A(a)	740,830	48,205,808
Suncor Energy, Inc.	604,599	18,859,814
TOTAL SA	854,184	47,914,389
Valero Energy Corp.(a)	99,239	8,495,851
Williams Cos., Inc.(a)	226,650	6,355,266

		299,811,086

Security		Shares	Value

Paper & Forest Products — 0.0%
Precious Woods Holding AG(c)		20,000	$163,901
Quintis Ltd.(c)(d)(e)		7,757,917	54

			163,955

Pharmaceuticals — 0.9%
Curaleaf Holdings, Inc.(c)(d)		1,021,957	7,281,019

Specialty Retail — 1.8%
Tractor Supply Co.(a)		145,532	15,833,881

Total Common Stocks — 99.4% (Cost — $773,588,222)			857,861,713

		Par (000)

Corporate Bonds — 1.7%

Metals & Mining — 1.7%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22	CAD	5,652	4,449,912
Pilgangoora Operations Pty Ltd., 12.00%, 06/21/22	USD	9,000	9,991,926

Total Corporate Bonds — 1.7% (Cost — $13,511,494)			14,441,838

Total Long-Term Investments — 101.1% (Cost — $787,099,716)			872,303,551

		Shares

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(f)(h)		4,383,896	4,383,896
SL Liquidity Series, LLC, Money Market Series, 2.55%(f)(g)(h)		480,777	480,921

Total Short-Term Securities — 0.5% (Cost — $4,864,708)			4,864,817

Total Investments Before Options Written — 101.6% (Cost — $791,964,424)			877,168,368

Options Written — (1.6)% (Premiums Received — $6,921,230)			(13,801,645)

Total Investments, Net of Options Written — 100.0% (Cost — $785,043,194)			863,366,723

Liabilities in Excess of Other Assets — (0.0)%			(214,154)

Net Assets — 100.0%			$863,152,569

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of security was purchased with the cash collateral from loaned securities.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

(h)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	13,652,388	(9,268,492)	4,383,896	$4,383,896	$168,412		$—	$—
SL Liquidity Series, LLC, Money Market Series	276,499	204,278	480,777	480,921	24,699	(b)	—	138

				$4,864,817	$193,111		$—	$138

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Barrick Gold Corp.	1,153	07/05/19	USD	12.50	USD	1,818	$(377,608)
Exxon Mobil Corp.	232	07/05/19	USD	76.00	USD	1,778	(26,216)
FMC Corp.	323	07/08/19	USD	74.00	USD	2,679	(290,735)
BP PLC — ADR	624	07/12/19	USD	42.00	USD	2,602	(29,640)
BP PLC — ADR	758	07/12/19	USD	42.95	USD	3,161	(11,992)
ConocoPhillips	57	07/12/19	USD	61.00	USD	348	(6,954)
Exxon Mobil Corp.	107	07/12/19	USD	74.00	USD	820	(32,046)
Marathon Petroleum Corp.	49	07/12/19	USD	48.00	USD	274	(39,322)
Newmont Goldcorp Corp.	328	07/12/19	USD	35.00	USD	1,262	(115,128)
Newmont Goldcorp Corp.	346	07/12/19	USD	35.50	USD	1,331	(111,585)
Royal Dutch Shell PLC — ADR, Class A	1,064	07/12/19	USD	66.25	USD	6,923	(43,543)
Teck Resources Ltd., Class B	306	07/12/19	USD	22.00	USD	706	(39,015)
Tractor Supply Co.	314	07/12/19	USD	111.00	USD	3,416	(29,830)
Vale SA — ADR	1,054	07/12/19	USD	13.50	USD	1,417	(35,309)
Valero Energy Corp.	132	07/12/19	USD	73.50	USD	1,130	(161,370)
Valero Energy Corp.	83	07/12/19	USD	80.00	USD	711	(49,593)
Williams Cos., Inc.	73	07/12/19	USD	28.09	USD	205	(2,827)
Albemarle Corp.	204	07/19/19	USD	75.00	USD	1,436	(8,160)
Anadarko Petroleum Corp.	77	07/19/19	USD	72.70	USD	543	(2,378)
BP PLC — ADR	878	07/19/19	USD	43.00	USD	3,661	(21,072)
Barrick Gold Corp.	1,127	07/19/19	USD	13.00	USD	1,777	(313,306)
Concho Resources, Inc.	78	07/19/19	USD	110.00	USD	805	(9,555)
ConocoPhillips	152	07/19/19	USD	65.00	USD	927	(3,648)
EOG Resources, Inc.	42	07/19/19	USD	90.00	USD	391	(20,160)
Exxon Mobil Corp.	232	07/19/19	USD	77.50	USD	1,778	(20,300)
FMC Corp.	205	07/19/19	USD	82.50	USD	1,700	(40,488)
First Quantum Minerals Ltd.	740	07/19/19	CAD	14.00	CAD	921	(3,673)
Franco-Nevada Corp.	169	07/19/19	CAD	115.00	CAD	1,878	(11,292)
Ingredion, Inc.	140	07/19/19	USD	85.00	USD	1,155	(9,450)
Marathon Petroleum Corp.	86	07/19/19	USD	57.50	USD	481	(9,718)
Newmont Goldcorp Corp.	282	07/19/19	USD	32.00	USD	1,085	(190,350)
Newmont Goldcorp Corp.	356	07/19/19	USD	33.00	USD	1,370	(201,140)
Nutrien Ltd.	268	07/19/19	CAD	72.00	CAD	1,877	(6,446)
Packaging Corp. of America	345	07/19/19	USD	100.00	USD	3,289	(24,150)
Pioneer Natural Resources Co.	64	07/19/19	USD	155.00	USD	985	(31,360)
Rio Tinto PLC — ADR	292	07/19/19	USD	62.50	USD	1,820	(37,960)
Rio Tinto PLC — ADR	292	07/19/19	USD	65.00	USD	1,820	(10,950)
Royal Dutch Shell PLC — ADR, Class A	511	07/19/19	USD	65.00	USD	3,325	(54,933)
Stelco Holdings, Inc.	250	07/19/19	CAD	14.87	CAD	380	(11,454)
Stelco Holdings, Inc.	500	07/19/19	CAD	16.87	CAD	760	(5,727)

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Stelco Holdings, Inc.	100	07/19/19	CAD	15.87	CAD	152	$(1,222)
Suncor Energy, Inc.	523	07/19/19	CAD	42.00	CAD	2,136	(9,984)
Teck Resources Ltd., Class B	1,292	07/19/19	USD	23.00	USD	2,979	(104,006)
Tyson Foods, Inc., Class A	270	07/19/19	USD	80.00	USD	2,180	(60,075)
Vale SA — ADR	2,042	07/19/19	USD	13.00	USD	2,744	(146,003)
Vale SA — ADR	612	07/19/19	USD	14.00	USD	823	(12,852)
Valero Energy Corp.	19	07/19/19	USD	80.00	USD	163	(11,922)
Williams Cos., Inc.	169	07/19/19	USD	29.00	USD	474	(2,788)
Anadarko Petroleum Corp.	76	07/26/19	USD	71.00	USD	536	(8,398)
BP PLC — ADR	688	07/26/19	USD	42.00	USD	2,869	(49,192)
Barrick Gold Corp.	2,460	07/26/19	USD	14.00	USD	3,879	(463,710)
ConocoPhillips	146	07/26/19	USD	60.00	USD	891	(32,485)
Deere & Co.	59	07/26/19	USD	157.50	USD	978	(60,180)
EOG Resources, Inc.	42	07/26/19	USD	90.00	USD	391	(21,630)
Exxon Mobil Corp.	223	07/26/19	USD	75.50	USD	1,709	(67,012)
Marathon Petroleum Corp.	122	07/26/19	USD	50.50	USD	682	(67,100)
Pioneer Natural Resources Co.	86	07/26/19	USD	160.00	USD	1,323	(31,820)
Royal Dutch Shell PLC — ADR, Class A	283	07/26/19	USD	64.50	USD	1,841	(45,988)
Teck Resources Ltd., Class B	500	07/26/19	USD	22.50	USD	1,153	(64,750)
Teck Resources Ltd., Class B	807	07/26/19	USD	23.00	USD	1,861	(83,928)
Tyson Foods, Inc., Class A	353	07/26/19	USD	81.50	USD	2,850	(62,658)
Vale SA — ADR	613	07/26/19	USD	14.00	USD	824	(17,164)
Vale SA — ADR	1,195	07/26/19	USD	13.00	USD	1,606	(95,003)
Valero Energy Corp.	84	07/26/19	USD	77.00	USD	719	(77,490)
Williams Cos., Inc.	42	07/26/19	USD	28.50	USD	118	(1,785)
Williams Cos., Inc.	157	07/26/19	USD	27.06	USD	440	(21,263)
FMC Corp.	310	07/29/19	USD	75.00	USD	2,571	(524,684)
Trimble, Inc.	128	07/31/19	USD	43.00	USD	577	(37,393)
Anadarko Petroleum Corp.	77	08/02/19	USD	71.00	USD	543	(10,279)
Barrick Gold Corp.	930	08/02/19	USD	15.00	USD	1,467	(132,060)
ConocoPhillips	70	08/02/19	USD	63.00	USD	427	(7,665)
Deere & Co.	68	08/02/19	USD	172.50	USD	1,127	(15,640)
EOG Resources, Inc.	248	08/02/19	USD	95.00	USD	2,310	(73,656)
Exxon Mobil Corp.	224	08/02/19	USD	78.00	USD	1,717	(26,768)
Marathon Petroleum Corp.	191	08/02/19	USD	52.00	USD	1,067	(99,320)
Pioneer Natural Resources Co.	40	08/02/19	USD	147.00	USD	615	(45,000)
Royal Dutch Shell PLC — ADR, Class A	163	08/02/19	USD	66.00	USD	1,061	(16,707)
Teck Resources Ltd., Class B	653	08/02/19	USD	24.50	USD	1,506	(35,262)
Vale SA — ADR	1,482	08/02/19	USD	14.00	USD	1,992	(51,870)
Valero Energy Corp.	20	08/02/19	USD	80.00	USD	171	(14,000)
Williams Cos., Inc.	169	08/02/19	USD	28.00	USD	474	(13,604)
Williams Cos., Inc.	85	08/02/19	USD	27.50	USD	238	(9,435)
BP PLC — ADR	758	08/09/19	USD	43.00	USD	3,161	(44,722)
ConocoPhillips	352	08/09/19	USD	61.82	USD	2,147	(59,655)
Exxon Mobil Corp.	268	08/09/19	USD	78.50	USD	2,054	(30,552)
Royal Dutch Shell PLC — ADR, Class A	511	08/09/19	USD	66.00	USD	3,325	(60,043)
Teck Resources Ltd., Class B	656	08/09/19	USD	24.00	USD	1,513	(52,152)
Tractor Supply Co.	268	08/09/19	USD	110.00	USD	2,916	(108,540)
Tyson Foods, Inc., Class A	270	08/09/19	USD	82.00	USD	2,180	(70,200)
Vale SA — ADR	446	08/09/19	USD	14.00	USD	599	(17,840)
BP PLC — ADR	815	08/16/19	USD	43.00	USD	3,399	(48,085)
Barrick Gold Corp.	1,657	08/16/19	USD	17.00	USD	2,613	(57,995)
Concho Resources, Inc.	78	08/16/19	USD	110.00	USD	805	(24,960)
ConocoPhillips	145	08/16/19	USD	62.50	USD	885	(23,055)
Deere & Co.	69	08/16/19	USD	150.00	USD	1,143	(124,200)
Deere & Co.	59	08/16/19	USD	160.00	USD	978	(61,213)
Deere & Co.	91	08/16/19	USD	170.00	USD	1,508	(45,045)
EOG Resources, Inc.	88	08/16/19	USD	97.50	USD	820	(22,528)
Exxon Mobil Corp.	362	08/16/19	USD	77.50	USD	2,774	(57,739)
FMC Corp.	240	08/16/19	USD	85.00	USD	1,991	(51,000)
First Quantum Minerals Ltd.	411	08/16/19	CAD	13.00	CAD	511	(16,477)
Ingredion, Inc.	213	08/16/19	USD	85.00	USD	1,757	(40,470)

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marathon Petroleum Corp.	183	08/16/19	USD	55.00	USD	1,023	$(63,593)
Nutrien Ltd.	536	08/16/19	CAD	74.00	CAD	3,755	(15,553)
Rio Tinto PLC — ADR	584	08/16/19	USD	62.50	USD	3,641	(113,880)
Royal Dutch Shell PLC — ADR, Class A	434	08/16/19	USD	65.00	USD	2,824	(72,695)
Suncor Energy, Inc.	645	08/16/19	CAD	44.00	CAD	2,635	(11,082)
Trimble, Inc.	345	08/16/19	USD	45.00	USD	1,556	(71,588)
Vale SA — ADR	416	08/16/19	USD	14.00	USD	559	(18,928)
Valero Energy Corp.	58	08/16/19	USD	85.00	USD	497	(22,040)
Williams Cos., Inc.	42	08/16/19	USD	29.00	USD	118	(2,037)
Williams Cos., Inc.	85	08/16/19	USD	28.00	USD	238	(8,117)
Albemarle Corp.	213	09/20/19	USD	75.00	USD	1,500	(50,055)
Williams Cos., Inc.	84	09/20/19	USD	29.00	USD	236	(6,048)

							$(6,656,221)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Stelco Holdings, Inc.	UBS AG	50,000	07/02/19	CAD	17.13	CAD	760	$(35)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	500,000	07/09/19	HKD	13.61	HKD	6,660	(10,146)
Eni SpA	Morgan Stanley & Co. International PLC	115,300	07/09/19	EUR	14.70	EUR	1,686	(18,941)
Fresnillo PLC	Morgan Stanley & Co. International PLC	147,700	07/09/19	GBP	7.67	GBP	1,288	(197,554)
Ingredion, Inc.	Barclays Bank PLC	17,000	07/09/19	USD	97.25	USD	1,402	—
Nutrien Ltd.	Goldman Sachs International	40,100	07/09/19	CAD	66.78	CAD	2,809	(103,207)
Rio Tinto PLC — ADR	Citibank N.A.	30,000	07/09/19	USD	61.45	USD	1,870	(44,767)
Stelco Holdings, Inc.	Morgan Stanley & Co. International PLC	53,000	07/09/19	CAD	17.52	CAD	806	(2,676)
Umicore SA	Goldman Sachs International	20,000	07/09/19	EUR	30.51	EUR	564	(5,243)
Albemarle Corp.	Credit Suisse International	13,800	07/10/19	USD	74.03	USD	972	(3,676)
Gazprom PJSC — ADR	Goldman Sachs International	522,000	07/10/19	USD	6.74	USD	3,831	(327,456)
Suncor Energy, Inc.	UBS AG	43,000	07/10/19	CAD	44.76	CAD	1,757	(44)
Trimble, Inc.	JPMorgan Chase Bank N.A.	22,800	07/10/19	USD	41.80	USD	1,029	(79,019)
First Quantum Minerals Ltd.	Goldman Sachs International	366,800	07/11/19	CAD	10.73	CAD	3,477	(487,104)
Stelco Holdings, Inc.	Credit Suisse International	40,000	07/11/19	CAD	16.70	CAD	608	(2,598)
Anglo American PLC	Goldman Sachs International	128,700	07/12/19	GBP	19.85	GBP	2,896	(435,529)
Graphic Packaging Holding Co.	Credit Suisse International	85,400	07/12/19	USD	13.41	USD	1,194	(61,345)
Nutrien Ltd.	Citibank N.A.	46,700	07/12/19	CAD	68.09	CAD	3,271	(81,065)
Stelco Holdings, Inc.	Credit Suisse International	25,000	07/12/19	CAD	15.87	CAD	380	(1,922)
TOTAL SA	Credit Suisse International	66,700	07/12/19	EUR	49.91	EUR	3,290	(33,077)
BHP Group PLC	Goldman Sachs International	26,000	07/16/19	GBP	18.43	GBP	524	(57,933)
BHP Group PLC	UBS AG	218,600	07/16/19	GBP	18.20	GBP	4,403	(546,241)
Glanbia PLC	UBS AG	77,400	07/16/19	EUR	16.18	EUR	1,107	(339)
Anglo American PLC	Goldman Sachs International	259,172	07/17/19	GBP	19.54	GBP	5,831	(981,771)
Oz Minerals Ltd.	UBS AG	63,700	07/17/19	AUD	9.46	AUD	642	(31,835)
TOTAL SA	Goldman Sachs International	72,000	07/17/19	EUR	47.56	EUR	3,552	(166,944)
Umicore SA	Credit Suisse International	44,000	07/17/19	EUR	27.32	EUR	1,242	(64,390)
Umicore SA	Goldman Sachs International	45,000	07/17/19	EUR	27.60	EUR	1,270	(57,565)
Graphic Packaging Holding Co.	Credit Suisse International	85,200	07/19/19	USD	13.61	USD	1,191	(56,212)
Trimble, Inc.	Citibank N.A.	34,500	07/19/19	USD	41.92	USD	1,556	(114,668)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	660,000	07/23/19	HKD	13.64	HKD	8,791	(23,588)
Fresnillo PLC	Goldman Sachs International	139,600	07/23/19	GBP	7.52	GBP	1,217	(213,502)
TOTAL SA	Deutsche Bank AG	27,400	07/23/19	EUR	47.57	EUR	1,352	(64,717)
Umicore SA	Credit Suisse International	33,700	07/23/19	EUR	28.34	EUR	951	(33,136)
Eni SpA	UBS AG	140,000	07/24/19	EUR	14.13	EUR	2,047	(96,261)
Glanbia PLC	Goldman Sachs International	77,400	07/24/19	EUR	15.65	EUR	1,107	(2,069)
Nestle SA, Registered Shares	Goldman Sachs International	32,600	07/24/19	CHF	102.13	CHF	3,295	(29,671)
Nutrien Ltd.	Credit Suisse International	53,500	07/24/19	CAD	72.02	CAD	3,748	(16,148)
Nutrien Ltd.	Goldman Sachs International	41,100	07/24/19	CAD	69.75	CAD	2,879	(43,883)
Oz Minerals Ltd.	JPMorgan Chase Bank N.A.	109,400	07/24/19	AUD	9.50	AUD	1,103	(55,458)
First Quantum Minerals Ltd.	Goldman Sachs International	114,000	07/25/19	CAD	10.41	CAD	1,081	(183,333)
Stelco Holdings, Inc.	Credit Suisse International	27,000	07/25/19	CAD	15.29	CAD	410	(8,665)

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Trimble, Inc.	UBS AG	38,800	07/25/19	USD	42.24	USD	1,750	$(133,606)
FMC Corp.	Citibank N.A.	24,000	07/26/19	USD	84.47	USD	1,991	(38,299)
Fresnillo PLC	Morgan Stanley & Co. International PLC	91,300	07/26/19	GBP	8.11	GBP	796	(80,872)
Graphic Packaging Holding Co.	Credit Suisse International	78,600	07/26/19	USD	14.41	USD	1,099	(25,907)
Packaging Corp. of America	Credit Suisse International	40,300	07/26/19	USD	97.19	USD	3,841	(95,897)
Rio Tinto PLC — ADR	Barclays Bank PLC	34,800	07/26/19	USD	61.97	USD	2,169	(62,706)
Stelco Holdings, Inc.	Morgan Stanley & Co. International PLC	50,000	07/29/19	CAD	15.67	CAD	760	(11,339)
Anglo American PLC	UBS AG	110,800	07/31/19	GBP	21.60	GBP	2,493	(180,673)
BHP Group PLC	JPMorgan Chase Bank N.A.	257,000	07/31/19	GBP	19.61	GBP	5,176	(296,262)
Eni SpA	UBS AG	115,400	07/31/19	EUR	14.20	EUR	1,687	(75,791)
Kerry Group PLC, Class A	Morgan Stanley & Co. International PLC	21,200	07/31/19	EUR	108.63	EUR	2,226	(23,860)
Oz Minerals Ltd.	Morgan Stanley & Co. International PLC	130,000	07/31/19	AUD	9.72	AUD	1,310	(53,998)
First Quantum Minerals Ltd.	Credit Suisse International	82,300	08/01/19	CAD	11.80	CAD	780	(62,637)
Glanbia PLC	UBS AG	60,000	08/02/19	EUR	15.10	EUR	858	(8,927)
Graphic Packaging Holding Co.	Credit Suisse International	78,600	08/02/19	USD	14.41	USD	1,099	(32,367)
Nutrien Ltd.	Credit Suisse International	53,300	08/02/19	CAD	70.41	CAD	3,734	(64,877)
Stelco Holdings, Inc.	Morgan Stanley & Co. International PLC	35,000	08/02/19	CAD	15.48	CAD	532	(10,770)
TOTAL SA	Morgan Stanley & Co. International PLC	70,200	08/02/19	EUR	48.32	EUR	3,463	(135,627)
Fresnillo PLC	Goldman Sachs International	71,100	08/06/19	GBP	8.52	GBP	620	(41,736)
Kerry Group PLC, Class A	UBS AG	21,700	08/06/19	EUR	107.59	EUR	2,279	(39,309)
Stelco Holdings, Inc.	Citibank N.A.	30,000	08/06/19	CAD	15.73	CAD	456	(7,607)
Suncor Energy, Inc.	Royal Bank of Canada	39,000	08/06/19	CAD	41.62	CAD	1,593	(17,671)
TOTAL SA	Morgan Stanley & Co. International PLC	60,500	08/06/19	EUR	48.80	EUR	2,984	(98,013)
Anglo American PLC	Goldman Sachs International	91,700	08/07/19	GBP	22.39	GBP	2,063	(101,906)
BHP Group PLC	UBS AG	208,200	08/07/19	GBP	20.47	GBP	4,193	(126,039)
CNOOC Ltd.	JPMorgan Chase Bank N.A.	1,230,000	08/07/19	HKD	12.42	HKD	16,384	(170,442)
JBS SA	Goldman Sachs International	377,000	08/07/19	USD	21.76	USD	8,000	(83,505)
Oz Minerals Ltd.	JPMorgan Chase Bank N.A.	130,000	08/08/19	AUD	10.23	AUD	1,310	(32,603)
First Quantum Minerals Ltd.	Citibank N.A.	41,500	08/09/19	CAD	12.80	CAD	393	(17,419)
Glanbia PLC	Morgan Stanley & Co. International PLC	40,000	08/14/19	EUR	14.88	EUR	572	(11,109)
Glanbia PLC	UBS AG	53,100	08/14/19	EUR	15.26	EUR	759	(9,140)
Kerry Group PLC, Class A	Credit Suisse International	16,700	08/14/19	EUR	109.45	EUR	1,754	(21,124)
Oz Minerals Ltd.	Goldman Sachs International	140,800	08/14/19	AUD	10.24	AUD	1,419	(37,871)
TOTAL SA	Morgan Stanley & Co. International PLC	44,900	08/14/19	EUR	49.68	EUR	2,215	(56,148)
Franco-Nevada Corp.	Royal Bank of Canada	28,300	08/19/19	CAD	111.00	CAD	2,402	(81,039)
First Quantum Minerals Ltd.	Goldman Sachs International	63,000	08/23/19	CAD	12.40	CAD	597	(39,049)
Suncor Energy, Inc.	Credit Suisse International	43,000	08/28/19	CAD	43.01	CAD	1,757	(15,546)

								$(7,145,424)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$869,038	$(7,749,453)	$(13,801,645)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instrument
Options written
Options written at value	$—	$—	$13,801,645	$—	$—	$—	$13,801,645

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(10,135)	$—	$—	$—	$(10,135)
Options written	—	—	3,772,773	—	—	—	3,772,773

	$—	$—	$3,762,638	$—	$—	$—	$3,762,638

(a)	Options purchased are included in net realized gain (loss) from investments.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(a)	$—	$—	$(3,011)	$—	$—	$—	$(3,011)
Options written	—	—	(11,136,585)	—	—	—	(11,136,585)

	$—	$—	$(11,139,596)	$—	$—	$—	$(11,139,596)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$—	(a)
Average market value of option contracts written	$10,653,823

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$13,801,645
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,656,221)

Total derivative assets and liabilities subject to an MNA	$—	$7,145,424

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$62,706	$—	$(62,706)	$—	$—
Citibank N.A.	303,825	—	(303,825)	—	—
Credit Suisse International	599,524	—	(599,524)	—	—
Deutsche Bank AG	64,717	—	—	—	64,717
Goldman Sachs International	3,399,277	—	(3,399,277)	—	—
JPMorgan Chase Bank N.A.	667,518	—	(667,518)	—	—
Morgan Stanley & Co. International PLC	700,907	—	(700,907)	—	—
Royal Bank of Canada	98,710	—	—	—	98,710
UBS AG	1,248,240	—	(1,248,240)	—	—

	$7,145,424	$—	$(6,981,997)	$—	$163,427

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$76,435,803	$11,305,204	$—	$87,741,007
Containers & Packaging	29,286,028	—	—	29,286,028
Electronic Equipment, Instruments & Components	16,179,378	—	—	16,179,378
Food Products	62,220,396	20,970,199	—	83,190,595
Machinery	14,339,218	—	—	14,339,218
Metals & Mining	173,864,099	130,171,447	—	304,035,546
Oil, Gas & Consumable Fuels	213,369,373	86,441,713	—	299,811,086
Paper & Forest Products	—	163,901	54	163,955
Pharmaceuticals	7,281,019	—	—	7,281,019
Specialty Retail	15,833,881	—	—	15,833,881
Corporate Bonds	4,449,912	9,991,926	—	14,441,838
Short-Term Securities	4,383,896	—	—	4,383,896

Subtotal	$617,643,003	$259,044,390	$54	$876,687,447

Investments Valued at NAV(a)				480,921

Total Investments				$877,168,368

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(5,422,246)	$(8,379,399)	$—	$(13,801,645)

(a)	Certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written, which are shown at value.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or rend of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Total
Assets:
Opening Balance, as of December 31, 2018	$15,030,251	$1,578,600	$16,608,851
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(139,631)	90,000	(49,631)
Net change in unrealized appreciation (depreciation)(a)(b)	(2,482,916)	188,640	(2,294,276)
Purchases	—	—	—
Sales	(12,407,650)	(1,857,240)	(14,264,890)

Closing Balance, as of June 30, 2019	$54	$—	$54

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$170,138	$—	$170,138

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2019 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.5%

Capital Markets — 0.4%
Tradeweb Markets, Inc., Class A(a)	69,026	$3,024,029

Communications Equipment — 0.7%
Viavi Solutions, Inc.(a)(b)	363,309	4,828,377

Diversified Consumer Services — 1.2%
Arco Platform Ltd., Class A(b)	202,229	8,853,586

Diversified Financial Services — 0.3%
TransferWise, (Acquired 06/03/2019, cost $2,471,478)(c)	27,945	2,459,160

Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A(b)	83,772	6,284,575

Electrical Equipment — 1.0%
II-VI, Inc.(a)(b)	194,432	7,108,434

Electronic Equipment, Instruments & Components — 0.7%
Keysight Technologies, Inc.(a)(b)	53,110	4,769,809

Entertainment — 3.5%
Activision Blizzard, Inc.(a)	97,450	4,599,640
NetEase, Inc. — ADR(a)	15,434	3,947,554
Netflix, Inc.(a)(b)	32,783	12,041,851
Ubisoft Entertainment SA(b)	66,163	5,174,512

		25,763,557

Food Products — 0.2%
Beyond Meat, Inc.(a)(b)(e)	7,179	1,153,522

Health Care Technology — 1.0%
Ping An Healthcare and Technology Co. Ltd.(b)(e)(f)	732,278	3,056,994
Teladoc Health, Inc.(a)(b)	67,993	4,515,415

		7,572,409

Hotels, Restaurants & Leisure — 0.4%
Luckin Coffee, Inc., ADR(a)(b)(e)	169,294	3,299,540

Household Durables — 1.0%
Roku, Inc.(a)(b)	83,392	7,553,647

Interactive Media & Services — 11.0%
58.com, Inc. — ADR(a)(b)	51,292	3,188,824
Alphabet, Inc., Class A(a)(b)	20,952	22,686,826
Facebook, Inc., Class A(a)(b)	52,106	10,056,458
IAC/InterActiveCorp(a)(b)	29,699	6,460,423
Pinterest, Inc., Class A (a)(b)	123,147	3,352,061
Tencent Holdings Ltd.	578,400	26,166,462
Yandex NV, Class A(a)(b)	219,413	8,337,694

		80,248,748

Internet & Direct Marketing Retail — 11.6%
Alibaba Group Holding Ltd. — ADR(a)(b)	138,421	23,455,439
Amazon.com, Inc.(a)(b)	15,252	28,881,645
Delivery Hero SE(b)(f)	114,631	5,203,366
Ensogo Ltd.(b)(d)	173,282	1
Farfetch Ltd., Class A(a)(b)	185,247	3,853,138
Jasper Infotech Private Ltd., Series I, (Acquired 08/08/15, cost $1,998,435)(c)(d)	1,054	337,111
Maoyan Entertainment(b)(f)	256,400	423,626
Meituan Dianping, Class B(b)	713,896	6,270,366
MercadoLibre, Inc.(a)(b)	15,116	9,247,515
Takeaway.com NV(b)(f)	58,023	5,428,538
Tongcheng-Elong Holdings Ltd.(b)	819,200	1,626,096

		84,726,841

IT Services — 22.8%
Adyen NV(b)(f)	7,253	5,594,858
Endava PLC, ADR(b)	78,413	3,155,339

Security	Shares	Value

IT Services (continued)
Fastly, Inc., Class A(a)(b)	76,525	$1,551,927
GMO Payment Gateway, Inc.	89,900	6,212,774
InterXion Holding NV(a)(b)	86,286	6,565,502
Mastercard, Inc., Class A(a)	86,085	22,772,065
MongoDB, Inc.(a)(b)	33,711	5,127,106
Network International Holdings PLC(b)(f)	393,297	2,961,841
Okta, Inc.(a)(b)	90,766	11,210,509
Pagseguro Digital Ltd., Class A(a)(b)	168,882	6,581,331
PayPal Holdings, Inc.(a)(b)	98,776	11,305,901
Shopify, Inc., Class A(a)(b)	27,736	8,324,960
Square, Inc., Class A(a)(b)	186,255	13,509,075
StoneCo Ltd.(a)(b)	221,250	6,544,575
Twilio, Inc., Class A(a)(b)	154,367	21,047,940
Visa, Inc., Class A(a)	119,672	20,769,076
Wirecard AG	34,574	5,836,657
Wix.com Ltd.(a)(b)	52,329	7,435,951

		166,507,387

Professional Services — 0.5%
HeadHunter Group PLC, ADR	207,567	3,372,964

Road & Rail — 0.5%
Uber Technologies, Inc., (Acquired 12/04/14, cost $3,000,048)(c)	90,044	4,024,272

Semiconductors & Semiconductor Equipment — 12.1%
Advanced Micro Devices, Inc.(a)(b)	280,253	8,511,284
Aixtron SE(b)	303,812	2,902,173
ASML Holding NV	41,177	8,568,515
Cree, Inc.(a)(b)	110,997	6,235,811
Inphi Corp.(a)(b)	89,760	4,496,976
Lam Research Corp.(a)	39,946	7,503,457
Marvell Technology Group Ltd.(a)	387,800	9,256,786
Micron Technology, Inc.(b)	119,800	4,623,082
Monolithic Power Systems, Inc.(a)	33,827	4,593,030
Silicon Laboratories, Inc.(a)(b)	34,612	3,578,881
Skyworks Solutions, Inc.(a)	52,143	4,029,090
SOITEC(b)	83,939	9,182,892
STMicroelectronics NV	246,119	4,365,183
Taiwan Semiconductor Manufacturing Co. Ltd.	835,000	6,386,395
Xilinx, Inc.(a)	33,500	3,950,320

		88,183,875

Software — 26.2%
Adobe, Inc.(a)(b)	56,276	16,581,723
Altair Engineering, Inc., Class A(b)	128,852	5,204,332
Altium Ltd.	207,900	5,018,547
Aspen Technology, Inc.(a)(b)	35,600	4,424,368
Atlassian Corp. PLC, Class A(a)(b)	53,900	7,052,276
Autodesk, Inc.(a)(b)	61,215	9,971,924
Avalara, Inc.(a)(b)	103,439	7,468,296
Coupa Software, Inc.(a)(b)	57,190	7,240,826
Crowdstrike Holdings, Inc.(a)(b)	48,112	3,285,568
Elastic NV(a)(b)	44,805	3,345,141
Kingdee International Software Group Co. Ltd.	5,082,000	5,505,252
Linx SA, ADR(b)	415,500	3,789,360
Microsoft Corp.(a)	274,296	36,744,692
Pagerduty, Inc.(a)(b)	23,573	1,109,110
Pluralsight, Inc., Class A(a)(b)	168,393	5,105,676
RingCentral, Inc., Class A(a)(b)	35,077	4,031,049
salesforce.com, Inc.(a)(b)	115,718	17,557,892
ServiceNow, Inc.(a)(b)	37,447	10,281,823
Slack Technologies, Inc., Class A(b)	113,700	4,263,750
Smartsheet, Inc., Class A(a)(b)	61,397	2,971,615
SVMK, Inc.(a)(b)	219,372	3,621,832
Xero Ltd.(b)	120,100	5,070,222
Zendesk, Inc.(a)(b)	91,651	8,159,689

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zoom Video Communications, Inc.(a)(b)	44,339	$3,936,860
Zscaler, Inc.(a)(b)	75,457	5,783,024
Zuora, Inc., Class A(b)	219,706	3,365,896

		190,890,743

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.(a)	91,186	18,047,533

Total Common Stocks — 98.5% (Cost — $356,399,390)		718,673,008

Preferred Securities — 2.3%

Preferred Stocks — 2.3%

Diversified Financial Services — 0.3%
TransferWise (Seed Preferred), (Acquired 06/03/2019, cost $849,295), 0.00%(c)	9,603	845,064
TransferWise, Series A, (Acquired 06/03/2019, cost $1,004,242), 0.00%(c)	11,355	999,240
TransferWise, Series B, (Acquired 06/03/2019, cost $288,408), 0.00%(c)	3,261	286,968
TransferWise, Series C, (Acquired 06/03/2019, cost $161,315), 0.00%(c)	1,824	160,512
TransferWise, Series D, (Acquired 06/03/2019, cost $44,579), 0.00%(c)	504	44,352
TransferWise, Series E, (Acquired 06/03/2019, cost $4,688), 0.00%(c)	53	4,664

		2,340,800

Interactive Media & Services — 1.6%
Ant International, (Acquired 05/18/18, $6,492,863), 0.00%(c)(d)	1,157	6,492,862
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, cost $3,016,964), 0.00%(c)(d)	110	4,757,630

		11,250,492

Internet & Direct Marketing Retail — 0.4%
Postmates, Inc., (Acquired 01/08/19, Cost $3,130,001), 0.00%(c)(d)	392,275	3,212,732

Total Preferred Stocks — 2.3% (Cost — $14,992,355)		16,804,024

Total Long-Term Investments — 100.8% (Cost — $371,391,745)		735,477,032

Security	Shares	Value

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(h)(i)	997,214	$997,214
SL Liquidity Series, LLC, Money Market Series, 2.56%(g)(h)(i)	2,292,273	2,292,961

Total Short-Term Securities — 0.4% (Cost — $3,289,742)		3,290,175

Total Investments Before Options Written — 101.2% (Cost — $374,681,487)		738,767,207

Options Written — (1.2)% (Premiums Received — $8,116,613)		(8,802,787)

Total Investments, Net of Options Written — 100.0% (Cost — $366,564,874)		729,964,420

Liabilities in Excess of Other Assets — (0.0)%		(294,243)

Net Assets — 100.0%		$729,670,177

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $23,624,567, representing 3.2% of its net assets as of period end, and an original cost of $22,462,316.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Security, or a portion of the security, is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(h)	Annualized 7-day yield as of period end.

(i)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,738,937	(3,741,723)	997,214	$997,214	$25,464		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,710,252	582,021	2,292,273	2,292,961	210,322	(b)	278	600

				$3,290,175	$235,786		$278	$600

(a)	Includes net capital gain distributions, if applicable.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Microsoft Corp.	76	07/05/19	USD	132.00	USD	1,018	$(20,520)
Avalara, Inc.	165	07/09/19	USD	76.80	USD	1,191	(17,917)
Advanced Micro Devices, Inc.	309	07/12/19	USD	32.00	USD	938	(16,068)
Alibaba Group Holding Ltd. — ADR	151	07/12/19	USD	160.00	USD	2,559	(163,458)
Amazon.com, Inc.	17	07/12/19	USD	1,905.00	USD	3,219	(45,603)
Apple, Inc.	112	07/12/19	USD	190.00	USD	2,217	(108,640)
Atlassian Corp. PLC, Class A	92	07/12/19	USD	135.00	USD	1,204	(25,300)
Autodesk, Inc.	60	07/12/19	USD	170.00	USD	977	(6,060)
Lam Research Corp.	60	07/12/19	USD	200.00	USD	1,127	(10,890)
Marvell Technology Group Ltd.	211	07/12/19	USD	23.50	USD	504	(16,141)
Marvell Technology Group Ltd.	103	07/12/19	USD	25.00	USD	246	(1,751)
Mastercard, Inc., Class A	61	07/12/19	USD	270.00	USD	1,614	(10,736)
Microsoft Corp.	158	07/12/19	USD	128.00	USD	2,117	(101,515)
Netflix, Inc.	18	07/12/19	USD	365.00	USD	661	(18,180)
Netflix, Inc.	12	07/12/19	USD	370.00	USD	441	(8,820)
PayPal Holdings, Inc.	95	07/12/19	USD	113.00	USD	1,087	(29,165)
ServiceNow, Inc.	33	07/12/19	USD	275.00	USD	906	(24,090)
ServiceNow, Inc.	29	07/12/19	USD	285.00	USD	796	(8,990)
Shopify, Inc.	35	07/12/19	USD	310.00	USD	1,051	(21,700)
Xilinx, Inc.	58	07/12/19	USD	116.00	USD	684	(31,900)
Yandex NV, Class A	215	07/12/19	USD	38.00	USD	817	(20,425)
Zscaler, Inc.	38	07/12/19	USD	72.00	USD	291	(23,560)
salesforce.com, Inc.	48	07/12/19	USD	165.00	USD	728	(720)
Microsoft Corp.	75	07/16/19	USD	129.50	USD	1,005	(42,695)
58.com, Inc. — ADR	87	07/19/19	USD	70.00	USD	541	(1,957)
Adobe, Inc.	38	07/19/19	USD	285.00	USD	1,120	(49,400)
Advanced Micro Devices, Inc.	154	07/19/19	USD	30.00	USD	468	(25,564)
Alibaba Group Holding Ltd. — ADR	60	07/19/19	USD	155.00	USD	1,017	(93,600)
Alphabet, Inc., Class A	12	07/19/19	USD	1,195.00	USD	1,299	(780)
Alphabet, Inc., Class A	6	07/19/19	USD	1,070.00	USD	650	(18,030)
Apple, Inc.	7	07/19/19	USD	195.00	USD	139	(4,777)
Aspen Technology, Inc.	120	07/19/19	USD	125.00	USD	1,491	(31,200)
Atlassian Corp. PLC, Class A	100	07/19/19	USD	130.00	USD	1,308	(53,500)
Atlassian Corp. PLC, Class A	13	07/19/19	USD	131.00	USD	170	(5,980)
Atlassian Corp. PLC, Class A	13	07/19/19	USD	135.00	USD	170	(3,737)
Avalara, Inc.	131	07/19/19	USD	75.00	USD	946	(23,580)
Coupa Software, Inc.	100	07/19/19	USD	135.00	USD	1,266	(27,250)
CrowdStrike Holdings, Inc.	120	07/19/19	USD	75.00	USD	819	(26,100)
Elastic NV	70	07/19/19	USD	90.00	USD	523	(875)
Facebook, Inc., Class A	20	07/19/19	USD	185.00	USD	386	(20,950)
Farfetch Ltd., Class A	648	07/19/19	USD	24.00	USD	1,348	(6,480)
Fastly Inc., Class A	100	07/19/19	USD	25.00	USD	203	(2,000)
IAC/InterActiveCorp	50	07/19/19	USD	250.00	USD	1,088	(1,750)
IAC/InterActiveCorp	53	07/19/19	USD	230.00	USD	1,153	(8,877)
II-VI, Inc.	140	07/19/19	USD	35.00	USD	512	(32,550)
Inphi Corp.	157	07/19/19	USD	45.00	USD	787	(83,995)
InterXion Holding NV	86	07/19/19	USD	75.00	USD	654	(18,060)
Keysight Technologies, Inc.	87	07/19/19	USD	80.00	USD	781	(85,695)
Marvell Technology Group Ltd.	58	07/19/19	USD	24.00	USD	138	(3,857)
Marvell Technology Group Ltd.	58	07/19/19	USD	25.00	USD	138	(1,769)
MercadoLibre, Inc.	21	07/19/19	USD	640.00	USD	1,285	(18,900)
Microsoft Corp.	131	07/19/19	USD	130.00	USD	1,755	(72,705)
Monolithic Power Systems, Inc.	118	07/19/19	USD	135.00	USD	1,602	(56,050)
NetEase, Inc. — ADR	15	07/19/19	USD	270.00	USD	384	(4,050)
Netflix, Inc.	28	07/19/19	USD	370.00	USD	1,028	(42,840)
Okta, Inc.	79	07/19/19	USD	125.00	USD	976	(33,970)
Pagerduty, Inc.	24	07/19/19	USD	60.00	USD	113	(360)
Pagerduty, Inc.	35	07/19/19	USD	55.00	USD	165	(1,925)
Pagseguro Digital Ltd., Class A	400	07/19/19	USD	32.32	USD	1,559	(272,715)
Pagseguro Digital Ltd., Class A	528	07/19/19	USD	37.50	USD	2,058	(126,720)

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Pluralsight, Inc., Class A	369	07/19/19	USD	40.00	USD	1,119	$(5,535)
Pluralsight, Inc., Class A	220	07/19/19	USD	35.00	USD	667	(3,300)
RingCentral, Inc., Class A	122	07/19/19	USD	125.00	USD	1,402	(8,845)
Roku, Inc.	201	07/19/19	USD	95.00	USD	1,821	(56,180)
SVMK, Inc.	163	07/19/19	USD	17.50	USD	269	(4,075)
ServiceNow, Inc.	33	07/19/19	USD	270.00	USD	906	(40,095)
ServiceNow, Inc.	30	07/19/19	USD	290.00	USD	824	(9,675)
Shopify, Inc.	20	07/19/19	USD	280.00	USD	600	(51,900)
Silicon Laboratories, Inc.	121	07/19/19	USD	100.00	USD	1,251	(62,920)
Slack Technologies, Inc., Class A	142	07/19/19	USD	40.00	USD	533	(14,910)
Smartsheet, Inc., Class A	107	07/19/19	USD	45.00	USD	518	(44,405)
Square, Inc., Class A	662	07/19/19	USD	70.00	USD	4,801	(263,145)
StoneCo Ltd.	136	07/19/19	USD	34.00	USD	402	(2,040)
StoneCo Ltd.	143	07/19/19	USD	31.00	USD	423	(9,652)
Teladoc Health, Inc.	118	07/19/19	USD	65.00	USD	784	(43,070)
Tradeweb Markets, Inc., Class A	121	07/19/19	USD	45.00	USD	530	(13,310)
Twilio, Inc., Class A	77	07/19/19	USD	155.00	USD	1,050	(5,659)
Twilio, Inc., Class A	86	07/19/19	USD	140.00	USD	1,173	(36,335)
Viavi Solutions, Inc.	260	07/19/19	USD	14.00	USD	346	(2,470)
Visa, Inc., Class A	107	07/19/19	USD	165.00	USD	1,857	(94,428)
Wix.com Ltd.	91	07/19/19	USD	140.00	USD	1,293	(51,415)
Wix.com Ltd.	92	07/19/19	USD	150.00	USD	1,307	(13,110)
Yandex NV, Class A	215	07/19/19	USD	38.00	USD	817	(26,338)
Zendesk, Inc.	203	07/19/19	USD	95.00	USD	1,807	(18,777)
Zendesk, Inc.	164	07/19/19	USD	100.00	USD	1,460	(4,510)
Zoom Video Communications, Inc.	155	07/19/19	USD	115.00	USD	1,376	(2,712)
Zoom Video Communications, Inc.	8	07/19/19	USD	95.50	USD	71	(1,660)
Zscaler, Inc.	130	07/19/19	USD	75.00	USD	996	(57,200)
salesforce.com, Inc.	68	07/19/19	USD	160.00	USD	1,032	(6,324)
Activision Blizzard, Inc.	165	07/26/19	USD	48.00	USD	779	(22,028)
Adobe, Inc.	50	07/26/19	USD	285.00	USD	1,473	(70,125)
Advanced Micro Devices, Inc.	177	07/26/19	USD	33.50	USD	538	(16,107)
Alibaba Group Holding Ltd. — ADR	62	07/26/19	USD	167.50	USD	1,051	(45,105)
Apple, Inc.	112	07/26/19	USD	202.50	USD	2,217	(43,680)
Atlassian Corp. PLC, Class A	17	07/26/19	USD	136.00	USD	222	(8,840)
Cree, Inc.	100	07/26/19	USD	59.50	USD	562	(11,000)
Facebook, Inc., Class A	78	07/26/19	USD	200.00	USD	1,505	(33,150)
Luckin Coffee, Inc., ADR	296	07/26/19	USD	25.00	USD	577	(6,660)
Marvell Technology Group Ltd.	328	07/26/19	USD	25.00	USD	783	(13,284)
Microsoft Corp.	43	07/26/19	USD	140.00	USD	576	(5,762)
MongoDB, Inc.	93	07/26/19	USD	192.50	USD	1,414	(5,115)
NetEase, Inc. — ADR	14	07/26/19	USD	275.00	USD	358	(3,535)
Okta, Inc.	79	07/26/19	USD	126.00	USD	976	(37,525)
PayPal Holdings, Inc.	95	07/26/19	USD	120.00	USD	1,087	(18,335)
Pinterest, Inc., Class A	140	07/26/19	USD	29.00	USD	381	(10,500)
Shopify, Inc., Class A	35	07/26/19	USD	312.50	USD	1,051	(36,225)
Skyworks Solutions, Inc.	100	07/26/19	USD	75.00	USD	773	(40,500)
Square, Inc., Class A	288	07/26/19	USD	78.50	USD	2,089	(24,912)
Teladoc Health, Inc.	118	07/26/19	USD	64.77	USD	784	(49,845)
Twilio, Inc., Class A	77	07/26/19	USD	150.00	USD	1,050	(15,631)
Visa, Inc., Class A	84	07/26/19	USD	170.00	USD	1,458	(47,040)
Zoom Video Communications, Inc.	8	07/26/19	USD	97.50	USD	71	(1,980)
Zoom Video Communications, Inc.	17	07/26/19	USD	100.00	USD	151	(3,102)
salesforce.com, Inc.	87	07/26/19	USD	160.00	USD	1,320	(12,354)
58.com, Inc. — ADR	92	08/02/19	USD	64.50	USD	572	(17,018)
Adobe, Inc.	73	08/02/19	USD	307.50	USD	2,151	(25,915)
Advanced Micro Devices, Inc.	185	08/02/19	USD	36.00	USD	562	(12,117)
Alibaba Group Holding Ltd. — ADR	80	08/02/19	USD	172.50	USD	1,356	(44,400)
Alphabet, Inc., Class A	9	08/02/19	USD	1,145.00	USD	975	(12,150)
Amazon.com, Inc.	23	08/02/19	USD	1,920.00	USD	4,355	(131,503)
Atlassian Corp. PLC, Class A	17	08/02/19	USD	139.00	USD	222	(8,500)
Autodesk, Inc.	92	08/02/19	USD	167.50	USD	1,499	(33,120)

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Cree, Inc.	124	08/02/19	USD	63.00	USD	697	$(7,688)
Facebook, Inc., Class A	84	08/02/19	USD	192.50	USD	1,621	(78,750)
Luckin Coffee, Inc., ADR	296	08/02/19	USD	25.00	USD	577	(9,620)
Marvell Technology Group Ltd.	103	08/02/19	USD	26.00	USD	246	(3,708)
Marvell Technology Group Ltd.	168	08/02/19	USD	25.00	USD	401	(8,316)
Mastercard, Inc., Class A	163	08/02/19	USD	262.50	USD	4,312	(162,593)
Microsoft Corp.	25	08/02/19	USD	137.00	USD	335	(6,575)
MongoDB, Inc.	93	08/02/19	USD	192.50	USD	1,414	(7,672)
NetEase, Inc. — ADR	25	08/02/19	USD	280.00	USD	639	(5,812)
Netflix, Inc.	20	08/02/19	USD	397.50	USD	735	(15,100)
Okta, Inc.	79	08/02/19	USD	128.00	USD	976	(36,735)
Pinterest, Inc., Class A	140	08/02/19	USD	29.00	USD	381	(12,950)
Roku, Inc.	116	08/02/19	USD	105.00	USD	1,051	(24,766)
ServiceNow, Inc.	33	08/02/19	USD	280.00	USD	906	(42,405)
ServiceNow, Inc.	29	08/02/19	USD	295.00	USD	796	(19,575)
Square, Inc., Class A	113	08/02/19	USD	72.50	USD	820	(44,635)
Twilio, Inc., Class A	176	08/02/19	USD	145.00	USD	2,400	(82,280)
Twilio, Inc., Class A	160	08/02/19	USD	141.00	USD	2,182	(95,600)
Visa, Inc.	163	08/02/19	USD	175.00	USD	2,829	(57,865)
Visa, Inc., Class A	64	08/02/19	USD	177.50	USD	1,111	(16,384)
Yandex NV, Class A	188	08/02/19	USD	40.00	USD	714	(22,560)
Zoom Video Communications, Inc.	8	08/02/19	USD	99.00	USD	71	(2,280)
Zoom Video Communications, Inc.	17	08/02/19	USD	100.00	USD	151	(4,165)
Zscaler, Inc.	210	08/02/19	USD	81.50	USD	1,609	(55,125)
salesforce.com, Inc.	87	08/02/19	USD	160.00	USD	1,320	(16,486)
Adobe, Inc.	35	08/09/19	USD	302.50	USD	1,031	(21,875)
Alibaba Group Holding Ltd. — ADR	131	08/09/19	USD	175.00	USD	2,220	(68,448)
Alphabet, Inc., Class A	1	08/09/19	USD	1,115.00	USD	108	(2,510)
Apple, Inc.	79	08/09/19	USD	205.00	USD	1,564	(41,870)
Cree, Inc.	164	08/09/19	USD	60.00	USD	921	(24,682)
Lam Research Corp.	79	08/09/19	USD	192.50	USD	1,484	(65,965)
Mastercard, Inc., Class A	77	08/09/19	USD	267.50	USD	2,037	(60,445)
Microsoft Corp.	25	08/09/19	USD	137.00	USD	335	(7,525)
PayPal Holdings, Inc.	155	08/09/19	USD	118.00	USD	1,774	(47,895)
Roku, Inc.	100	08/09/19	USD	95.00	USD	906	(72,500)
Shopify, Inc., Class A	48	08/09/19	USD	302.50	USD	1,441	(97,680)
Xilinx, Inc.	59	08/09/19	USD	119.00	USD	696	(44,398)
Activision Blizzard, Inc.	165	08/16/19	USD	50.00	USD	779	(25,080)
Advanced Micro Devices, Inc.	155	08/16/19	USD	31.00	USD	471	(36,425)
Alphabet, Inc., Class A	13	08/16/19	USD	1,165.00	USD	1,408	(15,405)
Amazon.com, Inc.	13	08/16/19	USD	1,930.00	USD	2,462	(79,073)
Apple, Inc.	14	08/16/19	USD	205.00	USD	277	(7,140)
Atlassian Corp. PLC, Class A	17	08/16/19	USD	140.00	USD	222	(9,095)
Autodesk, Inc.	62	08/16/19	USD	170.00	USD	1,010	(24,025)
Avalara, Inc.	66	08/16/19	USD	80.00	USD	477	(19,140)
Coupa Software, Inc.	100	08/16/19	USD	140.00	USD	1,266	(38,000)
CrowdStrike Holdings, Inc.	120	08/16/19	USD	80.00	USD	819	(33,300)
Elastic NV	88	08/16/19	USD	85.00	USD	657	(10,780)
II-VI, Inc.	255	08/16/19	USD	40.00	USD	932	(31,238)
Keysight Technologies, Inc.	98	08/16/19	USD	90.00	USD	880	(40,670)
Marvell Technology Group Ltd.	328	08/16/19	USD	26.00	USD	783	(12,792)
MercadoLibre, Inc.	42	08/16/19	USD	690.00	USD	2,569	(61,950)
MercadoLibre, Inc.	20	08/16/19	USD	650.00	USD	1,224	(54,900)
Microsoft Corp.	427	08/16/19	USD	140.00	USD	5,720	(85,827)
Netflix, Inc.	36	08/16/19	USD	365.00	USD	1,322	(82,710)
Okta, Inc.	137	08/16/19	USD	125.00	USD	1,692	(101,380)
Okta, Inc.	79	08/16/19	USD	135.00	USD	976	(28,440)
Pagerduty, Inc.	24	08/16/19	USD	65.00	USD	113	(900)
Pagerduty, Inc.	34	08/16/19	USD	60.00	USD	160	(2,975)
Skyworks Solutions, Inc.	82	08/16/19	USD	82.50	USD	634	(17,630)
Slack Technologies, Inc., Class A	142	08/16/19	USD	45.00	USD	533	(13,135)
Smartsheet, Inc., Class A	107	08/16/19	USD	50.00	USD	518	(28,355)

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
StoneCo Ltd.	170	08/16/19	USD	31.00	USD	503	$(32,300)
Viavi Solutions, Inc.	611	08/16/19	USD	14.00	USD	812	(24,135)
Yandex NV, Class A	150	08/16/19	USD	40.00	USD	570	(21,375)
Zendesk, Inc.	46	08/16/19	USD	95.00	USD	410	(16,330)
Zendesk, Inc.	45	08/16/19	USD	100.00	USD	401	(9,562)
Zoom Video Communications, Inc.	8	08/16/19	USD	105.00	USD	71	(1,980)
Zscaler, Inc.	38	08/16/19	USD	80.00	USD	291	(15,580)
salesforce.com, Inc.	92	08/16/19	USD	160.00	USD	1,396	(24,702)

							$(6,260,217)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Elastic NV	Morgan Stanley & Co. International PLC	8,800	07/08/19	USD	89.93	USD	657	$(29)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	578,000	07/09/19	HKD	9.06	HKD	4,890	(11,332)
SVMK, Inc.	Citibank N.A.	21,100	07/09/19	USD	17.35	USD	348	(3,041)
StoneCo Ltd.	Barclays Bank PLC	32,500	07/09/19	USD	28.52	USD	961	(51,729)
Taiwan Semiconductor Manufacturing Co. Ltd.	JPMorgan Chase Bank N.A.	222,000	07/09/19	USD	236.72	USD	52,736	(40,573)
Takeaway.com NV	Goldman Sachs International	4,400	07/09/19	EUR	79.72	EUR	362	(16,891)
Takeaway.com NV	Goldman Sachs International	3,800	07/09/19	EUR	78.49	EUR	313	(18,822)
Meituan Dianping	Goldman Sachs International	115,900	07/10/19	HKD	62.45	HKD	7,952	(100,237)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	114,000	07/10/19	USD	234.62	USD	27,081	(26,001)
UbiSoft Entertainment SA	Goldman Sachs International	12,400	07/10/19	EUR	83.03	EUR	853	(29)
Zuora, Inc. Class A	Citibank N.A.	35,000	07/10/19	USD	24.06	USD	536	(40)
Endava PLC	Goldman Sachs International	10,000	07/11/19	USD	43.23	USD	402	(4,484)
SOITEC	UBS AG	17,000	07/11/19	EUR	78.14	EUR	1,636	(351,170)
Altair Engineering, Inc., Class A	Citibank N.A.	23,100	07/12/19	USD	39.52	USD	933	(37,257)
Bandwidth, Inc., Class A	Bank of America N.A.	12,500	07/15/19	USD	79.50	USD	938	(12,502)
Aixtron SE	Goldman Sachs International	32,800	07/17/19	EUR	9.18	EUR	276	(3,438)
Altium Ltd.	Morgan Stanley & Co. International PLC	47,000	07/17/19	AUD	32.86	AUD	1,616	(70,421)
Kingdee International Software Group Co. Ltd.	UBS AG	626,000	07/17/19	HKD	9.22	HKD	5,296	(16,258)
Takeaway.com NV	Goldman Sachs International	4,400	07/17/19	EUR	79.21	EUR	362	(21,031)
STMicroelectronics NV	UBS AG	22,600	07/18/19	EUR	15.22	EUR	353	(20,565)
Viavi Solutions, Inc.	JPMorgan Chase Bank N.A.	40,000	07/19/19	USD	13.35	USD	532	(13,278)
Aixtron SE	Goldman Sachs International	67,000	07/23/19	EUR	8.89	EUR	563	(13,400)
Kingdee International Software Group Co. Ltd.	UBS AG	575,000	07/23/19	HKD	8.91	HKD	4,865	(26,433)
Takeaway.com NV	Deutsche Bank AG	4,500	07/24/19	EUR	79.10	EUR	370	(24,588)
Wirecard AG	Goldman Sachs International	5,650	07/24/19	EUR	156.18	EUR	839	(27,338)
Inphi Corp.	Citibank N.A.	15,700	07/25/19	USD	53.35	USD	787	(14,694)
ASML Holding NV	UBS AG	5,700	07/26/19	EUR	174.13	EUR	1,043	(71,347)
Bandwidth, Inc., Class A	UBS AG	16,800	07/26/19	USD	81.43	USD	1,260	(19,264)
SOITEC	UBS AG	12,400	07/26/19	EUR	80.02	EUR	1,193	(230,164)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	99,800	07/26/19	HKD	335.31	HKD	35,269	(282,069)
Xero Ltd.	Goldman Sachs International	21,000	07/26/19	AUD	61.04	AUD	1,263	(25,750)
InterXion Holding N.V.	Credit Suisse International	21,600	07/29/19	USD	76.44	USD	1,644	(14,310)
Altium Ltd.	Goldman Sachs International	25,800	07/30/19	AUD	35.33	AUD	887	(21,638)
Meituan Dianping	Goldman Sachs International	134,000	07/30/19	HKD	66.23	HKD	9,194	(64,370)
Network International Holdings PLC	Citibank N.A.	137,600	07/30/19	GBP	6.04	GBP	816	(26,563)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	102,700	07/30/19	HKD	357.90	HKD	36,294	(117,796)
UbiSoft Entertainment SA	Goldman Sachs International	10,800	07/30/19	EUR	71.83	EUR	743	(23,210)
Adyen NV	Credit Suisse International	1,500	07/31/19	EUR	695.25	EUR	1,018	(35,525)
Adyen NV	UBS AG	2,500	07/31/19	EUR	753.61	EUR	1,696	(16,853)
Aixtron SE	Goldman Sachs International	6,500	07/31/19	EUR	8.73	EUR	55	(2,683)
Delivery Hero AG	JPMorgan Chase Bank N.A.	26,600	07/31/19	EUR	39.63	EUR	1,062	(58,388)
GMO Payment Gateway, Inc.	Morgan Stanley & Co. International PLC	31,400	07/31/19	JPY	7,682.64	JPY	233,956	(84,414)
II-VI, Inc.	JPMorgan Chase Bank N.A.	30,000	07/31/19	USD	36.68	USD	1,097	(63,762)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	118,500	07/31/19	HKD	37.41	HKD	3,864	(7,247)
STMicroelectronics NV	Goldman Sachs International	63,500	07/31/19	EUR	15.14	EUR	991	(76,816)

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Tongcheng-Elong Holdings Ltd.	JPMorgan Chase Bank N.A.	100,000	07/31/19	HKD	16.60	HKD	1,551	$(7,688)
Wirecard AG	Goldman Sachs International	5,650	08/01/19	EUR	157.89	EUR	839	(30,109)
Takeaway.com NV	Credit Suisse International	3,800	08/06/19	EUR	80.63	EUR	313	(19,414)
Zuora, Inc. Class A	Citibank N.A.	50,000	08/06/19	USD	17.39	USD	766	(13,764)
Tongcheng-Elong Holdings Ltd.	JPMorgan Chase Bank N.A.	186,000	08/07/19	HKD	16.49	HKD	2,885	(17,641)
Delivery Hero AG	Goldman Sachs International	13,500	08/08/19	EUR	38.73	EUR	539	(40,923)
Endava PLC	Credit Suisse International	17,400	08/08/19	USD	39.59	USD	700	(50,569)
Xero Ltd.	UBS AG	21,000	08/08/19	AUD	62.62	AUD	1,263	(22,725)
ASML Holding NV	Morgan Stanley & Co. International PLC	8,700	08/09/19	EUR	185.37	EUR	1,592	(54,104)
Pinterest, Inc., Class A	Citibank N.A.	15,100	08/09/19	USD	29.31	USD	411	(20,119)
SVMK, Inc.	Citibank N.A.	36,000	08/09/19	USD	17.39	USD	594	(27,056)
Ping An Healthcare and Technology Co. Ltd.	JPMorgan Chase Bank N.A.	137,700	08/13/19	HKD	36.37	HKD	4,490	(16,822)
Altair Engineering, Inc., Class A	JPMorgan Chase Bank N.A.	22,000	08/21/19	USD	40.35	USD	889	(53,886)

								$(2,542,570)

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$1,933,019	$(2,619,193)	$(8,802,787)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,802,787	$—	$—	$—	$8,802,787

For the period ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$—	$—	$(7,374)	$—	$—	$—	$(7,374)
Options written	—	—	(18,275,290)	—	—	—	(18,275,290)

	$—	$—	$(18,282,664)	$—	$—	$—	$(18,282,664)

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(3,913,722)	$—	$—	$—	$(3,913,722)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$9,829,946

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Options	$—	$8,802,787
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,260,217)

Total derivative assets and liabilities subject to an MNA	$—	$2,542,570

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$12,502	$—	$—	$—	$12,502
Barclays Bank PLC	51,729	—	—	(10,000)	41,729
Citibank N.A.	142,534	—	—	(142,534)	—
Credit Suisse International	119,818	—	—	(20,000)	99,818
Deutsche Bank AG	24,588	—	—	—	24,588
Goldman Sachs International	491,169	—	—	(170,000)	321,169
JPMorgan Chase Bank N.A.	690,482	—	—	(610,000)	80,482
Morgan Stanley & Co. International PLC	208,968	—	—	(208,968)	—
UBS AG	800,780	—	—	(570,000)	230,780

	$2,542,570	$—	$—	$(1,731,502)	$811,068

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Capital Markets	$3,024,029	$—	$—	$3,024,029
Communications Equipment	4,828,377	—	—	4,828,377
Diversified Consumer Services	8,853,586	—	—	8,853,586
Diversified Financial Services	—	2,459,160	—	2,459,160
Diversified Telecommunication Services	6,284,575	—	—	6,284,575
Electrical Equipment	7,108,434	—	—	7,108,434
Electronic Equipment, Instruments & Components	4,769,809	—	—	4,769,809
Entertainment	20,589,045	5,174,512	—	25,763,557
Food Products	1,153,522	—	—	1,153,522
Health Care Technology	4,515,415	3,056,994	—	7,572,409
Hotels, Restaurants & Leisure	3,299,540	—	—	3,299,540
Household Durables	7,553,647	—	—	7,553,647
Interactive Media & Services	54,082,286	30,190,734	—	84,273,020
Internet & Direct Marketing Retail	65,437,737	18,951,992	337,112	84,726,841
IT Services	148,863,098	17,644,289	—	166,507,387
Professional Services	3,372,964	—	—	3,372,964
Semiconductors & Semiconductor Equipment	56,778,717	31,405,158	—	88,183,875
Software	175,296,722	15,594,021	—	190,890,743
Technology Hardware, Storage & Peripherals	18,047,533	—	—	18,047,533
Preferred Stocks	—	2,340,800	14,463,224	16,804,024
Short-Term Securities	997,214	—	—	997,214

Subtotal	$594,856,250	$126,817,660	$14,800,336	$736,474,246

Investments Valued at NAV(a)				2,292,961

Total Investments				$738,767,207

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(5,792,542)	$(3,010,245)	$—	$(8,802,787)

(a)	Certain investments of the Trust were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written which are shown at value.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or rend of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2018	$211,760	$15,491,176	$15,702,936
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	125,352	(1,157,905)	(1,032,553)
Purchases	—	3,130,001	3,130,001
Sales	—	(3,000,048)	(3,000,048)

Closing Balance, as of June 30, 2019	$337,112	$14,463,224	$14,800,336

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019(b)	$125,352	$(108,674)	$16,678

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2019 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$337,111	Market	Revenue Multiple(a)	7.00x	—
Preferred Stocks(a)	14,463,224	Market	Revenue Multiple(a)	2.50x – 5.00x	3.51x
			Recent Transactions(a)	—	—

	$14,800,335

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) June 30, 2019	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 20.6%

Capital Markets — 0.1%
Tradeweb Markets, Inc., Class A	36,657	$1,605,943

Communications Equipment — 0.4%
Arista Networks, Inc.(a)	11,238	2,917,610
Viavi Solutions, Inc.(a)	185,829	2,469,667

		5,387,277

Diversified Consumer Services — 0.5%
Arco Platform Ltd., Class A(a)	71,735	3,140,558
New Oriental Education & Technology Group, Inc. — ADR(a)	33,627	3,247,696

		6,388,254

Diversified Telecommunication Services — 0.4%
Bandwidth, Inc., Class A(a)	42,451	3,184,674
China Tower Corp. Ltd., Class H(b)	9,794,000	2,572,611

		5,757,285

Electrical Equipment — 0.3%
II-VI, Inc.(a)	95,772	3,501,424

Electronic Equipment, Instruments & Components — 0.1%
Keysight Technologies, Inc.(a)	23,091	2,073,803

Entertainment — 0.7%
Activision Blizzard, Inc.	83,805	3,955,596
NetEase, Inc. — ADR	15,189	3,884,890
UbiSoft Entertainment SA(a)	33,354	2,608,568

		10,449,054

Health Care Technology — 0.4%
Ping An Healthcare and Technology Co. Ltd.(a)(b)	372,100	1,553,382
Teladoc Health, Inc.(a)	55,665	3,696,712

		5,250,094

Hotels, Restaurants & Leisure — 0.2%
Luckin Coffee, Inc., ADR(a)	170,244	3,318,056

Household Durables — 0.2%
Roku, Inc., Class A(a)	32,618	2,954,539

Interactive Media & Services — 1.3%
58.com, Inc. — ADR(a)	53,821	3,346,052
IAC InterActive Corp.(a)	25,989	5,653,387
NEXTDC Ltd.(a)	571,812	2,610,151
Pinterest, Inc., Class A(a)	65,806	1,791,239
Yandex NV, Class A(a)	130,822	4,971,236

		18,372,065

Internet & Direct Marketing Retail — 1.6%
Delivery Hero SE(a)(b)	85,612	3,886,127
Farfetch Ltd., Class A(a)	182,405	3,794,024
Meituan Dianping, Class B(a)	312,000	2,740,391
MercadoLibre, Inc.(a)	7,200	4,404,744
RealReal, Inc.(a)	193,229	5,584,318
Tongcheng-Elong Holdings Ltd.(a)	830,000	1,647,534

		22,057,138

IT Services — 3.9%
Adyen NV(a)(b)	1,768	1,363,809
Endava PLC, ADR(a)	25,011	1,006,443
EPAM Systems, Inc.(a)	21,643	3,746,403
GDS Holdings Ltd. — ADR(a)	117,696	4,421,839
Global Payments, Inc.	16,331	2,615,083
GMO Payment Gateway, Inc.	45,800	3,165,128
InterXion Holding NV(a)	51,561	3,923,277
MongoDB, Inc., Class A(a)	19,009	2,891,079
Network International Holdings PLC(a)(b)	170,443	1,283,572

Security	Shares	Value

IT Services (continued)
Okta, Inc., Class A(a)	35,559	$4,391,892
Pagseguro Digital Ltd., Class A(a)	104,438	4,069,949
Shopify, Inc., Class A(a)	9,087	2,727,463
Square, Inc., Class A(a)	61,592	4,467,268
Twilio, Inc., Class A(a)	47,851	6,524,484
Wirecard AG	22,814	3,851,376
Wix.com Ltd.(a)	35,647	5,065,439

		55,514,504

Multiline Retail — 0.3%
Magazine Luiza SA	71,864	3,951,074

Professional Services — 0.2%
CoStar Group, Inc.(a)	4,785	2,651,177

Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices, Inc.(a)	96,887	2,942,458
Aixtron SE(a)	160,446	1,532,665
Cree, Inc.(a)	54,612	3,068,102
Ichor Holdings Ltd.(a)	113,306	2,678,554
Inphi Corp.(a)	70,925	3,553,343
Marvell Technology Group Ltd.	147,021	3,509,391
Micron Technology, Inc.(a)	234,300	9,041,637
Monolithic Power Systems, Inc.	22,257	3,022,055
Silicon Laboratories, Inc.(a)	28,974	2,995,912
Skyworks Solutions, Inc.	33,101	2,557,714
SOITEC SA(a)	21,556	2,358,218
STMicroelectronics NV	164,050	2,909,602

		40,169,651

Software — 7.1%
Altair Engineering, Inc., Class A(a)	103,033	4,161,503
Alteryx, Inc., Class A(a)	33,057	3,607,180
Altium Ltd.	121,006	2,920,992
Anaplan, Inc.(a)	59,572	3,006,599
Aspen Technology, Inc.(a)	25,374	3,153,481
Atlassian Corp. PLC, Class A(a)	43,988	5,755,390
Avalara, Inc.(a)	56,412	4,072,946
Blue Prism Group PLC(a)	123,352	2,164,182
Coupa Software, Inc.(a)	21,467	2,717,937
Crowdstrike Holdings, Inc., Class A(a)	20,984	1,432,997
Elastic NV(a)	40,564	3,028,508
Five9, Inc.(a)	88,239	4,525,778
Kingdee International Software Group Co. Ltd.	2,836,000	3,072,195
Linx SA, ADR(a)	871,000	7,943,520
New Relic, Inc.(a)	40,476	3,501,579
Pagerduty, Inc.(a)	32,354	1,522,256
Pluralsight, Inc., Class A(a)	112,999	3,426,130
RingCentral, Inc., Class A(a)	34,857	4,005,766
Slack Technologies, Inc., Class A(a)	48,905	1,833,937
Smartsheet, Inc., Class A(a)	51,100	2,473,240
Splunk, Inc.(a)	41,661	5,238,871
SVMK, Inc.(a)	307,168	5,071,344
Synopsys, Inc.(a)	29,589	3,807,808
Trade Desk, Inc., Class A(a)	8,692	1,979,864
Weimob, Inc.(a)(b)	2,062,000	1,353,648
Xero Ltd.(a)	60,418	2,550,647
Zendesk, Inc.(a)	62,997	5,608,623
Zoom Video Communications, Inc., Class A(a)	27,833	2,471,292
Zscaler, Inc.(a)	46,622	3,573,110

		99,981,323

Total Long-Term Investments — 20.6% (Cost — $283,344,958)		289,382,661

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 91.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(c)(d)	1,280,123,797	$1,280,123,797

Total Short-Term Securities — 91.0% (Cost — $1,280,123,797)		1,280,123,797

Total Investments Before Options Written — 111.6% (Cost — $1,563,468,755)		1,569,506,458

Options Written — (0.1)% (Premiums Received — $2,242,071)		(1,913,753)

Total Investments, Net of Options Written — 111.5% (Cost — $1,561,226,684)		1,567,592,705

Liabilities in Excess of Other Assets — (11.5)%		(161,058,101)

Net Assets — 100.0%		$1,406,534,604

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.

(d)

During the period ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,280,123,797	1,280,123,797	$1,280,123,797	$246,927	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
Atlassian Corp. PLC, Class A	Citibank N.A.	11,100	07/19/19	USD	117.49	USD	1,452	$(14,672)
Costar Group, Inc.	Credit Suisse International	1,600	07/19/19	USD	508.76	USD	886	(1,011)
Costar Group, Inc.	Credit Suisse International	3,100	07/19/19	USD	481.99	USD	1,718	(92)
Monolithic Power Systems, Inc.	Citibank N.A.	5,600	07/19/19	USD	118.27	USD	760	(1,464)
Pluralsight, Inc., Class A	Citibank N.A.	28,600	07/22/19	USD	26.14	USD	867	(8,916)
Silicon Laboratories, Inc.	Citibank N.A.	7,300	07/22/19	USD	89.52	USD	755	(1,887)
Network International Holdings PLC	Citibank N.A.	121,000	07/25/19	GBP	5.46	GBP	718	(4,724)
SOITEC SA	Goldman Sachs International	9,100	07/25/19	EUR	91.42	EUR	876	(16,703)
Activision Blizzard, Inc.	Goldman Sachs International	21,200	07/26/19	USD	41.97	USD	1,001	(5,972)
Advanced Micro Devices, Inc.	Citibank N.A.	63,100	07/26/19	USD	26.92	USD	1,916	(43,989)
Advanced Micro Devices, Inc.	Citibank N.A.	31,500	07/26/19	USD	28.41	USD	957	(36,389)
Alteryx, Inc., Class A	Credit Suisse International	21,500	07/26/19	USD	95.19	USD	2,346	(42,214)
Alteryx, Inc., Class A	Credit Suisse International	10,800	07/26/19	USD	100.48	USD	1,178	(35,743)
Anaplan, Inc.	Goldman Sachs International	33,900	07/26/19	USD	44.48	USD	1,711	(22,424)
Arco Platform Ltd., Class A	Credit Suisse International	29,400	07/26/19	USD	43.23	USD	1,287	(81,545)
Arista Networks, Inc.	Citibank N.A.	2,800	07/26/19	USD	229.17	USD	727	(4,223)
Avalara, Inc.	Credit Suisse International	14,300	07/26/19	USD	61.91	USD	1,032	(15,894)
Coupa Software, Inc.	Citibank N.A.	7,000	07/26/19	USD	113.05	USD	886	(11,239)
Coupa Software, Inc.	Citibank N.A.	13,900	07/26/19	USD	107.10	USD	1,760	(11,633)
Cree, Inc.	Citibank N.A.	17,700	07/26/19	USD	54.35	USD	994	(28,047)
Cree, Inc.	Citibank N.A.	35,600	07/26/19	USD	51.49	USD	2,000	(31,326)
Crowdstrike Holdings, Inc., Class A	Goldman Sachs International	6,800	07/26/19	USD	59.46	USD	464	(11,505)
Crowdstrike Holdings, Inc., Class A	Goldman Sachs International	13,700	07/26/19	USD	56.28	USD	936	(14,846)

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Elastic NV	Goldman Sachs International	26,400	07/26/19	USD	65.34	USD	1,971	$(14,095)
Elastic NV	Goldman Sachs International	13,200	07/26/19	USD	68.97	USD	986	(16,137)
Farfetch Ltd., Class A	Credit Suisse International	46,200	07/26/19	USD	18.27	USD	961	(18,428)
Five9, Inc.	Goldman Sachs International	22,300	07/26/19	USD	44.43	USD	1,144	(13,331)
GDS Holdings Ltd. — ADR	Citibank N.A.	29,800	07/26/19	USD	31.26	USD	1,120	(10,453)
Global Payments, Inc.	Citibank N.A.	5,300	07/26/19	USD	151.76	USD	849	(7,256)
Keysight Technologies, Inc.	Citibank N.A.	13,100	07/26/19	USD	83.08	USD	1,177	(10,726)
MercadoLibre, Inc.	Citibank N.A.	1,400	07/26/19	USD	579.69	USD	856	(25,698)
MongoDB, Inc., Class A	Citibank N.A.	6,100	07/26/19	USD	146.68	USD	928	(38,989)
NetEase, Inc. — ADR	Citibank N.A.	3,900	07/26/19	USD	230.94	USD	998	(7,398)
Okta, Inc., Class A	Goldman Sachs International	11,600	07/26/19	USD	114.69	USD	1,433	(27,811)
Okta, Inc., Class A	Goldman Sachs International	23,100	07/26/19	USD	108.65	USD	2,853	(27,822)
Pagseguro Digital Ltd., Class A	Citibank N.A.	33,900	07/26/19	USD	35.99	USD	1,321	(27,427)
Pagseguro Digital Ltd., Class A	Citibank N.A.	68,000	07/26/19	USD	34.10	USD	2,650	(25,430)
Pinterest, Inc., Class A	Citibank N.A.	21,400	07/26/19	USD	24.91	USD	583	(11,699)
Pinterest, Inc., Class A	Citibank N.A.	42,900	07/26/19	USD	23.60	USD	1,168	(9,045)
RingCentral, Inc., Class A	Credit Suisse International	8,800	07/26/19	USD	99.80	USD	1,011	(7,000)
Roku, Inc., Class A	Goldman Sachs International	8,300	07/26/19	USD	83.02	USD	752	(19,792)
SVMK, Inc.	Citibank N.A.	77,700	07/26/19	USD	14.26	USD	1,283	(14,321)
Shopify, Inc., Class A	Credit Suisse International	3,000	07/26/19	USD	271.76	USD	900	(15,619)
Shopify, Inc., Class A	Credit Suisse International	5,900	07/26/19	USD	257.46	USD	1,771	(18,202)
Slack Technologies, Inc., Class A	Goldman Sachs International	31,800	07/26/19	USD	33.64	USD	1,193	(24,766)
Slack Technologies, Inc., Class A	Goldman Sachs International	15,900	07/26/19	USD	35.51	USD	596	(22,032)
Smartsheet, Inc., Class A	Goldman Sachs International	16,600	07/26/19	USD	45.28	USD	803	(21,465)
Smartsheet, Inc., Class A	Goldman Sachs International	33,300	07/26/19	USD	42.90	USD	1,612	(21,705)
Square, Inc., Class A	Citibank N.A.	40,100	07/26/19	USD	63.07	USD	2,908	(15,318)
Square, Inc., Class A	Citibank N.A.	20,000	07/26/19	USD	66.58	USD	1,451	(16,954)
Trade Desk, Inc., Class A	Credit Suisse International	4,900	07/26/19	USD	202.50	USD	1,116	(14,429)
Tradeweb Markets, Inc., Class A	Credit Suisse International	23,900	07/26/19	USD	37.45	USD	1,047	(9,331)
Tradeweb Markets, Inc., Class A	Credit Suisse International	11,900	07/26/19	USD	39.53	USD	521	(8,044)
Twilio, Inc., Class A	Citibank N.A.	31,100	07/26/19	USD	120.64	USD	4,240	(58,521)
Twilio, Inc., Class A	Citibank N.A.	15,600	07/26/19	USD	127.34	USD	2,127	(52,339)
Wix.com Ltd.	Goldman Sachs International	9,000	07/26/19	USD	126.17	USD	1,279	(16,078)
Zendesk, Inc.	Goldman Sachs International	15,900	07/26/19	USD	77.68	USD	1,416	(14,887)
Zoom Video Communications, Inc., Class A	Goldman Sachs International	9,100	07/26/19	USD	82.93	USD	808	(29,768)
Altium Ltd.	Citibank N.A.	39,600	07/29/19	AUD	30.50	AUD	1,361	(7,852)
China Tower Corp. Ltd., Class H	Morgan Stanley & Co. International PLC	3,200,000	07/29/19	HKD	1.86	HKD	6,560	(6,276)
GMO Payment Gateway, Inc.	Goldman Sachs International	19,200	07/29/19	JPY	6,740.26	JPY	143,056	(20,389)
GMO Payment Gateway, Inc.	Goldman Sachs International	38,500	07/29/19	JPY	6,385.51	JPY	286,857	(17,588)
IAC InterActive Corp.	Citibank N.A.	6,600	07/29/19	USD	198.55	USD	1,436	(16,350)
II-VI, Inc.	Citibank N.A.	24,240	07/29/19	USD	31.50	USD	886	(12,115)
Inphi Corp.	Goldman Sachs International	23,100	07/29/19	USD	46.82	USD	1,157	(32,941)
InterXion Holding NV	Credit Suisse International	13,050	07/29/19	USD	69.16	USD	993	(3,756)
Kingdee International Software Group Co. Ltd.	Goldman Sachs International	927,000	07/29/19	HKD	7.63	HKD	7,842	(26,951)
Meituan Dianping, Class B	BNP Paribas S.A.	102,000	07/29/19	HKD	59.92	HKD	6,998	(3,522)
NEXTDC Ltd.	Goldman Sachs International	186,900	07/29/19	AUD	5.76	AUD	1,215	(1,287)
New Relic, Inc.	Goldman Sachs International	10,200	07/29/19	USD	79.24	USD	882	(15,522)
Xero Ltd.	Goldman Sachs International	19,800	07/29/19	AUD	54.99	AUD	1,191	(6,637)
Adyen NV	Goldman Sachs International	1,300	07/30/19	EUR	628.30	EUR	882	(11,294)
Aixtron SE	Citibank N.A.	52,400	07/30/19	EUR	7.53	EUR	440	(10,580)
Delivery Hero SE	Goldman Sachs International	28,000	07/30/19	EUR	35.29	EUR	1,118	(11,352)
Network International Holdings PLC	Citibank N.A.	242,500	07/30/19	GBP	5.35	GBP	1,438	(7,243)
SOITEC SA	Goldman Sachs International	18,100	07/30/19	EUR	89.02	EUR	1,741	(26,730)
UbiSoft Entertainment SA	Citibank N.A.	10,900	07/30/19	EUR	62.94	EUR	750	(15,035)
Wirecard AG	Citibank N.A.	7,500	07/30/19	EUR	133.39	EUR	1,113	(29,106)
Linx SA, ADR	Credit Suisse International	96,800	08/02/19	USD	8.17	USD	883	(16,078)
Magazine Luiza SA	Goldman Sachs International	23,300	08/02/19	USD	198.15	USD	4,919	(27,865)
Marvell Technology Group Ltd.	Citibank N.A.	47,800	08/02/19	USD	22.65	USD	1,141	(23,339)
MercadoLibre, Inc.	Goldman Sachs International	2,700	08/02/19	USD	548.61	USD	1,652	(34,319)
MongoDB, Inc., Class A	Citibank N.A.	12,400	08/02/19	USD	138.96	USD	1,886	(58,412)
Zoom Video Communications, Inc., Class A	Goldman Sachs International	18,100	08/02/19	USD	78.56	USD	1,607	(44,034)
Zscaler, Inc.	Citibank N.A.	15,200	08/02/19	USD	70.95	USD	1,165	(48,293)

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Magazine Luiza SA	Credit Suisse International	46,800	08/07/19	USD	191.92	USD	9,880	$(39,710)
Aspen Technology, Inc.	Citibank N.A.	6,400	08/16/19	USD	108.45	USD	795	(7,984)
Bandwidth, Inc., Class A	Goldman Sachs International	10,700	08/16/19	USD	65.22	USD	803	(21,809)
Global Payments, Inc.	Citibank N.A.	10,700	08/16/19	USD	143.77	USD	1,713	(10,341)
Inphi Corp.	Citibank N.A.	46,140	08/16/19	USD	44.35	USD	2,312	(57,233)
Marvell Technology Group Ltd.	Citibank N.A.	95,800	08/16/19	USD	21.93	USD	2,287	(42,403)
Zscaler, Inc.	Citibank N.A.	30,300	08/16/19	USD	67.21	USD	2,322	(60,633)

								$(1,913,753)

Balances Reported in the Statements of Assets and Liabilities for Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$455,921	$(127,603)	$(1,913,753)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$1,913,753	$—	$—	$—	$1,913,753

For the period ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$328,318	$—	$—	$—	$328,318

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$1,913,753

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$1,913,753
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$1,913,753

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Science and Technology Trust II (BSTZ)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
BNP Paribas S.A.	$3,522	$—	$—	$—	$3,522
Citibank N.A.	937,002	—	—	—	937,002
Credit Suisse International	327,096	—	—	—	327,096
Goldman Sachs International	639,857	—	—	—	639,857
Morgan Stanley & Co. International PLC	6,276	—	—	—	6,276

	$1,913,753	$—	$—	$—	$1,913,753

(a)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Capital Markets	$1,605,943	$—	$—	$1,605,943
Communications Equipment	5,387,277	—	—	5,387,277
Diversified Consumer Services	6,388,254	—	—	6,388,254
Diversified Telecommunication Services	3,184,674	2,572,611	—	5,757,285
Electrical Equipment	3,501,424	—	—	3,501,424
Electronic Equipment, Instruments & Components	2,073,803	—	—	2,073,803
Entertainment	7,840,486	2,608,568	—	10,449,054
Health Care Technology	3,696,712	1,553,382	—	5,250,094
Hotels, Restaurants & Leisure	3,318,056	—	—	3,318,056
Household Durables	2,954,539	—	—	2,954,539
Interactive Media & Services	15,761,914	2,610,151	—	18,372,065
Internet & Direct Marketing Retail	13,783,086	8,274,052	—	22,057,138
IT Services	47,134,191	8,380,313	—	55,514,504
Multiline Retail	3,951,074	—	—	3,951,074
Professional Services	2,651,177	—	—	2,651,177
Semiconductors & Semiconductor Equipment	33,369,166	6,800,485	—	40,169,651
Software	91,437,489	8,543,834	—	99,981,323
Short-Term Securities	1,280,123,797	—	—	1,280,123,797

	$1,528,163,062	$41,343,396	$—	$1,569,506,458

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$—	$(1,913,753)	$—	$(1,913,753)

(a)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.2%

Building Products — 5.7%
Johnson Controls International PLC(a)	229,869	$9,495,888
Kingspan Group PLC	117,825	6,398,829
Sika AG, Registered Shares	25,300	4,322,319

		20,217,036

Chemicals — 6.6%
Air Liquide SA	46,504	6,504,440
Johnson Matthey PLC	131,925	5,577,465
Linde PLC	33,852	6,799,380
Umicore SA	145,650	4,674,145

		23,555,430

Construction & Engineering — 4.5%
Eiffage SA	49,850	4,926,647
Vinci SA	108,650	11,095,949

		16,022,596

Electric Utilities — 32.9%
American Electric Power Co., Inc.(a)	66,820	5,880,828
Duke Energy Corp.(a)	96,718	8,534,396
Edison International(a)	44,140	2,975,477
Enel SpA	2,791,617	19,473,617
Eversource Energy(a)	42,720	3,236,467
Exelon Corp.(a)(b)	198,958	9,538,047
FirstEnergy Corp.(a)	202,980	8,689,574
Fortis, Inc.	144,250	5,693,548
Iberdrola SA	1,261,489	12,559,608
NextEra Energy, Inc.(a)(b)	165,945	33,995,493
PPL Corp.(a)	97,710	3,029,987
Xcel Energy, Inc.(a)	71,200	4,235,688

		117,842,730

Electrical Equipment — 9.5%
ABB Ltd., Registered Shares	257,428	5,160,959
Eaton Corp. PLC(a)	45,900	3,822,552
Schneider Electric SE	121,732	11,014,662
Siemens Gamesa Renewable Energy SA	261,766	4,350,773
Vestas Wind Systems A/S	110,060	9,534,905

		33,883,851

Independent Power and Renewable Electricity Producers — 6.8%
China Longyuan Power Group Corp. Ltd., Class H	12,875,000	8,272,914
EDP Renovaveis SA	1,566,700	16,069,083

		24,341,997

Machinery — 1.6%
Kone OYJ, Class B	99,207	5,858,503

Multi-Utilities — 15.1%
CMS Energy Corp.(a)	127,700	7,395,107
Dominion Energy, Inc.(a)	101,448	7,843,959

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.(a)	25,270	$3,231,528
National Grid PLC	958,124	10,189,514
Public Service Enterprise Group, Inc.(a)	168,432	9,907,170
RWE AG	277,750	6,853,642
Sempra Energy(a)	37,050	5,092,152
WEC Energy Group, Inc.(a)	42,980	3,583,243

		54,096,315

Oil, Gas & Consumable Fuels — 12.3%
Enbridge, Inc.(a)	270,290	9,752,063
Enterprise Products Partners LP(a)	119,803	3,458,713
ONEOK, Inc.(a)	55,301	3,805,262
TC Energy Corp.	228,300	11,317,808
Williams Cos., Inc.(a)	553,655	15,524,486

		43,858,332

Semiconductors & Semiconductor Equipment — 3.2%
First Solar, Inc.(a)(c)	58,650	3,852,132
ON Semiconductor Corp.(a)(c)	195,100	3,942,971
Texas Instruments, Inc.(a)	32,920	3,777,899

		11,573,002

Total Long-Term Investments — 98.2% (Cost — $264,417,404)		351,249,792

Short-Term Securities — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(e)	7,945,090	7,945,090

Total Short-Term Securities — 2.2% (Cost — $7,945,090)		7,945,090

Total Investments Before Options Written — 100.4% (Cost — $272,362,494)		359,194,882

Options Written — (0.9)% (Premiums Received — $2,147,373)		(3,059,780)

Total Investments, Net of Options Written — 99.5% (Cost — $270,215,121)		356,135,102

Other Assets Less Liabilities — 0.5%		1,594,842

Net Assets — 100.0%		$357,729,944

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/18	Net Activity	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,797,799	(1,852,709)	7,945,090	$7,945,090	$81,108	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
FirstEnergy Corp.	124	07/02/19	USD	41.50	USD	531	$(16,629)
CMS Energy Corp.	223	07/09/19	USD	57.12	USD	1,291	(25,551)
Xcel Energy, Inc.	124	07/10/19	USD	57.67	USD	738	(24,741)
Enterprise Products Partners LP	15	07/12/19	USD	28.50	USD	43	(789)
ONEOK, Inc.	52	07/12/19	USD	65.50	USD	358	(18,460)
Williams Cos., Inc.	120	07/12/19	USD	28.09	USD	336	(4,647)
American Electric Power Co., Inc.	112	07/19/19	USD	87.50	USD	986	(17,920)
CMS Energy Corp.	223	07/19/19	USD	59.69	USD	1,291	(5,747)
DTE Energy Co.	88	07/19/19	USD	131.44	USD	1,125	(4,565)
Dominion Energy, Inc.	356	07/19/19	USD	80.00	USD	2,753	(20,470)
Duke Energy Corp.	176	07/19/19	USD	87.50	USD	1,553	(30,360)
Eaton Corp PLC	47	07/19/19	USD	80.00	USD	391	(18,565)
Enbridge, Inc.	306	07/19/19	USD	37.50	USD	1,104	(3,825)
Enterprise Products Partners LP	232	07/19/19	USD	29.00	USD	670	(8,120)
Eversource Energy	10	07/19/19	USD	75.00	USD	76	(1,550)
Eversource Energy	46	07/19/19	USD	73.55	USD	348	(11,911)
Exelon Corp.	100	07/19/19	USD	49.00	USD	479	(2,750)
First Solar, Inc.	84	07/19/19	USD	62.50	USD	552	(34,440)
FirstEnergy Corp.	71	07/19/19	USD	42.00	USD	304	(9,052)
FirstEnergy Corp.	53	07/19/19	USD	45.00	USD	227	(530)
Johnson Controls International PLC	353	07/19/19	USD	39.00	USD	1,458	(88,780)
NextEra Energy, Inc.	180	07/19/19	USD	198.50	USD	3,687	(134,862)
ON Semiconductor Corp.	216	07/19/19	USD	21.00	USD	437	(9,720)
ONEOK, Inc.	52	07/19/19	USD	67.50	USD	358	(10,790)
PPL Corp.	342	07/19/19	USD	32.00	USD	1,061	(5,130)
Public Service Enterprise Group, Inc.	204	07/19/19	USD	60.97	USD	1,200	(4,071)
Sempra Energy	129	07/19/19	USD	140.00	USD	1,773	(9,998)
Texas Instruments, Inc.	37	07/19/19	USD	115.00	USD	425	(9,861)
WEC Energy Group, Inc.	82	07/19/19	USD	81.05	USD	684	(22,115)
Williams Cos., Inc.	248	07/19/19	USD	29.00	USD	695	(4,092)
Williams Cos., Inc.	19	07/19/19	USD	28.00	USD	53	(1,092)
Xcel Energy, Inc.	125	07/19/19	USD	60.00	USD	744	(14,063)
Enterprise Products Partners LP	51	07/26/19	USD	29.00	USD	147	(2,295)
Johnson Controls International PLC	113	07/26/19	USD	40.00	USD	467	(19,945)
NextEra Energy, Inc.	188	07/26/19	USD	200.05	USD	3,851	(127,679)
ONEOK, Inc.	52	07/26/19	USD	70.00	USD	358	(4,420)
Texas Instruments, Inc.	28	07/26/19	USD	115.00	USD	321	(11,550)
Williams Cos., Inc.	256	07/26/19	USD	28.50	USD	718	(10,880)
Williams Cos., Inc.	60	07/26/19	USD	27.06	USD	168	(8,126)
WEC Energy Group, Inc.	68	07/29/19	USD	85.68	USD	567	(3,320)
Eversource Energy	92	07/30/19	USD	73.55	USD	697	(25,825)
Duke Energy Corp.	162	08/01/19	USD	88.99	USD	1,429	(21,463)
NextEra Energy, Inc.	212	08/01/19	USD	203.00	USD	4,343	(112,192)
Enterprise Products Partners LP	104	08/02/19	USD	29.00	USD	300	(4,940)
First Solar, Inc.	84	08/02/19	USD	65.00	USD	552	(32,130)
Johnson Controls International PLC	113	08/02/19	USD	40.00	USD	467	(22,261)
ONEOK, Inc.	37	08/02/19	USD	67.00	USD	255	(11,840)
Texas Instruments, Inc.	50	08/02/19	USD	115.00	USD	574	(20,875)
Williams Cos., Inc.	247	08/02/19	USD	28.00	USD	693	(19,884)
Williams Cos., Inc.	30	08/02/19	USD	27.50	USD	84	(3,330)
Enterprise Products Partners LP	17	08/09/19	USD	29.00	USD	49	(807)
First Solar, Inc.	37	08/09/19	USD	70.00	USD	243	(7,122)
FirstEnergy Corp.	159	08/12/19	USD	44.00	USD	681	(6,807)
American Electric Power Co., Inc.	121	08/16/19	USD	90.00	USD	1,065	(14,520)
Eaton Corp PLC	113	08/16/19	USD	82.50	USD	941	(33,618)
Edison International	154	08/16/19	USD	65.00	USD	1,038	(60,830)
Exelon Corp.	273	08/16/19	USD	51.00	USD	1,309	(5,410)
FirstEnergy Corp.	124	08/16/19	USD	43.99	USD	531	(5,857)
FirstEnergy Corp.	53	08/16/19	USD	44.65	USD	227	(1,813)
Johnson Controls International PLC	225	08/16/19	USD	41.00	USD	929	(34,650)

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
ON Semiconductor Corp.	135	08/16/19	USD	21.00	USD	273	$(13,163)
ON Semiconductor Corp.	216	08/16/19	USD	22.00	USD	437	(13,500)
Public Service Enterprise Group, Inc.	385	08/16/19	USD	61.05	USD	2,265	(27,189)
Williams Cos., Inc.	649	08/16/19	USD	29.00	USD	1,820	(31,477)
Williams Cos., Inc.	30	08/16/19	USD	$28.00	USD	84	(2,865)
FirstEnergy Corp.	55	08/23/19	USD	43.55	USD	235	(4,024)
FirstEnergy Corp.	71	08/23/19	USD	42.95	USD	304	(6728)
Williams Cos., Inc.	278	09/20/19	USD	29.00	USD	780	(20,016)

							$(1,328,547)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TC Energy Corp.	Goldman Sachs International	14,800	07/08/19	CAD	63.94	CAD	961	$(12,924)
ABB Ltd., Registered Shares	UBS AG	5,000	07/09/19	CHF	19.57	CHF	98	(1,468)
Air Liquide SA	Goldman Sachs International	13,200	07/09/19	EUR	115.98	EUR	1,624	(106,520)
Air Liquide	UBS AG	3,100	07/09/19	EUR	116.15	EUR	381	(24,432)
EDP Renovaveis SA	Credit Suisse International	30,000	07/09/19	EUR	8.85	EUR	271	(6,789)
Eiffage SA	UBS AG	8,700	07/09/19	EUR	92.47	EUR	756	(578)
Johnson Matthey PLC	Goldman Sachs International	28,500	07/09/19	GBP	31.91	GBP	949	(53,010)
Sika AG, Registered Shares	UBS AG	4,400	07/09/19	CHF	160.47	CHF	734	(30,131)
Umicore SA	Goldman Sachs International	28,600	07/09/19	EUR	30.51	EUR	807	(7,497)
Kingspan Group PLC	UBS AG	30,700	07/10/19	EUR	46.76	EUR	1,466	(48,690)
National Grid PLC	Credit Suisse International	193,900	07/10/19	GBP	8.17	GBP	1,623	(61,211)
National Grid PLC	UBS AG	35,400	07/10/19	GBP	8.15	GBP	296	(11,912)
ON Semiconductor Corp.	Barclays Bank PLC	11,500	07/10/19	USD	19.41	USD	232	(12,783)
RWE AG	Credit Suisse International	50,500	07/10/19	EUR	23.83	EUR	1,096	(897)
Schneider Electric SE	UBS AG	4,400	07/10/19	EUR	75.42	EUR	350	(21,680)
Vestas Wind Systems A/S	Goldman Sachs International	15,500	07/10/19	DKK	576.87	DKK	8,815	(19,803)
China Longyuan Power Group Corp., Ltd., Class H	JPMorgan Chase Bank N.A.	1,267,000	07/11/19	HKD	4.93	HKD	6,360	(27,163)
Enel S.P.A	Goldman Sachs International	364,600	07/11/19	EUR	5.79	EUR	2,235	(144,987)
EDP Renovaveis SA	Credit Suisse International	30,000	07/16/19	EUR	8.89	EUR	271	(6,419)
Iberdrola SA	UBS AG	147,000	07/16/19	EUR	8.35	EUR	1,288	(69,859)
Siemens Gamesa Renewable Energy SA	Morgan Stanley & Co. International PLC	73,700	07/17/19	EUR	14.53	EUR	1,077	(30,061)
Siemens Gamesa Renewable Energy SA	UBS AG	18,000	07/17/19	EUR	15.74	EUR	263	(593)
Schneider Electric SE	Goldman Sachs International	23,200	07/17/19	EUR	73.37	EUR	1,846	(169,632)
Umicore SA	Credit Suisse International	9,500	07/17/19	EUR	27.32	EUR	268	(13,902)
Vinci SA	UBS AG	19,000	07/17/19	EUR	92.74	EUR	1,706	(10,495)
Enel SpA	Goldman Sachs International	364,600	07/18/19	EUR	5.79	EUR	2,235	(148,479)
TC Energy Corp.	Credit Suisse International	24,000	07/19/19	CAD	64.69	CAD	1,558	(14,979)
ABB Ltd., Registered Shares	Morgan Stanley & Co. International PLC	31,000	07/23/19	CHF	19.40	CHF	607	(15,089)
Umicore SA	Credit Suisse International	6,500	07/23/19	EUR	28.34	EUR	183	(6,391)
China Longyuan Power Group Corp., Ltd., Class H	UBS AG	1,073,000	07/24/19	HKD	5.03	HKD	5,386	(21,770)
Johnson Matthey PLC	Deutsche Bank AG	17,700	07/24/19	GBP	32.14	GBP	589	(33,370)
TC Energy Corp.	Credit Suisse International	15,300	07/24/19	CAD	66.13	CAD	993	(3,571)
Iberdrola SA	Goldman Sachs International	220,200	07/26/19	EUR	8.73	EUR	1,929	(24,367)
Iberdrola SA	Morgan Stanley & Co. International PLC	74,300	07/26/19	EUR	8.78	EUR	651	(7,053)
Kingspan Group PLC	Morgan Stanley & Co. International PLC	10,500	07/26/19	EUR	48.35	EUR	501	(9,636)
Schneider Electric SE	Goldman Sachs International	15,100	07/26/19	EUR	74.45	EUR	1,202	(96,541)
Fortis, Inc.	Barclays Bank PLC	25,400	07/30/19	USD	39.07	USD	1,003	(20,386)
Enel SpA	Credit Suisse International	89,400	07/31/19	EUR	6.23	EUR	548	(5,349)
Enel SpA	JPMorgan Chase Bank N.A.	158,500	07/31/19	EUR	5.97	EUR	972	(32,655)
Linde PLC	JPMorgan Chase Bank N.A.	6,400	07/31/19	EUR	181.80	EUR	1,130	(17,710)
RWE AG	Goldman Sachs International	42,900	07/31/19	EUR	23.23	EUR	931	(10,067)
Sika AG, Registered Shares	UBS AG	4,500	07/31/19	CHF	161.15	CHF	751	(33,981)
Kone OYJ,Class B	Goldman Sachs International	6,700	08/02/19	EUR	51.85	EUR	348	(12,548)
Vinci SA	Morgan Stanley & Co. International PLC	19,000	08/02/19	EUR	92.86	EUR	1,706	(22,564)
ABB Ltd., Registered Shares	UBS AG	54,100	08/06/19	CHF	19.53	CHF	1,059	(28,804)
Eiffage SA	Goldman Sachs International	8,700	08/06/19	EUR	90.13	EUR	756	(9,026)

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Linde PLC	Credit Suisse International	5,500	08/06/19	EUR	186.05	EUR	972	$(10,459)
National Grid PLC	Credit Suisse International	106,100	08/06/19	GBP	8.54	GBP	888	(14,001)
Vestas Wind Systems A/S	Goldman Sachs International	23,000	08/06/19	DKK	592.05	DKK	13,080	(54,999)
Exelon Corp.	Citibank N.A.	32,400	08/08/19	USD	48.73	USD	1,553	(22,233)
Kone OYJ,Class B	Morgan Stanley & Co. International PLC	6,650	08/08/19	EUR	52.51	EUR	345	(10,799)
China Longyuan Power Group Corp., Ltd., Class H	JPMorgan Chase Bank N.A.	1,083,000	08/09/19	HKD	5.25	HKD	5,437	(15,468)
Enbridge, Inc.	Credit Suisse International	33,400	08/09/19	USD	36.78	USD	1,205	(16,974)
TC Energy Corp.	Goldman Sachs International	25,800	08/12/19	CAD	65.66	CAD	1,675	(13,793)
Kone OYJ,Class B	Morgan Stanley & Co. International PLC	21,400	08/14/19	EUR	52.95	EUR	1,111	(32,911)
China Longyuan Power Group Corp., Ltd., Class H	JPMorgan Chase Bank N.A.	1,083,000	08/15/19	HKD	5.25	HKD	5,437	(17,374)
Enbridge, Inc.	Credit Suisse International	30,600	08/26/19	USD	35.18	USD	1,104	(39,670)
Fortis, Inc.	Bank of America N.A.	25,000	08/27/19	USD	39.35	USD	987	(14,780)

								$(1,731,233)

Balances Reported in the Statements of Assets and Liabilities for options written

	Swap Premium Paid	Swap Premium Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	N/A	N/A	$377,699	$(1,290,106)	$3,059,780

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written, at value	$—	$—	$3,059,780	$—	$—	$—	$3,059,780

For the period ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$—	$—	$(5,647,508)	$—	$—	$—	$(5,647,508)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$—	$—	$(2,107,873)	$—	$—	$—	$(2,107,873)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average Market value of option contracts written	$3,115,899

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	$—	$3,059,780
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,328,547)

Total derivative assets and liabilities subject to an MNA	$—	$1,731,233

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$14,780	$—	$—	$—	$14,780
Barclays Bank PLC	33,169	—	(2,806)	—	30,363
Citibank N.A.	22,233	—	—	—	22,233
Credit Suisse International	200,612	—	(200,612)	—	—
Deutsche Bank AG	33,370	—	—	—	33,370
Goldman Sachs International	884,193	—	—	(884,193)	—
JPMorgan Chase Bank N.A.	110,370	—	(110,370)	—	—
Morgan Stanley & Co. International PLC	128,113	—	(65,047)	—	63,066
UBS AG	304,393	—	(304,393)	—	—

	$1,731,233	$—	$(683,228)	$(884,193)	$163,812

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Building Products	$15,894,717	$4,322,319	$—	$20,217,036
Chemicals	—	23,555,430	—	23,555,430
Construction & Engineering	—	16,022,596	—	16,022,596
Electric Utilities	85,809,505	32,033,225	—	117,842,730
Electrical Equipment	3,822,552	30,061,299	—	33,883,851
Independent Power and Renewable Electricity Producers	16,069,083	8,272,914	—	24,341,997
Machinery	—	5,858,503	—	5,858,503
Multi-Utilities	37,053,159	17,043,156	—	54,096,315
Oil, Gas & Consumable Fuels	43,858,332	—	—	43,858,332
Semiconductors & Semiconductor Equipment	11,573,002	—	—	11,573,002
Short-Term Securities	7,945,090	—	—	7,945,090

	$222,025,440	$137,169,442	$—	$359,194,882

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(716,486)	$(2,343,294)	$—	$(3,059,780)

(a)	Derivative financial instruments are options written which are shown at value.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	97

Statements of Assets and Liabilities  (unaudited)

June 30, 2019

	BGR	CII	BDJ	BOE	BGY

ASSETS
Investments at value — unaffiliated(a)	$386,254,321	$744,985,821	$1,800,380,519	$798,416,496	$661,442,641
Investments at value — affiliated(b)	8,401,154	2,734,005	27,764,789	916,623	5,301,763
Cash	—	—	—	—	—
Cash pledged:
Collateral — options written	—	—	—	—	4,261,000
Collateral — OTC derivatives	—	480,000	—	3,455,000	577,000
Foreign currency at value(c)	—	—	1,297	357,573	470,230
Receivables:
Investments sold	—	772,141	4,673,545	3,309,681	3,162,131
Options written	292,673	779,840	1,390,312	538,859	146,308
Securities lending income — affiliated	—	—	—	—	—
Capital shares sold	—	—	—	—	—
Dividends — affiliated	13,416	10,725	56,500	5,341	18,609
Dividends — unaffiliated	433,950	1,022,185	1,943,906	3,753,783	3,958,724
Deferred offering costs	—	—	—	—	—
Prepaid expenses	—	10,633	37,912	9,260	15,673

Total assets	395,395,514	750,795,350	1,836,248,780	810,762,616	679,354,079

LIABILITIES
Bank overdraft	—	56,241	105,903	—	—
Options written at value(d)	3,409,717	9,628,464	25,268,935	7,135,810	6,861,771
Payables:
Investments purchased	—	1,061,544	6,223,716	2,941,139	3,892,513
Capital shares redeemed	—	—	—	314,412	262,936
Income dividend distributions	163,448	200,281	299,857	163,256	197,171
Investment advisory fees	327,888	510,533	1,160,765	537,638	486,956
Offering costs	—	—	—	—	—
Trustees’ and Officer’s fees	457,874	197,731	922,360	662,285	569,197
Options written	37,020	552,115	1,286,122	181,734	—
Other accrued expenses	238,211	162,371	369,691	271,763	272,438

Total liabilities	4,634,158	12,369,280	35,637,349	12,208,037	12,542,982

NET ASSETS	$390,761,356	$738,426,070	$1,800,611,431	$798,554,579	$666,811,097

NET ASSETS CONSIST OF
Paid-in capital	$579,907,704	$577,671,748	$1,320,628,954	$811,590,926	$671,004,730
Accumulated earnings (loss)	(189,146,348)	160,754,322	479,982,477	(13,036,347)	(4,193,633)

NET ASSETS	$390,761,356	$738,426,070	$1,800,611,431	$798,554,579	$666,811,097

Net asset value(e)(f)	$13.10	$16.74	$9.60	$11.90	$6.22

(a) Investments at cost — unaffiliated	$380,708,391	$571,575,818	$1,423,022,818	$775,131,373	$648,224,267
(b) Investments at cost — affiliated	$8,401,154	$2,734,005	$27,764,789	$916,623	$5,301,763
(c) Foreign currency at cost	$—	$—	$1,409	$361,057	$471,107
(d) Premiums received	$2,583,979	$7,524,543	$18,998,907	$6,045,362	$4,974,763
(e) Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,825,326	—	187,542,405	67,085,535	107,278,332
(f) Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—
See notes to financial statements.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2019

	BME	BCX(a)	BST	BSTZ	BUI

ASSETS
Investments at value — unaffiliated(b)(c)	$389,744,753	$872,303,551	$735,477,032	$289,382,661	$351,249,792
Investments at value — affiliated(d)	12,911,195	4,864,817	3,290,175	1,280,123,797	7,945,090
Cash	26,738	34,640	14,868	—	—
Cash pledged:
Collateral — OTC derivatives	—	—	1,930,000	—	980,000
Foreign currency at value(e)	156	24,461	58,767	8,037,068	—
Receivables:
Investments sold	2,140,869	169,297	3,327	4,985	—
Options written	218,577	827,562	769,156	1,219,409	116,907
Securities lending income — affiliated	1,223	12,053	47,879	—	—
Capital shares sold	891,108	—	—	—	—
Dividends — affiliated	16,170	20,619	6,852	246,927	18,977
Dividends — unaffiliated	321,273	1,537,765	307,109	5,070	1,121,048
Deferred offering costs	160,796	—	—	—	—
Prepaid expenses	—	—	162	—	—

Total assets	406,432,858	879,794,765	741,905,327	1,579,019,917	361,431,814

LIABILITIES
Cash collateral on securities loaned at value	328,908	478,185	2,292,285	—	—
Bank overdraft	—	—	—	7,012,220	—
Options written at value(f)	3,364,894	13,801,645	8,802,787	1,913,753	3,059,780
Payables:
Investments purchased	145,578	—	—	163,402,521	—
Capital shares redeemed	—	380,340	—	—	—
Income dividend distributions	—	194,090	—	—	—
Investment advisory fees	321,353	689,303	499,623	144,156	282,870
Offering costs	47,957	—	—	—	—
Trustees’ and Officer’s fees	21,203	287,827	2,891	441	914
Options written	638,729	420,027	220,699	—	181,514
Other accrued expenses	156,253	390,779	416,865	12,222	176,792

Total liabilities	5,024,875	16,642,196	12,235,150	172,485,313	3,701,870

NET ASSETS	$401,407,983	$863,152,569	$729,670,177	$1,406,534,604	$357,729,944

NET ASSETS CONSIST OF
Paid-in capital	$278,375,976	$1,210,217,775	$347,126,246	$1,400,100,000	$283,286,563
Accumulated earnings (loss)	123,032,007	(347,065,206)	382,543,931	6,434,604	74,443,381

NET ASSETS	$401,407,983	$863,152,569	$729,670,177	$1,406,534,604	$357,729,944

Net asset value(g)	$38.26	$9.28	$32.49	$20.09	$21.01

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$260,106,460	$787,099,716	$371,391,745	$283,344,958	$264,417,404
(c) Securities loaned at value	$319,856	$426,078	$2,296,419	$—	$—
(d) Investments at cost — affiliated	$12,911,175	$4,864,708	$3,289,742	$1,280,123,797	$7,945,090
(e) Foreign currency at cost	$158	$24,449	$58,819	$7,991,624	$—
(f) Premiums received	$2,660,211	$6,921,230	$8,116,613	$2,242,071	$2,147,373
(g) Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,492,227	92,976,355	22,459,793	70,005,000	17,027,628

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BGR	CII	BDJ	BOE	BGY

INVESTMENT INCOME
Dividends — unaffiliated	$7,848,029	$7,723,886	$27,599,703	$17,054,584	$16,230,701
Dividends — affiliated	85,938	49,519	269,751	72,591	122,676
Foreign taxes withheld	(551,337)	(177,854)	(813,524)	(808,257)	(1,149,302)

Total investment income	7,382,630	7,595,551	27,055,930	16,318,918	15,204,075

EXPENSES
Investment advisory	2,333,322	3,071,839	6,953,165	3,933,280	3,263,209
Trustees and Officer	57,473	44,568	145,817	89,292	76,220
Professional	43,622	60,408	117,092	73,927	65,081
Transfer agent	39,962	43,265	87,166	58,143	52,609
Custodian	27,293	20,298	98,477	63,148	50,360
Accounting services	21,939	24,419	46,734	29,376	24,424
Printing	6,310	8,713	16,585	9,078	7,653
Rating agency	5,812	7,482	12,559	7,801	7,131
Registration	5,547	8,207	34,873	12,731	20,113
Miscellaneous	104,118	20,897	34,515	60,804	78,954

Total expenses	2,645,398	3,310,096	7,546,983	4,337,580	3,645,754

Less fees waived and/or reimbursed by the Manager	(294,334)	(1,554)	(8,369)	(690,601)	(330,169)

Total expenses after fees waived and/or reimbursed	2,351,064	3,308,542	7,538,614	3,646,979	3,315,585

Net investment income	5,031,566	4,287,009	19,517,316	12,671,939	11,888,490

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,825,413)	15,749,864	65,692,134	(3,522,500)	(8,211,016)
Investments — affiliated	—	—	—	—	—
Foreign currency transactions	(4,722)	644	100,869	(56,400)	(104,166)
Options written	1,384,373	(4,972,451)	(29,369,272)	(14,000,549)	(12,249,773)

	(15,445,762)	10,778,057	36,423,731	(17,579,449)	(20,564,955)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	61,001,327	77,867,965	178,629,657	90,686,555	81,142,177
Investments — affiliated	—	—	—	—	—
Foreign currency translations	2,115	—	5,053	18,479	25,183
Options written	(3,331,792)	(6,664,395)	(19,651,452)	(4,876,782)	(4,785,167)

	57,671,650	71,203,570	158,983,258	85,828,252	76,382,193

Net realized and unrealized gain	42,225,888	81,981,627	195,406,989	68,248,803	55,817,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,257,454	$86,268,636	$214,924,305	$80,920,742	$67,705,728

See notes to financial statements.

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2019

	BME	BCX(a)	BST	BSTZ(b)	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$2,389,618	$17,601,870	$1,346,632	$5,070	$6,510,907
Dividends — affiliated	201,743	168,412	25,464	246,927	81,108
Interest — unaffiliated	—	640,692	—	—	—
Securities lending income — affiliated — net	44,310	24,699	210,322	—	—
Foreign taxes withheld	(51,936)	(954,044)	(68,696)	—	(381,914)

Total investment income	2,583,735	17,481,629	1,513,722	251,997	6,210,101

EXPENSES
Investment advisory	1,878,672	4,239,861	3,408,110	144,156	1,706,138
Trustees and Officer	16,579	56,902	24,597	441	13,449
Professional	27,352	89,353	66,267	2,313	44,777
Transfer agent	26,754	61,302	42,293	1,438	32,255
Custodian	47,710	54,822	57,242	1,438	29,395
Accounting services	14,503	29,376	24,424	1,019	24,424
Printing	5,805	9,520	8,401	205	5,359
Rating agency	5,747	21,696	7,276	4,740	19,162
Registration	5,503	17,697	4,536	—	4,624
Offering costs	46,886	—	—	—	—
Miscellaneous	13,982	145,747	13,208	1,069	27,494

Total expenses	2,089,493	4,726,276	3,656,354	156,819	1,907,077
Less fees waived and/or reimbursed by the Manager	(6,248)	(5,244)	(512,005)	—	(45,186)

Total expenses after fees waived and/or reimbursed	2,083,245	4,721,032	3,144,349	156,819	1,861,891

Net investment income (loss)	500,490	12,760,597	(1,630,627)	95,178	4,348,210

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,483,269	5,449,188	39,398,587	—	11,128,696
Investments — affiliated	140	—	278	—	—
Foreign currency transactions	(17,290)	72,577	123,792	(48,126)	(82,289)
Options written	(1,366,144)	3,772,773	(18,275,290)	—	(5,647,508)

	8,099,975	9,294,538	21,247,367	(48,126)	5,398,899

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	28,765,884	95,399,512	145,384,873	6,037,703	42,668,542
Investments — affiliated	20	138	600	—	—
Foreign currency translations	(59)	1,821	274	21,531	11,305
Options written	(1,821,665)	(11,136,585)	(3,913,722)	328,318	(2,107,873)

	26,944,180	84,264,886	141,472,025	6,387,552	40,571,974

Net realized and unrealized gain	35,044,155	93,559,424	162,719,392	6,339,426	45,970,873

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,544,645	$106,320,021	$161,088,765	$6,434,604	$50,319,083

(a)	Consolidated Statement of Operations.
(b)	Commencement of Operations June 27, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets

	BGR			CII
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,031,566		$8,403,497	$4,287,009		$7,566,999
Net realized gain (loss)	(15,445,762)		4,084,438	10,778,057		35,126,726
Net change in unrealized appreciation (depreciation)	57,671,650		(98,385,944)	71,203,570		(83,178,025)

Net increase (decrease) in net assets resulting from operations	47,257,454		(85,898,009)	86,268,636		(40,484,300)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(13,886,672	)(b)	(8,135,490)	(21,919,512	)(b)	(19,927,105)
From return of capital	—		(19,637,853)	—		(23,911,918)

Decrease in net assets resulting from distributions to shareholders	(13,886,672)		(27,773,343)	(21,919,512)		(43,839,023)

NET ASSETS
Total increase (decrease) in net assets	33,370,782		(113,671,352)	64,349,124		(84,323,323)
Beginning of period	357,390,574		471,061,926	674,076,946		758,400,269

End of period	$390,761,356		$357,390,574	$738,426,070		$674,076,946

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BDJ			BOE
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,517,316		$33,747,656	$12,671,939		$21,234,142
Net realized gain (loss)	36,423,731		131,492,050	(17,579,449)		384,068
Net change in unrealized appreciation (depreciation)	158,983,258		(290,361,539)	85,828,252		(112,910,961)

Net increase (decrease) in net assets resulting from operations	214,924,305		(125,121,833)	80,920,742		(91,292,751)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(52,549,382	)(b)	(105,098,764)	(25,569,610	)(b)	(56,899,700)
From return of capital	—		—	—		(1,381,549)

Decrease in net assets resulting from distributions to shareholders	(52,549,382)		(105,098,764)	(25,569,610)		(58,281,249)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		—	(11,398,114)		(7,051,296)

NET ASSETS
Total increase (decrease) in net assets	162,374,923		(230,220,597)	43,953,018		(156,625,296)
Beginning of period	1,638,236,508		1,868,457,105	754,601,561		911,226,857

End of period	$1,800,611,431		$1,638,236,508	$798,554,579		$754,601,561

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Statements of Changes in Net Assets  (continued)

	BGY			BME
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,888,490		$18,248,886	$500,490		$655,319
Net realized gain (loss)	(20,564,955)		85,049,308	8,099,975		23,295,553
Net change in unrealized appreciation (depreciation)	76,382,193		(194,507,169)	26,944,180		(1,509,114)

Net increase (decrease) in net assets resulting from operations	67,705,728		(91,208,975)	35,544,645		22,441,758

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(21,811,392	)(b)	(48,308,022)	(12,212,563	)(b)	(22,690,477)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—		—	24,538,841		19,980,202
Reinvestment of common distributions	—		—	862,082		1,085,098
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,317,689)		(6,926,639)	—		—

Net increase (decrease) in net assets derived from capital share transactions	(2,317,689)		(6,926,639)	25,400,923		21,065,300

NET ASSETS
Total increase (decrease) in net assets	43,576,647		(146,443,636)	48,733,005		20,816,581
Beginning of period	623,234,450		769,678,086	352,674,978		331,858,397

End of period	$666,811,097		$623,234,450	$401,407,983		$352,674,978

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BCX(a)			BST
	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$12,760,597		$20,773,524	$(1,630,627)		$(2,924,164)
Net realized gain	9,294,538		41,800,914	21,247,367		65,743,514
Net change in unrealized appreciation (depreciation)	84,264,886		(215,389,129)	141,472,025		(57,603,461)

Net increase (decrease) in net assets resulting from operations	106,320,021		(152,814,691)	161,088,765		5,215,889

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(29,042,353	)(c)	(17,715,545)	(20,200,880	)(c)	(39,423,699)
From return of capital	—		(41,596,743)	—		—

Decrease in net assets resulting from distributions to shareholders	(29,042,353)		(59,312,288)	(20,200,880)		(39,423,699)

CAPITAL SHARE TRANSACTIONS
Cost of shares redeemed	(12,406,758)		(17,063,427)	—		—
Reinvestment of common distributions	—		—	874,607		1,815,026

Net increase (decrease) in net assets derived from capital share transactions	(12,406,758)		(17,063,427)	874,607		1,815,026

NET ASSETS
Total increase (decrease) in net assets	64,870,910		(229,190,406)	141,762,492		(32,392,784)
Beginning of period	798,281,659		1,027,472,065	587,907,685		620,300,469

End of period	$863,152,569		$798,281,659	$729,670,177		$587,907,685

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Statements of Changes in Net Assets  (continued)

	BSTZ	BUI
	Period from 06/27/19 (a) to 06/30/19 (unaudited)	Six Months Ended 06/30/19 (unaudited)		Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$95,178	$4,348,210		$8,349,272
Net realized gain (loss)	(48,126)	5,398,899		6,588,181
Net change in unrealized appreciation (depreciation)	6,387,552	40,571,974		(30,087,212)

Net increase (decrease) in net assets resulting from operations	6,434,604	50,319,083		(15,149,759)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	—	(12,345,194	)(c)	(24,524,104)
From return of capital	—	—		(98,239)

Decrease in net assets resulting from distributions to shareholders	—	(12,345,194)		(24,622,343)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,400,000,000	—		—
Reinvestment of common distributions	—	822,793		928,907

Net increase in net assets derived from capital share transactions	1,400,000,000	822,793		928,907

NET ASSETS
Total increase (decrease) in net assets	1,406,434,604	38,796,682		(38,843,195)
Beginning of period	100,000	318,933,262		357,776,457

End of period	$1,406,534,604	$357,729,944		$318,933,262

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows   (unaudited)

Six Months Ended June 30, 2019

	BGR	CII	BDJ	BOE	BGY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$47,257,454	$86,268,636	$214,924,305	$80,920,742	$67,705,728
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	53,083,521	145,074,539	441,367,295	123,230,662	90,437,252
Purchases of long-term investments	(41,285,086)	(133,355,918)	(392,730,773)	(100,391,181)	(83,790,604)
Net proceeds from sales (purchases) of short-term securities	(3,394,179)	12,055,348	16,761,269	18,785,822	20,188,181
Premiums paid on closing options written	(10,764,084)	(37,528,158)	(108,629,793)	(40,815,721)	(33,328,582)
Premiums received from options written	10,929,159	31,831,012	75,886,902	25,111,175	20,017,455
Net realized (gain) loss on investments and options written	15,430,721	(10,768,975)	(36,457,072)	17,519,865	20,462,664
Net unrealized appreciation on investments, options written and foreign currency translations	(57,669,535)	(71,203,570)	(158,978,205)	(85,809,773)	(76,357,011)

(Increase) Decrease in Assets:
Receivables:
Dividends — unaffiliated	182,638	(147,752)	110,207	(464,823)	(743,137)
Dividends — affiliated	(4,382)	3,134	25,495	5,777	(18,609)
Prepaid expenses	—	(3,250)	(30,900)	(8,732)	(15,673)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(3,885)	11,058	23,552	(4,205)	3,742
Trustees’ and Officer’s fees	8,939	5,845	32,277	17,550	11,332
Other accrued expenses	137,345	67,021	122,505	97,523	129,486

Net cash provided by operating activities	13,908,626	22,308,970	52,427,064	38,194,681	24,702,224

CASH (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,892,067)	(21,930,356)	(52,576,672)	(25,603,080)	(21,813,449)
Payments on redemption of Common Shares	—	—	—	(12,169,018)	(2,721,637)
Increase (decrease) in bank overdraft	(23,035)	56,241	105,903	—	—

Net cash used for financing activities	(13,915,102)	(21,874,115)	(52,470,769)	(37,772,098)	(24,535,086)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$17	$—	$—	$(145)	$(1,878)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(6,459)	434,855	(43,705)	422,438	165,260
Restricted and unrestricted cash and foreign currency at beginning of period	6,459	45,145	45,002	3,390,135	5,142,970

Restricted and unrestricted cash and foreign currency at end of period	$—	$480,000	$1,297	$3,812,573	$5,308,230

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—	—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash pledged:
Collateral — options written	—	—	—	—	4,261,000
Collateral — OTC derivatives	—	480,000	—	3,455,000	577,000
Foreign currency at value	—	—	1,297	357,573	470,230

	$—	$480,000	$1,297	$3,812,573	$5,308,230

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	45,145	43,458	—	—
Cash pledged:
Collateral — options written	—	—	—	2,785,000	4,136,000
Collateral — OTC derivatives	—	—	—	—	201,000
Foreign currency at value	6,459	—	1,544	605,135	805,970

	$6,459	$45,145	$45,002	$3,390,135	$5,142,970

See notes to financial statements.

FINANCIAL STATEMENTS	107

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2019

	BME	BCX(a)	BST	BSTZ(b)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$35,544,645	$106,320,021	$161,088,765	$6,434,604	$50,319,083
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	89,250,338	361,233,465	182,396,211	(4,985)	92,939,927
Purchases of long-term investments	(115,170,667)	(343,987,610)	(145,879,341)	(119,942,437)	(80,179,469)
Net proceeds from sales (purchases) of short-term securities	13,061,150	9,064,180	3,159,721	(1,280,123,797)	1,639,513
Premiums paid on closing options written	(13,181,899)	(28,548,967)	(53,911,901)	—	(14,653,521)
Premiums received from options written	12,462,155	30,507,986	35,404,075	1,022,662	8,765,061
Net realized (gain) loss on investments amd options written	(8,115,489)	(9,174,752)	(21,253,346)	(45,444)	(5,464,788)
Net unrealized appreciation on investments, options written and foreign currency translations	(26,944,239)	(84,263,065)	(141,471,751)	(6,366,021)	(40,560,668)

(Increase) Decrease in Assets:
Receivables:
Dividends — unaffiliated	(16,280)	158,324	(266,822)	(5,070)	(246,713)
Dividends — affiliated	30,881	15,471	13,077	(246,927)	(7,986)
Securities lending income — affiliated	(1,146)	(10,005)	(43,881)	—	—
Deferred offering costs	(87,909)	—	—	—	—
Prepaid expenses	—	—	(162)	—	—

Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	324,233	204,200	582,002	—	—
Payables:
Investment advisory fees	18,491	(1,115)	94,994	144,156	13,970
Trustees’ and Officer’s fees	(5,628)	(10,952)	(13,707)	441	(6,752)
Other accrued expenses	51,357	217,108	248,641	12,222	71,442

Net cash provided by (used for) operating activities	(12,780,007)	41,724,289	20,146,575	(1,399,120,596)	12,629,099

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,350,481)	(29,050,347)	(19,326,273)	—	(11,522,401)
Payments for offering costs	23,957	—	—	—	—
Payments on Common Shares redeemed	—	(12,860,111)	—	—	—
Proceeds from issuance of Common Shares	24,133,137	—	—	1,400,100,000	—
Increase (decrease) in bank overdraft	—	—	—	7,012,220	(126,775)

Net cash (provided by) used for financing activities	12,806,613	(41,910,458)	(19,326,273)	1,407,112,220	(11,649,176)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$—	$(27)	$36	$45,444	$20

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	26,606	(186,196)	820,338	8,037,068	979,943
Restricted and unrestricted cash and foreign currency at beginning of period	288	245,297	1,183,297	—	57

Restricted and unrestricted cash and foreign currency at end of period	$26,894	$59,101	$2,003,635	$8,037,068	$980,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	862,082	—	874,607	—	822,793

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES:

Cash	26,738	34,640	14,868	—	—
Cash pledged:
Collateral — OTC derivatives	—	—	1,930,000	—	980,000
Foreign currency at value	156	24,461	58,767	8,037,068	—

	$26,894	$59,101	$2,003,635	$8,037,068	$980,000

See notes to financial statements.

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2019

	BME	BCX(a)	BST	BSTZ(b)	BUI

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash	$—	$43,980	$21,377	$—	$—
Cash pledged:
Collateral — OTC derivatives	—	—	1,160,000	—	—
Foreign currency at value	288	201,317	1,920	—	57

	$288	$245,297	$1,183,297	$—	$57

(a)	Consolidated Statement of Cash Flows.
(b)	Commencement of Operations June 27, 2019.

See notes to financial statements.

FINANCIAL STATEMENTS	109

Financial Highlights

(For a share outstanding throughout each period)

	BGR

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018	2017		2016	2015

Net asset value, beginning of period	$11.98		$15.79	$16.33		$14.05	$21.15	$24.90		$30.12

Net investment income(a)	0.17		0.28	0.40	(b)	0.27	0.29	0.07		0.25
Net realized and unrealized gain (loss)	1.42		(3.16)	(0.01)		3.01	(5.89)	(2.41)		(1.21)

Net increase (decrease) from investment operations	1.59		(2.88)	0.39		3.28	(5.60)	(2.34)		(0.96)

Distributions(c)
From net investment income	(0.47	)(d)	(0.27)	(0.40)		(0.27)	(0.29)	(0.47)		(0.44)
From net realized gain	—		—	—		—	—	(0.94)		(3.82)
From return of capital	—		(0.66)	(0.53)		(0.73)	(1.21)	—		—

Total distributions	(0.47)		(0.93)	(0.93)		(1.00)	(1.50)	(1.41)		(4.26)

Net asset value, end of period	$13.10		$11.98	$15.79		$16.33	$14.05	$21.15		$24.90

Market price, end of period	$11.93		$10.45	$14.18		$14.44	$12.53	$19.95		$23.78

Total Return(e)
Based on net asset value	13.71	%(f)	(18.84)%	3.49%		25.07%	(27.47)%	(9.06	)%(f)	(2.36)%

Based on market price	18.71	%(f)	(21.16)%	5.11%		24.01%	(31.42)%	(10.18	)%(f)	4.73%

Ratios to Average Net Assets
Total expenses	1.36	%(g)	1.29%	1.31%		1.31%	1.29%	1.30	%(g)	1.26%

Total expenses after fees waived and/or reimbursed	1.21	%(g)	1.14%	1.18%		1.24%	1.26%	1.26	%(g)	1.26%

Net investment income	2.59	%(g)	1.87%	2.69	%(b)	1.80%	1.60%	1.82	%(g)	0.89%

Supplemental Data
Net assets, end of period (000)	$390,761		$357,391	$471,062		$487,064	$418,981	$629,603		$741,109

Portfolio turnover rate	11%		32%	24%		33%	56%	4%		85%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	CII

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017	2016	2015

Net asset value, beginning of period	$15.28		$17.19		$15.08	$15.11	$15.67	$15.47		$15.31

Net investment income(a)	0.10		0.17		0.15	0.13	0.11	0.04		0.55
Net realized and unrealized gain (loss)	1.86		(1.09)		2.95	0.99	0.53	0.36		0.91

Net increase (decrease) from investment operations	1.96		(0.92)		3.10	1.12	0.64	0.40		1.46

Distributions(b)
From net investment income	(0.50	)(c)	(0.17	)(g)	(0.15)	(0.13)	(0.14)	(0.10)		(0.65)
From net realized gain	—		(0.28	)(g)	—	(0.04)	(1.06)	—		—
From return of capital	—		(0.54)		(0.84)	(0.98)	—	(0.10)		(0.65)

Total distributions	(0.50)		(0.99)		(0.99)	(1.15)	(1.20)	(0.20)		(1.30)

Net asset value, end of period	$16.74		$15.28		$17.19	$15.08	$15.11	$15.67		$15.47

Market price, end of period	$15.80		$14.08		$16.38	$13.71	$14.14	$13.97		$14.89

Total Return(d)
Based on net asset value	13.05	%(e)	(5.44)%		21.69%	8.66%	4.66%	2.69	%(e)	10.49%

Based on market price	15.80	%(e)	(8.56)%		27.54%	5.56%	9.86%	(4.88	)%(e)	20.43%

Ratios to Average Net Assets
Total expenses	0.92	%(f)	0.90%		0.93%	0.95%	0.94%	0.99	%(f)	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92	%(f)	0.90%		0.93%	0.95%	0.94%	0.95	%(f)	0.93%

Net investment income	1.19	%(f)	1.00%		0.94%	0.89%	0.71%	1.42	%(f)	3.56%

Supplemental Data
Net assets, end of period (000)	$738,426		$674,077		$758,400	$665,159	$666,492	$691,380		$682,485

Portfolio turnover rate	17%		27%		32%	54%	133%	2%		80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BDJ

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017	2016	2015

Net asset value, beginning of period	$8.74		$9.96		$9.22	$8.70	$9.24	$9.19		$8.88

Net investment income(a)	0.11		0.18	(b)	0.16	0.17	0.17	0.04		0.16
Net realized and unrealized gain (loss)	1.03		(0.84)		1.14	0.91	(0.15)	0.10		0.76

Net increase (decrease) from investment operations	1.14		(0.66)		1.30	1.08	0.02	0.14		0.92

Distributions(c)
From net investment income	(0.28	)(d)	(0.18	)(j)	(0.17)	(0.17)	(0.17)	(0.03)		(0.17)
From net realized gain	—		(0.38	)(j)	(0.39)	—	—	—		—
From return of capital	—		—		—	(0.39)	(0.39)	(0.06)		(0.44)

Total distributions	(0.28)		(0.56)		(0.56)	(0.56)	(0.56)	(0.09)		(0.61)

Net asset value, end of period	$9.60		$8.74		$9.96	$9.22	$8.70	$9.24		$9.19

Market price, end of period	$8.87		$7.77		$9.23	$8.15	$7.61	$8.12		$8.35

Total Return(e)
Based on net asset value	13.44	%(f)	(6.59)%		15.06%	13.90%	1.10%	1.69	%(f)	11.40%

Based on market price	17.89	%(f)	(10.39)%		20.63%	15.11%	0.63%	(1.65	)%(f)	16.42%

Ratios to Average Net Assets
Total expenses	0.87	%(g)	0.85%		0.86%	0.87%	0.86%	0.87	%(g)	0.87	%(h)

Total expenses after fees waived and/or reimbursed	0.87	%(g)	0.85%		0.86%	0.85%	0.85%	0.84	%(g)	0.86	%(h)

Net investment income	2.25	%(g)	1.85	%(b)	1.73%	1.91%	1.85%	2.30	%(g)	1.81%

Supplemental Data
Net assets, end of period (000)	$1,800,611		$1,638,237		$1,868,457	$1,741,649	$1,643,508	$1,747,070		$1,648,683

Portfolio turnover rate	23%		34%		42%	33%	26%	0	%(i)	63%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.86% and 0.86%, respectively.

(i)	Amount is less than 0.5%
(j)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,						Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017		2016	2015

Net asset value, beginning of period	$11.07		$13.22		$13.38		$14.25	$15.27	$15.54		$16.68

Net investment income(a)	0.18		0.31		0.17		0.15	0.11	0.00	(b)	0.14
Net realized and unrealized gain (loss)	1.03		(1.61)		1.96		0.03	0.03	(0.07)		0.07

Net increase (decrease) from investment operations	1.21		(1.30)		2.13		0.18	0.14	(0.07)		0.21

Distributions(c)
From net investment income	(0.38	)(d)	(0.31	)(l)	(0.19)		(0.10)	(0.17)	—		(0.17)
In excess of net investment income(e)	—		—		—		—	(0.10)	—		(0.28)
From net realized gain	—		(0.52	)(l)	(2.10)		—	—	—		—
From return of capital	—		(0.02)		—		(0.95)	(0.89)	(0.20)		(0.90)

Total distributions	(0.38)		(0.85)		(2.29)		(1.05)	(1.16)	(0.20)		(1.35)

Net asset value, end of period	$11.90		$11.07		$13.22		$13.38	$14.25	$15.27		$15.54

Market price, end of period	$10.73		$9.37		$12.51		$11.57	$12.76	$13.13		$14.00

Total Return(f)
Based on net asset value	11.41	%(g)	(9.63)%		17.22	%(h)	2.62%	1.81%	(0.27	)%(g)	2.10%

Based on market price	18.69	%(g)	(19.16)%		28.28%		(0.90)%	6.03%	(4.82	)%(g)	4.09%

Ratios to Average Net Assets(i)
Total expenses	1.11	%(j)	1.08%		1.09%		1.10%	1.08%	1.10	%(j)	1.08%

Total expenses after fees waived and/or reimbursed	0.93	%(j)	0.94%		1.02%		1.05%	1.05%	1.07	%(j)	1.08%

Net investment income	3.22	%(j)	2.52%		1.20%		1.15%	0.73%	0.00	%(j)(k)	0.83%

Supplemental Data
Net assets, end of period (000)	$798,555		$754,602		$911,227		$929,897	$990,318	$1,060,687		$1,079,862

Portfolio turnover rate	13%		28%		133%		64%	72%	16%		150%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)	Taxable distribution.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,				Period from 11/01/14 to 12/31/14	Year Ended 10/31/14
		2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	—%	—%	—%	—%	—%

(j)	Annualized.
(k)	Amount is less than 0.005%.
(l)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,						Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017		2016	2015

Net asset value, beginning of period	$5.79		$7.06		$6.28		$6.95	$7.61	$7.89		$9.05

Net investment income (loss)(a)	0.11		0.17	(b)	0.09		0.09	0.08	(0.00	)(c)	0.10
Net realized and unrealized gain (loss)	0.52		(1.00)		1.15		(0.24)	(0.15)	(0.17)		(0.53)

Net increase (decrease) from investment operations	0.63		(0.83)		1.24		(0.15)	(0.07)	(0.17)		(0.43)

Distributions(d)
From net investment income	(0.20	)(e)	(0.16	)(l)	(0.09)		(0.07)	(0.11)	—		(0.13)
In excess of net investment income(f)	—		—		—		—	—	—		(0.08)
From net realized gain	—		(0.28	)(l)	—		—	—	—		—
From return of capital	—		—		(0.37)		(0.45)	(0.48)	(0.11)		(0.52)

Total distributions	(0.20)		(0.44)		(0.46)		(0.52)	(0.59)	(0.11)		(0.73)

Net asset value, end of period	$6.22		$5.79		$7.06		$6.28	$6.95	$7.61		$7.89

Market price, end of period	$5.62		$4.98		$6.52		$5.51	$6.24	$6.74		$7.26

Total Return(g)
Based on net asset value	11.42	%(h)	(11.48)%		20.88	%(i)	(1.12)%	(0.47)%	(2.10	)%(h)	(4.49)%

Based on market price	17.05	%(h)	(17.55)%		27.23%		(3.37)%	0.90%	(5.77	)%(h)	(2.29)%

Ratios to Average Net Assets(j)
Total expenses	1.12	%(k)	1.09%		1.12%		1.12%	1.09%	1.12	%(k)	1.10%

Total expenses after fees waived and/or reimbursed	1.02	%(k)	0.99%		1.02%		1.02%	1.01%	1.03	%(k)	1.05%

Net investment income (loss)	3.64	%(k)	2.59	%(b)	1.31%		1.41%	1.09%	(0.13	)%(k)	1.17%

Supplemental Data
Net assets, end of period (000)	$666,811		$623,234		$769,678		$690,628	$764,154	$836,552		$867,986

Portfolio turnover rate	14%		60%		90%		74%	67%	14%		195%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(f)	Taxable distribution.
(g)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(h)	Aggregate total return.
(i)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(j)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,				Period from 11/01/14 to 12/31/14	Year Ended 10/31/14
		2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.02%	0.01%	0.01%	—%	—%

(k)	Annualized.
(l)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,						Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017	2016		2015

Net asset value, beginning of period	$35.87		$35.69		$31.30	$36.19		$38.61	$40.22		$34.92

Net investment income (loss)(a)	0.05		0.07		0.02	0.02		(0.06)	(0.01)		(0.00	)(b)
Net realized and unrealized gain (loss)	3.54		2.51		6.77	(1.91)		4.34	1.10		9.14

Net increase (decrease) from investment operations	3.59		2.58		6.79	(1.89)		4.28	1.09		9.14

Distributions(c)
From net investment income	(1.20	)(d)	(0.07	)(j)	(0.04)	(0.03)		(0.63)	(0.01)		(0.10)
From net realized gain	—		(2.33	)(j)	(2.11)	(2.97)		(6.07)	(2.69)		(3.74)
From return of capital	—		—		(0.25)	—		—	—		—

Total distributions	(1.20)		(2.40)		(2.40)	(3.00)		(6.70)	(2.70)		(3.84)

Net asset value, end of period	$38.26		$35.87		$35.69	$31.30		$36.19	$38.61		$40.22

Market price, end of period	$38.89		$36.45		$36.50	$31.75		$39.35	$42.70		$41.37

Total Return(e)
Based on net asset value	10.12	%(f)	7.26%		22.17%	(5.36)%		10.70%	2.38	%(f)	28.00%

Based on market price	10.16	%(f)	6.57%		23.17%	(11.71)%		8.87%	10.07	%(f)	36.99%

Ratios to Average Net Assets(g)
Total expenses	1.11	%(h)	1.11%		1.12%	1.15	%(i)	1.13%	1.16	%(h)	1.11%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.11	%(h)	1.11%		1.12%	1.14%		1.12%	1.11	%(h)	1.11%

Net investment income (loss)	0.27	%(h)	0.19%		0.06%	0.07%		(0.14)%	(0.10	)%(h)	(0.01)%

Supplemental Data
Net assets, end of period (000)	$401,408		$352,675		$331,858	$270,693		$297,530	$303,103		$313,933

Portfolio turnover rate	25%		37%		38%	59%		68%	6%		74%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,				Period from 11/01/14 to 12/31/14	Year Ended 10/31/14
		2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%	—%

(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.
(j)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018	2017		2016	2015

Net asset value, beginning of period	$8.44		$10.64	$9.86		$8.35	$11.67	$12.50		$13.54

Net investment income(a)	0.14		0.22	0.20	(b)	0.14	0.25	0.04		0.23
Net realized and unrealized gain (loss)	1.01		(1.80)	1.19		1.95	(2.76)	(0.72)		(0.27)

Net increase (decrease) from investment operations	1.15		(1.58)	1.39		2.09	(2.51)	(0.68)		(0.04)

Distributions(c)
From net investment income	(0.31	)(d)	(0.19)	(0.24)		(0.15)	(0.25)	(0.02)		(0.31)
From return of capital	—		(0.43)	(0.37)		(0.43)	(0.56)	(0.13)		(0.69)

Total distributions	(0.31)		(0.62)	(0.61)		(0.58)	(0.81)	(0.15)		(1.00)

Net asset value, end of period	$9.28		$8.44	$10.64		$9.86	$8.35	$11.67		$12.50

Market price, end of period	$8.18		$7.06	$9.77		$8.27	$7.11	$9.71		$10.78

Total Return(e)
Based on net asset value	14.27	%(f)	(14.90)%	15.60%		27.41%	(21.31)%	(5.20	)%(f)	0.61%

Based on market price	20.42	%(f)	(22.47)%	26.55%		25.50%	(19.47)%	(8.53	)%(f)	0.58%

Ratios to Average Net Assets
Total expenses	1.12	%(g)	1.08%	1.08%		1.08%	1.07%	1.15	%(g)	1.35	%(h)

Total expenses after fees waived and/or reimbursed	1.12	%(g)	1.08%	1.08%		1.08%	1.07%	1.04	%(g)	1.06	%(h)

Net investment income	3.01	%(g)	2.17%	2.06	%(b)	1.61%	2.43%	2.01	%(g)	1.70	%(h)

Supplemental Data
Net assets, end of period (000)	$863,153		$798,282	$1,027,472		$976,899	$827,040	$1,156,499		$582,220

Portfolio turnover rate	41%		66%	73%		101%	74%	2%		62%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.06%, respectively.

See notes to financial statements.

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 10/30/14 (a) to 12/31/14
			2018		2017	2016	2015

Net asset value, beginning of period	$26.21		$27.73		$20.10	$19.70	$19.43	$19.10	(b)

Net investment income (loss)(c)	(0.07)		(0.13)		(0.05)	0.00 (d)	0.03	(0.01)
Net realized and unrealized gain	7.25		0.37		8.96	1.60	1.44	0.48

Net increase from investment operations	7.18		0.24		8.91	1.60	1.47	0.47

Distributions(e)
From net investment income	(0.90	)(f)	—	(k)	(0.05)	—	(0.03)	(0.00	)(g)
From net realized gain	—		(1.76	)(k)	(0.22)	—	(0.01)	—
From return of capital	—		—		(1.01)	(1.20)	(1.16)	(0.10)

Total distributions	(0.90)		(1.76)		(1.28)	(1.20)	(1.20)	(0.10)

Capital changes with respect to issuance of Preferred Shares	—		—		—	—	—	(0.04)

Net asset value, end of period	$32.49		$26.21		$27.73	$20.10	$19.70	$19.43

Market price, end of period	$32.31		$27.48		$26.69	$17.94	$17.31	$17.59

Total Return(h)
Based on net asset value	27.56	%(i)	0.24%		45.73%	9.36%	8.61%	2.31	%(i)

Based on market price	21.00	%(i)	9.18%		57.15%	11.08%	5.36%	(11.55	)%(i)

Ratios to Average Net Assets
Total expenses	1.07	%(j)	1.09%		1.09%	1.10%	1.12%	1.19	%(j)

Total expenses after fees waived and/or reimbursed	0.92	%(j)	0.89%		0.89%	0.90%	0.92%	0.97	%(j)

Net investment income (loss)	(0.48	)%(j)	(0.43)%		(0.19)%	0.02%	0.15%	(0.24	)%(j)

Supplemental Data
Net assets, end of period (000)	$729,670		$587,908		$620,300	$452,443	$443,477	$437,380

Portfolio turnover rate	15%		53%		41%	74%	91%	7%

(a)	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.
(c)	Based on average shares outstanding.
(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(g)	Amount is greater than $(0.005) per share.
(h)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(i)	Aggregate total return.
(j)	Annualized.
(k)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	117

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSTZ
	Period from 06/27/19 (a) to 06/30/19

Net asset value, beginning of period	$20.00

Net investment income(b)	0.00	(c)
Net realized and unrealized gain	0.09

Net increase from investment operations	0.09

Net asset value, end of period	$20.09

Market price, end of period	$20.80

Total Return(d)
Based on net asset value	0.45	%(e)

Based on market price	4.00	%(e)

Ratios to Average Net Assets
Total expenses	1.36	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.36	%(f)(g)

Net investment income	0.83	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,406,535

Portfolio turnover rate	0%

(a)	Commencement of operations. This information includes the initial investment by BlackRock HoldCo2, Inc.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.15%.

See notes to financial statements.

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI

	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,					Period from 11/01/14 to 12/31/14		Year Ended 10/31/14
			2018		2017	2016	2015

Net asset value, beginning of period	$18.77		$21.12		$19.42	$19.50	$22.47	$22.40		$20.78

Net investment income(a)	0.26		0.49		0.56	0.56	0.47	0.11		0.51
Net realized and unrealized gain (loss)	2.71		(1.39)		2.59	0.81	(1.99)	0.20		2.68

Net increase (decrease) from investment operations	2.97		(0.90)		3.15	1.37	(1.52)	0.31		3.19

Distributions(b)
From net investment income	(0.73	)(c)	(0.63	)(g)	(0.47)	(0.49)	(0.42)	(0.10)		(0.51)
From net realized gain	—		(0.81	)(g)	(0.98)	(0.53)	(0.54)	—		(0.37)
From return of capital	—		(0.01)		—	(0.43)	(0.49)	(0.14)		(0.69)

Total distributions	(0.73)		(1.45)		(1.45)	(1.45)	(1.45)	(0.24)		(1.57)

Net asset value, end of period	$21.01		$18.77		$21.12	$19.42	$19.50	$22.47		$22.40

Market price, end of period	$22.14		$19.76		$21.62	$18.41	$16.78	$20.74		$20.02

Total Return(d)
Based on net asset value	15.98	%(e)	(4.40)%		16.62%	7.57%	(6.09)%	1.50	%(e)	16.94%

Based on market price	16.09	%(e)	(1.68)%		25.93%	18.50%	(12.45)%	4.82	%(e)	18.29%

Ratios to Average Net Assets
Total expenses	1.12	%(f)	1.12%		1.11%	1.13%	1.11%	1.17	%(f)	1.10%

Total expenses after fees waived and/or reimbursed	1.09	%(f)	1.09%		1.09%	1.13%	1.11%	1.11	%(f)	1.10%

Net investment income	2.55	%(f)	2.46%		2.70%	2.83%	2.24%	2.83	%(f)	2.36%

Supplemental Data
Net assets, end of period (000)	$357,730		$318,933		$357,776	$328,297	$329,747	$379,830		$378,762

Portfolio turnover rate	24%		28%		31%	8%	20%	2%		41%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Science and Technology Trust II*	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	Commenced operations on June 27, 2019.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on June 27, 2019, BSTZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on May 3, 2019 to BlackRock Financial Management, Inc., an affiliate of BSTZ, for $100,000. Investment operations for BSTZ commenced on June 27, 2019.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables BCX to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2019, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ level distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of BSTZ and offering expenses of BSTZ with respect to the issuance of shares in the amounts of $140,500 and $1,353,100, respectively, were paid by the Manager. BSTZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (unaudited) (continued)

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

122	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of BME, BCX and BST were valued using NAV or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BME
Barclays Bank PLC	$80,580	$(80,580)	$—
Goldman Sachs & Co.	73,349	(73,349)	—
Jefferies & Co.	138,900	(138,900)	—
Societe Generale	27,027	(27,027)	—

	$319,856	$(319,856)	$—

BCX
Goldman Sachs & Co.	$426,064	$(426,064)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	11	(11)	—
Morgan Stanley & Co. LLC	3	(3)	—

	$426,078	$(426,078)	$—

BST
Credit Suisse Securities (USA) LLC	$533,936	$(533,936)	$—
Goldman Sachs & Co.	1,305,830	(1,305,830)	—
Merrill Lynch, Pierce, Fenner & Smith Inc	456,653	(456,653)	—

	$2,296,419	$(2,296,419)	$—

(a)

Cash collateral with a value of $328,908, $478,185 and $2,292,285 for BME, BCX and BST, respectively, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

124	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, each Trust, except BCX, BST and BSTZ, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80
BOE	1.00
BME	1.00

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00
BUI	1.00

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of the Subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For such services, BST and BSTZ pay the Manager a monthly fee at an annual rate equal to 1.00% and 1.25%, respectively, of the average daily value of the Trusts’ managed assets. For purposes of calculating these fees, “managed assets” means the total assets of the Trusts (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2019 amounted to $49,636.

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

		Expiration Date
BST	0.15%	December 31, 2019
	0.10	December 31, 2020
	0.05	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets, except BUI and BGY, which is average daily net assets, as follows:

BGR	0.150%
BOE	0.175
BUI	0.025
BGY	0.100

These voluntary waivers may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2019, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

BGR	$291,665
BOE	688,324
BGY	326,321
BST	511,216
BUI	42,653

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements  (unaudited) (continued)

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amounts waived were as follows:

Amount Waived
BGR	$2,669
CII	1,554
BDJ	8,369
BOE	2,277
BGY	3,848
BME	6,248
BCX	5,244
BST	789
BSTZ	—
BUI	2,532

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2019, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

Prior to January 1, 2019, each Trust (other than BSTZ, which commenced operations after such date) retained 80% of securities lending income (which excluded collateral investment expenses). In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of closed-end funds referred to as the Closed-End Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses).

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2019, each Trust paid BIM the following amounts for securities lending agent services:

BME	$9,727
BCX	5,422
BST	46,168

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

126	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$41,285,086	$53,083,521
CII	123,468,353	145,835,323
BDJ	397,711,347	445,195,543
BOE	103,331,719	126,523,993
BGY	87,682,649	93,599,383
BME	114,385,733	91,391,207
BCX	343,978,459	361,402,762
BST	103,082,519	150,395,894
BSTZ	63,658,837	—
BUI	80,179,469	92,939,927

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2018, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

	BGR	BCX
No expiration date	$158,185,500	$402,068,922

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$398,523,371	$576,410,148	$1,465,478,304	$776,549,840	$655,701,879

Gross unrealized appreciation	$38,762,818	$184,753,989	$427,770,580	$87,380,285	$67,730,473
Gross unrealized depreciation	(43,456,452)	(15,548,233)	(71,373,604)	(65,687,454)	(58,574,956)

Net unrealized appreciation (depreciation)	$(4,693,634)	$169,205,756	$356,396,976	$21,692,831	$9,155,517

	BME	BCX	BST	BSTZ	BUI
Tax cost	$274,141,243	$802,087,789	$375,675,726	$1,563,468,755	$264,946,150

Gross unrealized appreciation	$132,362,931	$129,344,321	$371,283,435	$6,947,038	$99,657,728
Gross unrealized depreciation	(4,552,909)	(61,144,157)	(8,878,128)	(581,017)	(6,321,403)

Net unrealized appreciation	$127,810,022	$68,200,164	$362,405,307	$6,366,021	$93,336,325

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (unaudited) (continued)

to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Financials	BDJ
Health Care	BME
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invests a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Trusts concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BGY, BOE, and BCX invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

128	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Six Months Ended 06/30/19	Year Ended 12/31/18
BME	638,202	504,770

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended 06/30/19	Year Ended 12/31/18
BME	23,007	28,688
BST	28,215	60,353
BUI	40,336	46,552

For the six months ended June 30, 2019 and year ended December 31, 2018, for BGR, CII, and BDJ, shares issued and outstanding remained constant.

Shares of BSTZ issued and outstanding for the period June 27, 2019 to June 30, 2019, increased by 70,000,000 from the Trust’s initial public offering. As of June 30, 2019, BlackRock Financial Management, Inc., an affiliate of BSTZ, owned 5,000 shares of BSTZ.

BME has filed a final prospectus dated April 29, 2019 with the SEC allowing it to issue an additional 5,000,000 Common Shares through an equity Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,852,432 Common Shares remain available for issuance under the Shelf Offering. From June 9, 2016 to April 28, 2019 and August 12, 2015 to June 8, 2016, BME was authorized to issue 2,500,000 Common Shares and 453,000 Common Shares, respectively, under previous Shelf Offerings. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Initial costs incurred by BME in connection with its Shelf Offering are recorded as “Deferred offering cost” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

The Trusts (other than BSTZ) participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2017 through November 30, 2018, the Trusts (other than BSTZ) were permitted to repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2017, subject to certain conditions. On September 7, 2018, the Trusts (other than BSTZ) announced a continuation of the Repurchase Program. From December 1, 2018 through November 30, 2019, the Trusts (other than BSTZ) may repurchase up to 5% of their outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets.

For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

BOE	Shares	Amount
June 30, 2019	1,098,191	$11,398,114
December 31, 2018	728,069	7,051,296

BGY	Shares	Amount
June 30, 2019	428,264	$2,317,689
December 31, 2018	1,342,421	6,926,639

BCX	Shares	Amount
June 30, 2019	1,568,773	$12,406,758
December 31, 2018	2,000,565	17,063,427

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (unaudited) (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BGR	$0.077600	$0.077600
CII	0.082800	0.082800
BDJ	0.050000	0.050000
BOE	0.063000	0.063000
BME	0.200000	0.200000
BGY	0.033800	0.033800
BCX	0.051600	0.051600
BST	0.150000	0.150000
BUI	0.121000	0.121000

(a)	Net investment income dividend paid on July 31, 2019 to shareholders of record on July 15, 2019.
(b)	Net investment income dividend declared on August 1, 2019, payable to shareholders of record on August 15, 2019.

130	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) and BlackRock Science and Technology Trust (“BST” and together with BGR, CII, BDJ, BOE, BGY, BME, BCX and BST the “Funds”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each of BGR, BCX, BOE, BGY and BUI also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager, BlackRock International Limited (the “Sub-Advisor”), and each of BGR, BCX, BOE, BGY and BUI. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	131

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with BME’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, BGR ranked in the third, third, and fourth quartiles, respectively, against its Performance Peers. The Board noted BGR’s underperformance for the applicable period reported as compared to its Performance Peers.

132	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BGR’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BGR generally performed below expectations. The Board and BlackRock reviewed BGR’s underperformance.

The Board noted that for the one-, three- and five-year periods reported, CII ranked in the second, first and first quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of CII’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. BlackRock and the Board considered CII’s overall performance relative to these metrics.

The Board noted that for each of the one-, three- and five-year periods reported, BDJ ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board noted BDJ’s underperformance for the applicable period reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BDJ’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. BlackRock and the Board considered BDJ’s overall performance relative to these metrics.

The Board noted that for each of the one-, three- and five-year periods reported, BOE ranked in the fourth quartile against its Performance Peers. The Board noted BOE’s underperformance for the applicable periods reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BOE’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BOE generally performed below expectations. The Board and BlackRock reviewed BOE’s underperformance.

The Board noted that for each of the one-, three- and five-year periods reported, BGY ranked in the fourth quartile against its Performance Peers. The Board noted BGY’s underperformance for the applicable periods reported as compared to its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BGY’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BGY generally performed below expectations. The Board and BlackRock reviewed BGY’s underperformance.

The Board noted that for each of the one-, three- and five-year periods reported, BME ranked in the first quartile against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BME’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. BlackRock and the Board considered BME’s overall performance relative to these metrics.

The Board noted that for the one-, three- and five-year periods reported, BCX ranked in second, first and first quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BCX’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. Based on an overall rating relative to these metrics, as determined by BlackRock, BCX generally performed below expectations. The Board and BlackRock reviewed BCX’s underperformance.

The Board noted that for the one-year, three-year and since-inception periods reported, BST ranked in the second, first, and first quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BST’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. BlackRock and the Board considered BST’s overall performance relative to these metrics.

The Board noted that for the one-, three- and five-year periods reported, BUI ranked in the first, second and second quartiles, respectively, against its Performance Peers.

BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of BUI’s performance relative to these metrics. These metrics include fund return, Sharpe Ratio, stability of distribution and yield. BlackRock and the Board considered BUI’s overall performance relative to these metrics.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed

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BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGR. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver from 15 basis points to 22 basis points. The waiver increase was implemented on July 3, 2019.

The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BOE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.

The Board noted that BGY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGY. An advisory fee waiver has been in effect since 2013, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 10 basis points voluntary advisory fee waiver.

The Board noted that BME’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BST’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that, in connection with BST’s launch, BlackRock has contractually agreed to waive a portion of the advisory fee payable by BST through December 31, 2021. The contractual advisory fee waiver is 15 basis points through December 31, 2019, will be 10 basis points through December 31, 2020, and then will be 5 basis points through December 31, 2021.

The Board noted that BUI’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BUI. An advisory fee waiver has been in effect since 2017, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 2.5 basis points voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that although BME may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME’s assets will occur primarily through the appreciation of its investment portfolio.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund, except BUI, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager, the Sub-Advisor, and each of BGR, BCX, BOE and BGY, for a one-year term ending June 30, 2020. The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and BUI for a three-month term ending September 30, 2019, with further continuation to be considered by the Board at its September 2019 meeting, and the Sub-Advisory Agreement between the Manager, the Sub-Advisor and BUI, for a three-month term ending September 30, 2019, with further continuation to be considered by the Board at its September 2019 meeting. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Science and Technology Trust II (the “Fund”) met in person on May 1, 2019 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the Meeting, a majority of the Board Members were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund was not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board had previously reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Fund’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board then noted its previous review of BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board noted that, as a result, calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board then noted its previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed its previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked second out of three funds and the Fund’s estimated actual management fee rate and estimated total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s peers.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

138	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International LTD.(a)

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGR, BOE, BGY, BCX and BUI.
(b)	For BME.

TRUSTEE AND OFFICER INFORMATION	139

Additional Information

Fund Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Trusts, other than BME, do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust, other than BME, have not been updated after completion of the respective Trust’s offerings and the information contained in each such Trust’s Statement of Additional Information may have become outdated.

BME’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling 800-882-0052.

During the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q, as applicable. The Trusts’ Forms N-PORT and N-Q, as applicable, are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-PORT and N-Q, as applicable, may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

140	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

None of the Trusts, other than BME, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts” Common Shares and is not a solicitation of an offer to buy these Trusts” Common Shares. If any of the Trusts other than BME file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing.

BME has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Trust, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	141

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

142	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 – 31, 2019	0	0	0	9,377,120
February 1 – 28, 2019	0	0	0	9,377,120
March 1 – 31, 2019	0	0	0	9,377,120
April 1 – 30, 2019	0	0	0	9,377,120
May 1 – 31, 2019	0	0	0	9,377,120
June 1 – 30, 2019	0	0	0	9,377,120
Total:	0	0	0	9,377,120

1On September 7, 2018, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date

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within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1] The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Equity Dividend Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Equity Dividend Trust

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Equity Dividend Trust

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Equity Dividend Trust

Date: September 3, 2019

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